As Filed with the Securities and Exchange Commission on February 21, 2002
                                      Registration Nos. 333-28679; 811-5626
-----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   Pre-Effective Amendment No. ___                                     [ ]
   Post-Effective Amendment No. 14                                     [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
   Amendment No. 147                                                   [X]
                        (Check appropriate box or boxes)

                               SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               (Name of Depositor)

                             1475 Dunwoody Drive
                               West Chester, PA        19380-1478
(Address of Depositor's Principal Executive Offices)   (Zip Code)
Depositor's Telephone Number, including Area Code (610) 425-3400

                               Marilyn Talman, Esq.
                      Golden American Life Insurance Company
                               1475 Dunwoody Drive
                          West Chester, PA  19380-1478
                                 (610) 425-3516
                      (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practical after the effective date of the Registration Statement

It is proposed that this filing will become effective (check appropriate box):
          [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
          [ ]  on (date) pursuant to paragraph (b) of Rule 485
          [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [X]  on May 1, 2002 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
     Deferred Combination Variable and Fixed Annuity Contracts

                             PART A


ING  VARIABLE  ANNUITIES


GOLDEN AMERICAN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
                                   PROFILE OF

                              GOLDENSELECT ES II/R/

            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT

                                   MAY 1, 2002

     --------------------------------------------------------------------
     This Profile is a summary of some of the more important points that you should know and consider before purchasing the Contract. The Contract is more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.
     --------------------------------------------------------------------

--------------------------------------------------------------------------------

1.   THE ANNUITY CONTRACT


The Contract offered in this prospectus is a deferred combination variable and fixed annuity contract between you and Golden American Life Insurance Company. The Contract provides a means for you to invest on a tax-deferred basis in (i) one or more mutual fund investment portfolios through our Separate Account B and/or (ii) in a Fixed Account of Golden American with guaranteed interest periods. The mutual fund portfolios are listed on page 4. The Fixed Account is described in a separate prospectus titled GoldenSelect Fixed Account II. Generally, the investment portfolios are designed to offer a better return than the Fixed Account. However, this is NOT guaranteed. You may not make any money, and you can even lose the money you invest.


The Contract offers a choice of death benefit options. You may choose the Standard Death Benefit or one of the enhanced death benefit options, described on page [11]. Your choice of death benefit will affect your mortality and expense risk charge. Subject to state availability, you may also elect, for an additional charge, an earnings multiplier benefit rider. Please see page [5] for a description of the applicable charge. The earnings multiplier benefit rider provides a separate death benefit in addition to the death benefit option you select. The earnings multiplier benefit rider is available for non-qualified contracts only. For a description of the earnings multiplier benefit rider, please see page [12]. To find out about availability, check with our Customer Service Center.

ES II PROFILE                                           PROSPECTUS BEGINS AFTER
121799                                                  PAGE 15 OF THIS PROFILE

Your death benefit and mortality and expense risk charge depend on the category of contract owners to which you belong and on the death benefit that you choose. There are three categories of contract owners covered by this prospectus. For ease of reference, they are called Pre-2001, Yr-2001 and May-2002 contract owners. The category of contract that you own is indicated on your quarterly statements. If you are unsure which category applies to you, please call our Customer Service Center. The telephone number is (800) 366-0066.


The following is a general description of the categories:

       Pre-2001:    a) all contracts purchased prior to January 2, 2001; b)
                    contracts purchased on or after January 2, 2001 which offer one death benefit option (as available in the state of issue at the time of purchase).


       Yr-2001: Contracts purchased on or after January 1, 2001, which offer five death benefit options and optional benefit riders and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original Yr-2001 benefit calculation and the Special Funds "floor" (as available in the state of issue at the time of purchase).

       May-2002:     Contracts purchased on or after May 1, 2002, which offer
                     five death benefit options and optional benefit riders, and under which the determination of benefits when there are allocations to Special Funds is the same as the Special
                     Funds "floor," but all withdrawals are pro-rata (as available in the state of issue at the time of purchase).


Other than as specifically noted, this Profile and Prospectus describe the benefits applicable to all categories of contract owners.

Subject to state availability, you may also elect, for an additional charge, one of three other optional riders offering specified benefits featured in the prospectus for the contract. The three optional benefit riders are listed on page [14]. The optional benefit riders can provide protection under certain circumstances in the event that unfavorable investment performance has lowered your value below certain targeted growth. These riders do not guarantee the performance of your investment portfolios. Separate charges are assessed for the optional riders. Please see page [5] for a description of the applicable charges. You should carefully analyze and completely evaluate each rider before you purchase any. Be aware that the benefit provided by any of the riders will be affected by certain later actions you may take -- such as withdrawals and transfers. The riders are not available to Contracts issued before January 2, 2001. To find out about availability, check with our Customer Service Center.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the date on which you start receiving the annuity payments under your Contract. The amounts you accumulate during the accumulation phase will determine the amount of annuity payments you will receive. The income phase begins on the annuity start date, which is the date you start receiving regular annuity payments from your Contract.


You determine (1) the amount and frequency of premium payments, (2) the allocation to investment options, (3) transfers between investment options, (4) the type of annuity to be paid after the accumulation phase, (5) the beneficiary who will receive the death benefits, (6) the type of death benefit, and (7) the amount and frequency of withdrawals.


2.   YOUR ANNUITY PAYMENTS (THE INCOME PHASE)

Annuity payments are the periodic payments you will begin receiving on the annuity start date. You may choose one of the following annuity payment options:

       ------------------------------------------------------------------------------------
                                 ANNUITY OPTIONS
       ------------------------------------------------------------------------------------
       Option 1            Income for a fixed      Payments are made for a specified  number of years to you or your
                           period                  beneficiary.
       ------------------- ----------------------- ---------------------------------------------------------------------
       Option 2            Income for life with    Payments  are  made  for  the  rest of your  life or  longer  for a
                           a period certain        specified  period such as 10 or 20 years or until the total  amount used to buy this option has been repaid. This option comes with an added guarantee that payments will continue to your beneficiary for the remainder of such period if you should die during the period.
       ------------------- ----------------------- ---------------------------------------------------------------------
       Option 3            Joint life income       Payments  are  made for your  life and the life of  another  person
                                                   (usually your spouse).
       ------------------- ----------------------- ---------------------------------------------------------------------
       Option 4            Annuity plan            Any  other  annuitization  plan  that we  choose  to  offer  on the annuity start date.
       ------------------- ----------------------- ---------------------------------------------------------------------


Annuity payments under Options 1, 2 and 3 are fixed. Annuity payments under Option 4 may be fixed or variable. If variable and subject to the Investment Company Act of 1940, it will comply with requirements of such Act. Once you elect an annuity option and begin to receive payments, it cannot be changed.

3.   PURCHASE (BEGINNING OF THE ACCUMULATION PHASE)

You may purchase the Contract with an initial payment of $5,000 or more ($1,500 for a qualified Contract) up to and including age 85. The Contract may not be available to all ages through all broker-dealers. You may make additional payments of $100 or more ($50 for a qualified Contract) at any time before you turn 85 during the accumulation phase. Under certain circumstances, we may waive the minimum initial and additional premium payment requirement. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

Who may purchase this Contract? The Contract may be purchased by individuals as part of a personal retirement plan (a "non-qualified Contract"), or as a Contract that qualifies for special tax treatment when purchased as either an Individual Retirement Annuity (IRA) or in connection with a qualified retirement plan (each a "qualified Contract").

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other benefits including death benefits and the ability to receive a lifetime income. See "Expenses" in this profile.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (1) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (2) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR (3) YOUR ASSETS ARE ALREADY IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

4.   THE INVESTMENT PORTFOLIOS


You can direct your money into (1) the Fixed Account, and/or (2) into any one or more of the following mutual fund investment portfolios through our Separate Account B. The investment portfolios are described in the prospectuses for the GCG Trust, the PIMCO Variable Insurance Trust, the Pilgrim Variable Insurance Trust, the Prudential Series Fund, the Pilgrim Variable Products Trust, the ProFunds, the A I M Variable Insurance Funds, the Pioneer Variable Contracts Trust and the INVESCO Variable Investment Funds, Inc. Keep in mind that while an investment in the fixed account earns a fixed interest rate, an investment in any investment portfolio, depending on market conditions, may cause you to make or lose money. The investment portfolios available under your Contract are:


      THE GCG TRUST
        Liquid Asset Series                        Value Equity Series                   Capital Appreciation Series
        Limited Maturity Bond Series               Investors Series                      Small Cap Series
        Core Bond Series                           International Equity Series           Mid-Cap Growth Series
        Fully Managed Series                       Rising Dividends Series               Strategic Equity Series
        Total Return Series                        Managed Global Series                 Special Situations
        Asset Allocation Growth Series             Large Cap Value Series                Growth Series
        Equity Income Series                       Hard Assets Series                    Developing World Series
        All Cap Series                             Diversified Mid-Cap Series            Internet TollkeeperSM Series
        Growth and Income Series                   Research Series
        Real Estate Series                         Capital Growth Series

      THE PIMCO VARIABLE INSURANCE TRUST           PILGRIM VARIABLE INSURANCE TRUST
        PIMCO High Yield Bond Portfolio              Pilgrim VIT Worldwide Growth Fund
        PIMCO StocksPLUS Growth
           and Income Portfolio                    PILGRIM VARIABLE PRODUCTS TRUST
                                                     Pilgrim VP MagnaCap Portfolio
      PRUDENTIAL SERIES FUND                         Pilgrim VP SmallCap Opportunities Portfolio
        Prudential Jennison Portfolio                Pilgrim VP Growth Opportunities Portfolio
        SP Jennison International Growth
          Portfolio
                                                   AIM VARIABLE INSURANCE FUNDS
      PROFUNDS                                       AIM V.I. Dent Demographic Trends Fund
        ProFund VP Bull
        ProFund VP Small-Cap                       INVESCO VARIABLE INVESTMENT FUNDS, INC.
        ProFund VP Europe 30                         INVESCO VIF-- Financial Services Fund
                                                     INVESCO VIF -- Health Sciences Fund
      PIONEER VARIABLE CONTRACTS TRUST               INVESCO VIF-- Utilities Fund
        Pioneer Fund VCT Portfolio
        Pioneer Mid-Cap Value VCT Portfolio

         Internet TollkeeperSM is a service mark of Goldman, Sachs & Co.

FUND CATEGORIES: For purposes of determining death benefits and benefits under the optional benefit riders (but not the earnings multiplier benefit rider), we assign the investment options to one of three categories of funds. The categories are:

             1)   Covered Funds;

             2)   Special Funds; and

             3)   Excluded Funds.

For more detailed information, please see "Covered Funds, Special Funds and Excluded Funds" in the prospectus. In addition, we may designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may establish any such limitation, at our discretion, as a percentage of premium or contract value or as a specified dollar amount and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. We may, with 30 days notice to you, designate any investment portfolio as a Restricted Fund or change the limitations on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. For more detailed information, see "Restricted Funds" in the prospectus for the Contract.

5.   EXPENSES

The Contract has insurance features and investment features, and there are charges related to each. For the insurance features, the Company deducts a mortality and expense risk charge, an asset-based administrative charge and an annual contract administrative charge of $30. We deduct the mortality and expense risk charge and the asset-based administrative charges daily directly from your contact value in the investment portfolios. The mortality and expense risk charge for Yr-2001 and May-2002 contract owners and the asset-based administrative charge, on an annual basis, are as follows:

---------------------------------------------------------------------------------------------
                                                                                   ENHANCED DEATH BENEFITS
                                                   STANDARD            DEFERRED      ANNUAL
                                                   DEATH BENEFIT        RATCHET      RATCHET     7% SOLUTION     MAX 7
---------------------------------------------------------------------------------------------
  Mortality & Expense Risk Charge                      1.25%             1.30%        1.50%         1.60%        1.70%
  Asset-Based Administrative Charge                    0.15%             0.15%        0.15%         0.15%        0.15%
                                                       -----             -----        -----         -----        -----
      Total                                            1.40%             1.45%        1.65%         1.75%        1.85%
---------------------------------------------------------------------------------------------

Please see Appendix E of the prospectus for a description of the mortality and expense risk charge for Pre-2001 contract owners.

EARNINGS MULTIPLIER BENEFIT RIDER CHARGES

If you choose to purchase the earnings multiplier benefit rider, we will deduct a separate quarterly charge for the rider on each quarterly contract anniversary and pro rata when the rider terminates. We deduct the rider charge directly from your contract value in the investment portfolios; if the value in the investment portfolios is insufficient, the rider charge will be deducted from the Fixed Account. The quarterly rider charge is 0.075% of the contract value (0.30% annually).

OPTIONAL BENEFIT RIDER CHARGES

If you choose to purchase one of the other optional benefit riders we offer, we will deduct a separate quarterly charge for the rider on each quarterly contract anniversary and pro rata when the rider terminates. We deduct the rider charges directly from your contract value in the investment portfolios; if the value in the investment portfolios is insufficient, rider charges will be deducted from the fixed account. The rider charges are as follows:

       Minimum Guaranteed Accumulation Benefit (MGAB) rider

          Waiting Period        Quarterly Charge
          --------------        ----------------
          10 Year............   0.125% of the MGAB Charge Base*(0.50% annually)
          20 Year............   0.125% of the MGAB Charge Base (0.50% annually)

       Minimum Guaranteed Income Benefit (MGIB) rider

          MGIB Base Rate        Quarterly Charge
          --------------        ----------------
          7%.................   0.125% of the MGIB Charge Base* (0.50% annually)

       Minimum Guaranteed Withdrawal Benefit (MGWB) rider

          Quarterly Charge
          ----------------
          0.125% of the MGWB Eligible Payment Amount* (0.50% annually)

       * See prospectus for a description.

Each investment portfolio has charges for investment management fees and other expenses. These charges, which vary by investment portfolio, currently range from 0.55% to 1.86% annually (see following table) of the portfolio's average daily net asset balance.

If you withdraw money from your Contract, or if you begin receiving annuity payments, we may deduct a premium tax of 0%-3.5% to pay to your state.

We deduct a surrender charge if you surrender your Contract or withdraw an amount exceeding the free withdrawal amount. The free withdrawal amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal. The following table shows the schedule of the surrender charge that will apply. The surrender charge is a percent of each premium payment withdrawn.

     COMPLETE YEARS ELAPSED         0  |  1 |  2 |  3 |  4 |  5 |  6 |  7 |  8+
         SINCE PREMIUM PAYMENT         |    |    |    |    |    |    |    |
                                       |    |    |    |    |    |    |    |
     SURRENDER CHARGE               8% | 7% | 6% | 5% | 4% | 3% | 2% | 1% | 0%

The following table is designed to help you understand the Contract charges. The "Total Annual Insurance Charges" column is divided into two: One part reflects the maximum mortality and expense risk charge (based on the Max 7 Enhanced Death Benefit), the asset-based administrative charge, the annual contract administrative charge as [0.05%] (based on an average contract value of [$60,000]), the earnings multiplier benefit rider charge of 0.30%, and the highest optional rider charge assumed to be 0.75%, where the rider base is equal to the initial premium and increases by 7% each year. The second part reflects the same insurance charges, but without any rider charges. The "Total Annual Investment Portfolio Charges" column reflects the portfolio charges for each portfolio and is based on actual expenses as of December 31, 2001, except for
(i) portfolios that commenced operations during 2001 where the charges have been estimated, and (ii) newly formed portfolios where the charges have been estimated. The column "Total Annual Charges" reflects the sum of the previous two columns. The columns under the heading "Examples" show you how much you would pay under the Contract for a 1-year period and for a 10-year period.

As required by the Securities and Exchange Commission, the examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of Year 1 or at the end of Year 10 (based on the Max 7 Enhanced Death Benefit). The 1 Year examples above include an 8% surrender charge. For Years 1 and 10, the examples show the total annual charges assessed during that time and assume that you have elected the Max 7 Enhanced Death Benefit. For these examples, the premium tax is assumed to be 0%.

[TO  BE  UPDATED  BY  AMENDMENT]

----------------------------------------------------------------------------------------------
                                                                                                    EXAMPLES:
                              TOTAL ANNUAL                         TOTAL ANNUAL           TOTAL CHARGES AT THE END OF:
                            INSURANCE CHARGES                         CHARGES              1 YEAR              10 YEARS
                             WITH       W/O      TOTAL ANNUAL      WITH      W/O       WITH       W/O       WITH       W/O
                              THE       ANY       INVESTMENT        THE      ANY        THE       ANY        THE       ANY
                             RIDER     RIDER       PORTFOLIO       RIDER    RIDER      RIDER     RIDER      RIDER     RIDER
  INVESTMENT PORTFOLIO      CHARGES   CHARGE        CHARGES       CHARGES  CHARGE     CHARGES   CHARGE     CHARGES   CHARGE
----------------------------------------------------------------------------------------------
 THE GCG TRUST
  Liquid Asset               2.95%    1.90%          0.55%        3.50%     2.45%      $115      $105       $377      $279
  Limited Maturity Bond      2.95%    1.90%          0.55%        3.50%     2.45%      $115      $105       $377      $279
  Core Bond                  2.95%    1.90%          1.01%        3.96%     2.91%      $120      $109       $417      $323
  Fully Managed              2.95%    1.90%          0.95%        3.90%     2.85%      $119      $109       $412      $318
  Total Return               2.95%    1.90%          0.89%        3.84%     2.79%      $119      $108       $407      $312
  Asset Allocation Growth    2.95%    1.90%          1.01%        3.96%     2.91%      $120      $109       $417      $323
  Equity Income              2.95%    1.90%          0.95%        3.90%     2.85%      $119      $109       $412      $318
  All Cap                    2.95%    1.90%          1.01%        3.96%     2.91%      $120      $109       $417      $323
  Growth and Income          2.95%    1.90%          1.11%        4.06%     3.01%      $121      $110       $426      $333
  Real Estate                2.95%    1.90%          0.95%        3.90%     2.85%      $119      $109       $412      $318
  Value Equity               2.95%    1.90%          0.95%        3.90%     2.85%      $119      $109       $412      $318
  Investors                  2.95%    1.90%          1.01%        3.96%     2.91%      $120      $109       $417      $323
  International Equity       2.95%    1.90%          1.26%        4.21%     3.16%      $122      $112       $438      $347
  Rising Dividends           2.95%    1.90%          0.95%        3.90%     2.85%      $119      $109       $412      $318
  Managed Global             2.95%    1.90%          1.26%        4.21%     3.16%      $122      $112       $438      $347
  Large Cap Value            2.95%    1.90%          1.01%        3.96%     2.91%      $120      $109       $417      $323
  Hard Assets                2.95%    1.90%          0.95%        3.90%     2.85%      $119      $109       $412      $318
  Diversified Mid-Cap        2.95%    1.90%          1.01%        3.96%     2.91%      $120      $109       $417      $323
  Research                   2.95%    1.90%          0.89%        3.84%     2.79%      $119      $108       $407      $312
  Capital Growth             2.95%    1.90%          1.00%        3.95%     2.90%      $120      $109       $416      $322
  Capital Appreciation       2.95%    1.90%          0.95%        3.90%     2.85%      $119      $109       $412      $318
  Small Cap                  2.95%    1.90%          0.95%        3.90%     2.85%      $119      $109       $412      $318
  Mid-Cap Growth             2.95%    1.90%          0.89%        3.84%     2.79%      $119      $108       $407      $312
  Strategic Equity           2.95%    1.90%          0.95%        3.90%     2.85%      $119      $109       $412      $318
  Special Situations         2.95%    1.90%          1.11%        4.06%     3.01%      $121      $110       $426      $333
  Growth                     2.95%    1.90%          1.00%        3.95%     2.90%      $120      $109       $416      $322
  Developing World           2.95%    1.90%          1.76%        4.71%     3.66%      $127      $117       $478      $391
  Internet Tollkeeper        2.95%    1.90%          1.86%        4.81%     3.76%      $128      $118       $486      $400

 THE PIMCO VARIABLE INSURANCE TRUST
  PIMCO High Yield Bond      2.95%    1.90%          0.75%        3.70%     2.65%      $117      $107       $395      $298
  PIMCO StocksPLUS
    Growth and Income        2.95%    1.90%          0.65%        3.60%     2.55%      $116      $106       $386      $289

 PILGRIM VARIABLE INSURANCE TRUST
  Pilgrim VIT Worldwide
    Growth                   2.95%    1.90%          1.23%        4.18%     3.13%      $122      $112       $436      $344

 THE PRUDENTIAL SERIES FUND
  Prudential Jennison        2.95%    1.90%          1.04%        3.99%     2.94%      $120      $110       $420      $326
  SP Jennison
    International Growth     2.95%    1.90%          1.64%        4.59%     3.54%      $126      $116       $469      $381

 PILGRIM VARIABLE PRODUCTS TRUST
  Pilgrim VP MagnaCap        2.95%    1.90%          1.10%        4.05%     3.00%      $121      $110       $425      $332
  Pilgrim VP SmallCap
    Opportunities            2.95%    1.90%          1.10%        4.05%     3.00%      $121      $110       $425      $332
  Pilgrim VP Growth
    Opportunities            2.95%    1.90%          1.10%        4.05%     3.00%      $121      $110       $425      $332
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                                                                    EXAMPLES:
                              TOTAL ANNUAL                         TOTAL ANNUAL           TOTAL CHARGES AT THE END OF:
                            INSURANCE CHARGES                         CHARGES              1 YEAR              10 YEARS
                             WITH       W/O      TOTAL ANNUAL      WITH      W/O       WITH       W/O       WITH       W/O
                              THE       ANY       INVESTMENT        THE      ANY        THE       ANY        THE       ANY
                             RIDER     RIDER       PORTFOLIO       RIDER    RIDER      RIDER     RIDER      RIDER     RIDER
  INVESTMENT PORTFOLIO      CHARGES   CHARGE        CHARGES       CHARGES  CHARGE     CHARGES   CHARGE     CHARGES   CHARGE
----------------------------------------------------------------------------------------------
 PROFUNDS
 ProFund VP Bull             2.95%    1.90%          1.80%        4.75%     3.70%      $128      $117       $481      $395
  ProFund VP Small-Cap       2.95%    1.90%          1.80%        4.75%     3.70%      $128      $117       $481      $395
  ProFund VP Europe 30       2.95%    1.90%          1.75%        4.70%     3.65%      $127      $117       $477      $391

 AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Dent
    Demographic Trends       2.95%    1.90%          1.45%        4.40%     3.35%      $124      $114       $453      $364

 PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Fund VCT           2.95%    1.90%          0.93%        3.88%     2.83%      $119      $109       $410      $316
  Pioneer Mid-Cap
    Value VCT                2.95%    1.90%          1.01%        3.96%     2.91%      $120      $109       $417      $323

 INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF--
    Financial Services       2.95%    1.90%          1.09%        4.04%     2.99%      $121      $110       $424      $331
  INVESCO VIF--
    Health Sciences          2.95%    1.90%          1.07%        4.02%     2.97%      $120      $110       $422      $329
  INVESCO VIF--
    Utilities                2.95%    1.90%          1.41%        4.36%     3.31%      $124      $113       $450      $360
----------------------------------------------------------------------------------------------

The "Total Annual Investment Portfolio Charges" column above reflects current expense reimbursements for applicable investment portfolios. For more detailed information, see "Fees and Expenses" in the prospectus for the Contract.

6.   TAXES

Under a qualified Contract, your premiums are generally pre-tax contributions and accumulate on a tax-deferred basis. Premiums and earnings are generally taxed as income when you make a withdrawal or begin receiving annuity payments, presumably when you are in a lower tax bracket.

Under a non-qualified Contract, premiums are paid with after-tax dollars, and any earnings will accumulate tax-deferred. You will generally be taxed on these earnings, but not on premiums, when you make a withdrawal or begin receiving annuity payments.

For owners of most qualified Contracts, when you reach age 70 1/2 (or, in some cases, retire), you will be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts at your request.

If you are younger than 59 1/2 when you take money out, in most cases, you will be charged a 10% federal penalty tax on the taxable amount withdrawn.

7.   WITHDRAWALS


You can withdraw your money at any time during the accumulation phase. You may elect in advance to take systematic withdrawals which are described on page [14]. Withdrawals above the free withdrawal amount may be subject to a surrender charge. We will apply a market value adjustment if you withdraw your money from the Fixed Account more than 30 days before the applicable maturity date. Income taxes and a penalty tax may apply to amounts withdrawn.


8.   PERFORMANCE

The value of your Contract will fluctuate depending on the investment performance of the portfolio(s) you choose. The following chart shows average annual total return for each portfolio that was in operation for the entire year of 2001. These numbers reflect the deduction of the mortality and expense risk charge (based on the Max 7 Enhanced Death Benefit), the asset-based administrative charge, the annual contract fee, the earnings multiplier benefit rider charge and the maximum optional benefit rider charge on a rider base that accumulates at 7%, but do not reflect deductions for any surrender charges. If surrender charges were reflected, they would have the effect of reducing performance. Please keep in mind that past performance is not a guarantee of future results.

                                                                                       CALENDAR YEAR
       INVESTMENT PORTFOLIO                                            2001           2000          1999           1998
       -------------------------------------------------------------------------------------
       Managed by A I M Capital Management, Inc.
            Capital Appreciation(1)                                                 -17.55%         21.35%          9.67%
            Strategic Equity(2)                                                     -14.80%         52.15%         -1.89%
       Managed by Alliance Capital Management L.P.
            Capital Growth(2)                                                       -19.41%         22.22%          8.98%
       Managed by Baring International Investment Limited
            Developing World(2)                                                     -35.68%         57.50%            --
            Hard Assets(2)                                                           -7.34%         20.13%        -31.60%
       Managed by Capital Guardian Trust Company
            Large Cap Value
            Managed Global(3)                                                       -16.90%         59.04%         25.92%
            Small Cap(3)                                                            -20.47%         46.69%         17.78%
       Managed by Eagle Asset Management, Inc.
            Value Equity                                                              5.86%         -2.20%         -1.21%
       Managed By Fidelity Management and Research Company
            Asset Allocation Growth
            Diversified Mid-Cap
       Managed by ING Investment Management, LLC
            Limited Maturity Bond                                                     4.85%         -1.58%          4.00%
            Liquid Asset                                                              3.22%          1.93%          2.24%
       Managed by Janus Capital Corporation
            Growth(2)                                                               -24.13%         73.58%         23.49%
            Growth and Income
            Special Situations
       Managed by Massachusetts Financial Services Company
            Mid-Cap Growth                                                            5.34%         74.44%         19.57%
            Research                                                                 -7.10%         20.93%         19.81%
            Total Return                                                             13.41%          0.59%          8.62%
       Managed By Pacific Investment Management Company
            Core Bond(4)                                                             -1.78%        -11.13%          8.87%
       Managed By Salomon Brothers Asset Management, Inc.
            All Cap
            Investors
       Managed by T. Rowe Price Associates, Inc.
            Equity Income(2)                                                          9.90%         -3.41%          5.36%
            Fully Managed                                                            18.74%          4.06%          3.06%
       Managed by Van Kampen
            Real Estate(5)                                                           27.57%         -6.42%        -15.84%
            Rising Dividends(6)                                                      -4.76%         12.80%         11.10%
       Managed By Pacific Investment Management Company
            PIMCO High Yield Bond                                                    -3.55%          0.24%            --
            PIMCO StocksPLUS Growth and Income                                      -11.95%         16.67%            --


       (1) Prior to April 1, 1999, a different firm managed the Portfolio.
       (2) Prior to March 1, 1999, a different firm managed the Portfolio.
       (3) Prior to February 1, 2000, a different firm managed the Portfolio.
       (4) Prior to May 1, 2001, a different firm managed the Portfolio using a different investment style.
       (5) Prior to December 17, 2001, a different firm managed the Portfolio.
       (6) Prior to January 30, 2002, a different firm managed the Portfolio.

9.   DEATH BENEFIT

The death benefit, and earnings multiplier benefit, if elected, is payable when the first of the following persons dies: the contract owner, joint owner, or annuitant (if a contract owner is not an individual). Assuming you are the contract owner, if you die during the accumulation phase, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit paid depends on the death benefit you have chosen. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death, as well as required claim forms, at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of your death, the amount of the benefit payable in the future may be affected. If you die after the annuity start date and you are the annuitant, your beneficiary will receive the death benefit you chose under the annuity option then in effect.

The death benefit may be subject to certain mandatory distribution rules required by federal tax law.


THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOR CONTRACT OWNERS IN THE MAY-2002 CATEGORY. IF YOU ARE A PRE-2001 CONTRACT OWNER, PLEASE SEE APPENDIX E TO THE PROSPECTUS FOR A DESCRIPTION OF THE CALCULATION OF DEATH BENEFITS APPLICABLE TO YOUR CONTRACT. IF YOU ARE A YR-2001 CONTRACT OWNER, PLEASE SEE APPENDIX F TO THE PROSPECTUS FOR A DESCRIPTION OF THE CALCULATION OF DEATH BENEFITS APPLICABLE TO YOUR CONTRACT. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER.


You may choose one of the following Death Benefits: (i) the Standard Death Benefit, (ii) the Deferred Ratchet Enhanced Death Benefit, (iii) the 7% Solution Enhanced Death Benefit, (iv) the Annual Ratchet Enhanced Death Benefit, or (v) the Max 7 Enhanced Death Benefit. The 7% Solution Enhanced Death Benefit, the Annual Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The Deferred Ratchet, 7% Solution, Annual Ratchet and Max 7 Enhanced Death Benefits may not be available where a Contract is held by joint owners.

Base Death Benefit. We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1)   the contract value; and

     2)   the cash surrender value.


The STANDARD DEATH BENEFIT equals the GREATER of:

     1)   the Base Death Benefit; and

     2) the Standard Minimum Guaranteed Death Benefit for amounts allocated to Covered Funds plus the contract value allocated to Excluded Funds.

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the Enhanced Death Benefits, certain investment options may be designated as "Special or Excluded Funds." Selecting a Special or Excluded Fund may limit or reduce certain enhanced death benefits. You must select a death benefit. We cannot process your application unless you elect one of the death benefit options. The death benefit choice is available only at the time you purchase your Contract. The enhanced death benefit options are not available where a Contract is owned by joint owners. Once you choose a death benefit, it cannot be changed. We may in the future stop or suspend offering any of the enhanced death benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the enhanced death benefit. The MGWB rider may also affect the death benefit. See "Minimum Guaranteed Withdrawal Benefit (MGWB) Rider -- Death Benefit during Automatic Periodic Benefit Status."


Each of the enhanced death benefit options is based on a minimum guaranteed death benefit for that option. Please see "Death Benefit Choices" in the prospectus for details on the calculation of the minimum guaranteed death benefit for each enhanced death benefit and further details on the effect of withdrawals and transfers on the calculation of the enhanced death benefits.

The DEFERRED RATCHET ENHANCED DEATH BENEFIT equals the GREATER of:

        1)   the Standard Death Benefit; and


        2) the Deferred Ratchet Minimum Guaranteed Death Benefit for amounts allocated to Covered Funds plus the contract value allocated to Excluded Funds, as further described in the prospectus.


The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the GREATER of:

        1)   the Standard Death Benefit; and

        2) the Annual Ratchet Minimum Guaranteed Death Benefit for amounts allocated to Covered Funds plus the contract value allocated to Excluded Funds, as further described in the prospectus.

The 7% SOLUTION ENHANCED DEATH BENEFIT equals the GREATER of:

        1)   the Standard Death Benefit; and


        2) the lesser of: a) the cap; and b) the sum of the 7% Solution Minimum Guaranteed Death Benefit for amounts allocated to Covered Funds, the 7% Solution Minimum Guaranteed Death Benefit for amounts allocated to Special Funds, and the Contract Value allocated to Excluded Funds, as further described in the prospectus.


The MAX 7 ENHANCED DEATH BENEFIT equals the GREATER of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit. Under this benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

We may, with 30 days notice to you, designate any investment portfolio as a Special or Excluded Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Keep in mind that selecting a Special or Excluded Fund may limit or reduce the Enhanced Death Benefit.

For the period during which a portion of the contract value is allocated to a Special or Excluded Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during the period contract value is allocated to a Special or Excluded Fund.

EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issues ages 75 or under. It may be added at issue of the Contract or on the next contract anniversary following introduction of the rider in a state, if later. The rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals ("Maximum Base"). Currently, where the rider is added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: 1) the Maximum Base; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus premiums adjusted for withdrawals. If the rider is added to a Contract after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: 1) 150% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus the contract value on the rider effective date, minus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is pro rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for this feature and once selected, it may not be revoked. The earnings multiplier benefit rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see page [5] for a description of the earnings multiplier benefit rider charge.

The rider is available for both non-qualified and qualified contracts. Please see the discussions of possible tax consequences in sections titled "Individual Retirement Annuities," "Taxation of Non-Qualified Contracts," and "Taxation of Qualified Contracts," in the prospectus.

10.   OTHER INFORMATION

     FREE LOOK. If you cancel the Contract within 10 days after you receive it, you will receive a refund of the adjusted contract value. We determine your contract value at the close of business on the day we receive your written refund request. For purposes of the refund during the free look period, (i) we adjust your contract value for any market value adjustment (if you have invested in the fixed account), and (ii) then we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios and the potential positive or negative effect of the market value adjustment, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. Also, in some states, you may be entitled to a longer free look period.


     TRANSFERS AMONG INVESTMENT PORTFOLIOS AND THE FIXED ACCOUNT. You can make transfers among your investment portfolios and your investment in the Fixed Account as frequently as you wish without any current tax implications. The minimum amount for a transfer is $100. There is currently no charge for transfers, and we do not limit the number of transfers allowed. The Company may, in the future, charge a $25 fee for any transfer after the twelfth transfer in a contract year or limit the number of transfers allowed. Keep in mind that a transfer or withdrawal from your Fixed Account may cause a market value adjustment. Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds will impact your death benefit and benefits under an optional benefit rider, if any. Also, a transfer to a Restricted Fund will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. Transfers from Restricted Funds are not limited. If the result of multiple transfers is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit. See "Restricted Funds" in the prospectus for more information.


     NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. See "Federal Tax Considerations -- Taxation of Death Benefit Proceeds" in the prospectus for the Contract.

     OPTIONAL RIDERS. For Yr-2001 and May-2002 Contracts and subject to state availability, you may purchase one of three optional benefit riders for an additional charge. You may not add more than one of these three riders to your Contract. There is a separate charge for each rider. Once elected, the riders generally may not be cancelled. This means once added the rider may not be removed and charges will be assessed regardless of the performance of your Contract.

THE FOLLOWING DESCRIBES THE OPTIONAL RIDERS FOR CONTRACT OWNERS PURCHASING CONTRACTS ON OR AFTER MAY 1, 2002. IF YOU ARE A YR-2001 CONTRACT OWNER, PLEASE SEE APPENDIX G FOR A DESCRIPTION OF THE CALCULATION OF THE OPTIONAL RIDER BENEFITS APPLICABLE UNDER YOUR CONTRACT.

          Minimum Guaranteed Accumulation Benefit (MGAB) Rider. The MGAB is an optional benefit which offers you the ability to receive a one-time adjustment to your contract value in the event your contract value on a specified date is below the MGAB rider guarantee. When added at issue, the MGAB rider guarantees that your contract value will at least equal your initial premium payment at the end of ten years, or, at least equal two times your initial premium payment at the end of twenty years, depending on the waiting period you select, reduced pro rata for withdrawals and certain transfers. The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. Investment in Special Funds or Excluded Funds may limit or reduce the benefits provided under the rider. As is more fully described in the prospectus, rider benefits are generally based on the contract value for allocations to Excluded Funds. The MGAB rider may offer you protection in the event of a lower contract value that may result from unfavorable investment performance of your Contract. There are exceptions, conditions, eligibility requirements, and important considerations associated with the MGAB rider. See "Optional Riders" in the prospectus for more complete information.

          Minimum Guaranteed Income Benefit (MGIB) Rider. The MGIB rider is an optional benefit which guarantees a minimum amount of income that will be available to you upon annuitization, regardless of fluctuating market conditions. Ordinarily, the amount of income that will be available to you upon annuitization is based upon your contract value, the annuity option you selected and the guaranteed or then current income factors in effect. If you purchase the MGIB rider, the minimum amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greater of the amounts that are ordinarily available to you under your Contract and the MGIB annuity benefit, which is based on your MGIB Base, the MGIB annuity option you selected and the MGIB guaranteed income factors specified in your rider. Your MGIB Base generally depends on the amount of premiums you pay during the first five contract years after you purchase the rider, and when you pay them, accumulated at the MGIB rate, less pro rata adjustments for withdrawals and transfers. Investment in Special Funds or Excluded Funds may limit or reduce the benefits provided under the rider. As is more fully described in the prospectus, rider benefits are generally based on the contract value for allocations to Excluded Funds. There are exceptions, conditions, eligibility requirements, and important considerations associated with the MGIB rider. You should read the prospectus for more complete information.

          Minimum Guaranteed Withdrawal Benefit (MGWB) Rider. The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive annual periodic payments, which, when added together, equal all premium payments paid during the first two contract years, less adjustments for any prior withdrawals and adjusted by transfers to Excluded Funds. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. (Of course, any applicable income and penalty taxes will apply to amounts withdrawn.) Your original Eligible Payment Amount is your premium payments received during the first two contract years. Withdrawals that you make in excess of the above periodic payment amount may substantially reduce the guarantee. Investment in Special Funds may limit or reduce the benefits provided under the rider. As is more fully described in the prospectus, rider benefits are generally based on the contract value for allocations to Excluded Funds. There are exceptions, conditions, eligibility requirements, and important considerations associated with the MGWB rider. You should read the prospectus for more complete information.

ADDITIONAL FEATURES. This Contract has other features you may be interested in. These include:

          Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in the investment portfolios each month. It may give you a lower average cost per unit over time than a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. This option is currently available only if you have $1,200 or more in the Limited Maturity Bond or the Liquid Asset investment portfolios or in the Fixed Account with a 1-year guaranteed interest period. Transfers from the Fixed Account under this program will not be subject to a market value adjustment. See the Fixed Account II prospectus. If you invest in Restricted Funds, your ability to dollar cost average may be limited. Please see "Transfers Among Your Investments" in the prospectus for more complete information.

          Systematic Withdrawals. During the accumulation phase, you can arrange to have money sent to you at regular intervals throughout the year. Within limits these withdrawals will not result in any surrender charge. Withdrawals from your money in the Fixed Account under this program are not subject to a market value adjustment. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. See the Fixed Account II prospectus. If you invest in Restricted Funds, your systematic withdrawals may be affected. Please see "Withdrawals" in the prospectus for more complete information.

          Automatic Rebalancing. If your contract value is $10,000 or more, you may elect to have the Company automatically readjust the money between your investment portfolios periodically to keep the blend you select. Investments in the Fixed Account are not eligible for automatic rebalancing. If you invest in Restricted Funds, automatic rebalancing may be affected. Please see "Transfers Among Your Investments" in the prospectus for more complete information.

11.   INQUIRIES

If you need more information after reading this profile and the prospectus, please contact us at:

     CUSTOMER SERVICE CENTER
     P.O. BOX 2700

     WEST CHESTER, PENNSYLVANIA  19380

     (800) 366-0066

or your registered representative.

                       This page intentionally left blank.

--------------------------------------------------------------------------------
   GOLDEN AMERICAN LIFE INSURANCE COMPANY
   SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

           DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS

                              GOLDENSELECT ES II/R/

--------------------------------------------------------------------------------


                                                                    MAY 1, 2002

          This prospectus describes GoldenSelect ES II, a group and individual deferred variable annuity contract (the "Contract") offered by Golden American Life Insurance Company ("Golden American," the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

          The Contract provides a means for you to invest your premium payments in one or more of the available mutual fund investment portfolios. You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. The investment portfolios available under your Contract and the portfolio managers are listed on the back of this cover. For a description of the Fixed Account, see the GoldenSelect Fixed Account II prospectus.


          For Contracts sold in some states, some guaranteed interest periods or subaccounts may not be available. You have a right to return a Contract within 10 days after you receive it for a refund of the adjusted contract value (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states and in certain situations.


            This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated, May 1, 2002, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 2700, West Chester, Pennsylvania 19380 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.


       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN ANY SUBACCOUNT THROUGH THE GCG TRUST, THE PIMCO VARIABLE INSURANCE TRUST, THE PILGRIM VARIABLE INSURANCE TRUST, THE PRUDENTIAL SERIES FUND, THE PILGRIM VARIABLE PRODUCTS TRUST, THE PROFUNDS, THE AIM VARIABLE INSURANCE FUNDS, THE PIONEER VARIABLE CONTRACTS TRUST OR THE INVESCO VARIABLE INVESTMENT FUNDS, INC. IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY ANY BANK OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


         A LIST OF THE INVESTMENT PORTFOLIOS AND THE MANAGERS ARE LISTED
                           ON THE BACK OF THIS COVER.
--------------------------------------------------------------------------------

     The investment portfolios available under your Contract and the portfolio managers are:


A I M CAPITAL MANAGEMENT, INC.                                    SALOMON BROTHERS ASSET MANAGEMENT, INC
     Capital Appreciation Series                                       All Cap Series
     Strategic Equity Series                                           Investors Series
ALLIANCE CAPITAL MANAGEMENT L. P.                                 T. ROWE PRICE ASSOCIATES, INC.
     Capital Growth Series                                             Equity Income Series
BARING INTERNATIONAL INVESTMENT LIMITED                                Fully Managed Series
  (AN AFFILIATE)                                                  VAN KAMPEN
     Developing World Series                                           Real Estate Series
     Hard Assets Series                                                Rising Dividends Series
CAPITAL GUARDIAN TRUST COMPANY                                    PACIFIC INVESTMENT MANAGEMENT COMPANY
     Large Cap Value Series                                            PIMCO High Yield Bond Portfolio
     Managed Global Series                                             PIMCO StocksPLUS Growth and Income Portfolio
     Small Cap Series                                             JENNISON ASSOCIATES LLC
EAGLE ASSET MANAGEMENT, INC                                            Prudential Jennison Portfolio
     Value Equity Series                                               SP Jennison International Growth Portfolio
FIDELITY MANAGEMENT & RESEARCH COMPANY                            ING PILGRIM INVESTMENTS, LLC (AN AFFILIATE)
     Asset Allocation Growth Series                                    Pilgrim VIT Worldwide Growth Fund
     Diversified Mid-Cap Series                                        Pilgrim VP Growth Opportunities Portfolio
GOLDMAN SACHS ASSET MANAGEMENT                                         Pilgrim VP MagnaCap Portfolio
     Internet TollkeeperSM Series                                      Pilgrim VP SmallCap Opportunities Portfolio
ING INVESTMENT MANAGEMENT, LLC                                    PROFUND ADVISORS LLC
  (AN AFFILIATE)                                                       ProFund VP Bull
     Limited Maturity Bond Series                                      ProFund VP Europe 30
     Liquid Asset Series                                               ProFund VP Small-Cap
ING PILGRIM INVESTMENTS, LLC                                      A I M ADVISORS, INC.
  (AN AFFILIATE)                                                       AIM V.I. Dent Demographic Trends Fund
     International Equity Series                                  PIONEER INVESTMENT MANAGEMENT, INC.
JANUS CAPITAL CORPORATION                                              Pioneer Fund VCT Portfolio
     Growth Series                                                     Pioneer Mid-Cap Value VCT Portfolio
     Growth and Income Series                                     INVESCO FUNDS GROUP, INC.
     Special Situations Series                                         INVESCO VIF-- Financial Services Fund
MASSACHUSETTS FINANCIAL SERVICES COMPANY                               INVESCO VIF-- Health Sciences Fund
     Mid-Cap Growth Series                                             INVESCO VIF-- Utilities Fund
     Research Series
     Total Return Series
PACIFIC INVESTMENT MANAGEMENT COMPANY
     Core Bond Series
       (formerly Global Fixed Income Series)



       Internet TollkeeperSM Series is a service mark of Goldman, Sachs & Co.

         The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account B. We refer to the divisions as "subaccounts" and the money you place in the Fixed Account's guaranteed interest periods as "Fixed Interest Allocations" in this prospectus.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                           PAGE

         Index of Special Terms.........................................     1
         Fees and Expenses..............................................     2
         Performance Information........................................    14
               Accumulation Unit........................................    14
               Net Investment Factor....................................    14
               Condensed Financial Information..........................    15
               Financial Statements.....................................    15
               Performance Information..................................    15
         Golden American Life Insurance Company.........................    16
         The Trusts.....................................................    16
         Golden American Separate Account B.............................    18
         The Investment Portfolios......................................    19
               Investment Objectives....................................    19
               Investment Management Fees...............................    24
               Restricted Funds.........................................    26
         Covered Funds, Special Funds and Excluded Funds................    30
         The Annuity Contract...........................................    30
               Contract Date and Contract Year .........................    30
               Annuity Start Date.......................................    30
               Contract Owner...........................................    30
               Annuitant................................................    31
               Beneficiary..............................................    31
               Purchase and Availability of the Contract................    32
               Crediting of Premium Payments............................    33
               Administrative Procedures................................    34
               Contract Value...........................................    34
               Cash Surrender Value.....................................    34
               Surrendering to Receive the Cash Surrender Value.........    35
               The Subaccounts..........................................    35
               Addition, Deletion or Substitution of Subaccounts
                 and Other Changes......................................    35
               The Fixed Account........................................    35
            Optional Riders.............................................    35
               Rider Date...............................................    36
               No Cancellation..........................................    36
               Termination..............................................    36
               Minimum Guaranteed Accumulation Benefit Rider............    36
               Minimum Guaranteed Income Benefit Rider..................    38
               Minimum Guaranteed Withdrawal Benefit Rider..............    41
               Other Contracts..........................................    43
               Other Important Provisions...............................    43
         Withdrawals....................................................    43
               Regular Withdrawals......................................    44
               Systematic Withdrawals...................................    44
               IRA Withdrawals..........................................    45
         Transfers Among Your Investments...............................    46
               Transfers by Third Parties...............................    46
               Dollar Cost Averaging....................................    47
               Automatic Rebalancing....................................    48

--------------------------------------------------------------------------------
                          TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                           PAGE

         Death Benefit Choices..........................................    49
               Death Benefit During the Accumulation Phase..............    49
                   Standard Death Benefit...............................    50
                   Enhanced Death Benefit Options.......................    50
                   Earnings Multiplier Benefit Option...................    53
               Death Benefit During the Income Phase....................    54
               Continuation After Death- Spouse.........................    54
               Continuation After Death- Non-Spouse.....................    55
               Required Distributions upon Contract Owner's Death.......    55
         Charges and Fees...............................................    55
               Charge Deduction Subaccount..............................    56
               Charges Deducted from the Contract Value.................    56
                   Surrender Charge.....................................    56
                   Waiver of Surrender Charge for Extended Medical
                      Coverage..........................................    56
                   Free Withdrawal Amount...............................    56
                   Surrender Charge for Excess Withdrawals..............    56
                   Premium Taxes........................................    57
                   Administrative Charge................................    57
                   Transfer Charge......................................    57
               Charges Deducted from the Subaccounts....................    57
                   Mortality and Expense Risk Charge....................    57
                   Asset-Based Administrative Charge....................    57
                   Earnings Multiplier Benefit Charge...................    58
                   Optional Rider Charges...............................    58
               Trust Expenses...........................................    59
         The Annuity Options............................................    59
               Annuitization of Your Contract...........................    59
               Selecting the Annuity Start Date.........................    60
               Frequency of Annuity Payments............................    60
               The Annuity Options......................................    60
                   Income for a Fixed Period............................    60
                   Income for Life with a Period Certain................    60
                   Joint Life Income....................................    60
                   Annuity Plan.........................................    61
               Payment When Named Person Dies...........................    61
         Other Contract Provisions......................................    61
               Reports to Contract Owners...............................    61
               Suspension of Payments...................................    61
               In Case of Errors in Your Application....................    61
               Assigning the Contract as Collateral.....................    61
               Contract Changes-Applicable Tax Law......................    62
               Free Look................................................    62
               Group or Sponsored Arrangements..........................    62
               Selling the Contract.....................................    62
         Other Information..............................................    63
               Voting Rights............................................    63
               State Regulation.........................................    63
               Legal Proceedings........................................    63
               Legal Matters............................................    64
               Experts..................................................    64

--------------------------------------------------------------------------------
                          TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                          PAGE

         Federal Tax Considerations.....................................   64
         More Information About Golden American Life Insurance
                  Company...............................................   72
         Financial Statements of Golden American Life Insurance
                  Company...............................................  107
         Statement of Additional Information
               Table of Contents........................................  135
         Appendix A
               Condensed Financial Information..........................   A1
         Appendix B
               Surrender Charge for Excess Withdrawals Example..........   B1
         Appendix C
               Withdrawal Adjustment for 7% Solution Death
                   Benefit Examples.....................................   C1
         Appendix D
               Death Benefits for Pre-2001 Contract Owners..............   D1
         Appendix E
               Death Benefit for Yr-2001 Contract Owners................   E1
         Appendix F
               Optional Rider Benefits for Yr-2001 Contract
                   Owners...............................................   F1

                       This page intentionally left blank.

--------------------------------------------------------------------------------
                             INDEX OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

SPECIAL TERM                                    PAGE
Accumulation Unit                                14
Annuitant                                        31
Annuity Start Date                               30
Cash Surrender Value                             34
Contract Date                                    30
Contract Owner                                   30
Contract Value                                   34
Contract Year                                    30
Covered Funds
Earnings Multiplier Benefit                      53
Excluded Funds
Fixed Interest Allocation                        27
Free Withdrawal Amount                           56
Market Value Adjustment                          29
Max 7 Enhanced Death Benefit                     53
Net Investment Factor                            14
Restricted Funds                                 26
Rider Date                                       36
7% Solution Enhanced Death Benefit               52
Special Funds                                    30
Standard Death Benefit                           50


The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

TERM USED IN THIS PROSPECTUS            CORRESPONDING TERM USED IN THE CONTRACT
Accumulation Unit Value                 Index of Investment Experience
Annuity Start Date                      Annuity Commencement Date
Contract Owner                          Owner or Certificate Owner
Contract Value                          Accumulation Value
Transfer Charge                         Excess Allocation Charge
Fixed Interest Allocation               Fixed Allocation
Free Look Period                        Right to Examine Period
Guaranteed Interest Period              Guarantee Period
Subaccount(s)                           Division(s)
Net Investment Factor                   Experience Factor
Regular Withdrawals                     Conventional Partial Withdrawals
Withdrawals                             Partial Withdrawals

--------------------------------------------------------------------------------
                                FEES AND EXPENSES
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES*

       Surrender Charge:

     COMPLETE YEARS ELAPSED         0  |  1 |  2 |  3 |  4 |  5 |  6 |  7 |  8+
         SINCE PREMIUM PAYMENT         |    |    |    |    |    |    |    |
                                       |    |    |    |    |    |    |    |
     SURRENDER CHARGE               8% | 7% | 6% | 5% | 4% | 3% | 2% | 1% | 0%

       Transfer Charge..........................  $25 per transfer, if you make more than 12 transfers in a contract year **

       * If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your contract value and/or your transfer or surrender amount.

       ** We currently do not impose this charge, but may do so in the future.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE*

       Administrative Charge ...................  $30
       (We waive this charge if the total of your premium payments is $100,000 or more or if your contract value at the end of a contract year is $100,000 or more.) * We deduct this charge on each contract anniversary and on surrender.

SEPARATE ACCOUNT ANNUAL CHARGES*

-------------------------------------------------------------------------------------------------------
                                                             ENHANCED DEATH BENEFITS
                                          STANDARD      DEFERRED      ANNUAL
                                       DEATH BENEFIT    RATCHET      RATCHET     7% SOLUTION     MAX 7
-------------------------------------------------------------------------------------------------------
  Mortality & Expense Risk Charge**        1.25%         1.30%        1.50%         1.60%        1.70%
  Asset-Based Administrative Charge        0.15%         0.15%        0.15%         0.15%        0.15%
                                           -----         -----        -----         -----        -----
      Total                                1.40%         1.45%        1.65%         1.75%        1.85%
-------------------------------------------------------------------------------------------------------


       * As a percentage of average daily assets in each subaccount. The Separate Account Annual Charges are deducted daily.

       ** These charges apply to May-2002 and Yr-2001 contract owners. Please see Appendix D for the mortality and expense risk charge applicable to Pre-2001 contract owners.

EARNINGS MULTIPLIER BENEFIT RIDER CHARGE*

     Quarterly Charge...........................  0.075% of contract value (0.30% annually)
       * We deduct the rider charge from the subaccounts in which you are invested on each quarterly contract anniversary and pro rata on termination of the Contract; if the value in the subaccounts is insufficient, the rider charge will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

OPTIONAL RIDER CHARGES*

       Minimum Guaranteed Accumulation Benefit rider:

          Waiting Period     Quarterly Charge
          --------------     ----------------
          10 Year..........  0.125% of the MGAB Charge Base(1)  (0.50% annually)
          20 Year..........  0.125% of the MGAB Charge Base    (0.50% annually)

       Minimum Guaranteed Income Benefit rider:

          MGIB Rate          Quarterly Charge
          ---------          ----------------
          7%...............  0.125% of the MGIB Charge Base(2)  (0.50% annually)

       Minimum Guaranteed Withdrawal Benefit rider:

          Quarterly Charge
          ----------------
          0.125% of the MGWB Eligible Payment Amount(3)    (0.50% annually)

       * We deduct optional rider charges from the subaccounts in which you are invested on each quarterly contract anniversary and pro rata on termination of the Contract; if the value in the subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Allocation(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

       (1) The MGAB Charge Base is the total of premiums added during the two year period commencing on the rider date if you purchase the rider on the contract date, or, your contract value on the rider date plus premiums added during the two year period commencing on the rider date if you purchased the rider after the contract date, reduced pro rata for all withdrawals taken while the MGAB rider is in effect, and reduced pro rata for transfers made during the three year period before the MGAB Benefit Date. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers between Covered, Special and Excluded Funds may reduce the Charge Base by more than the amount withdrawn or transferred.

       (2) The MGIB Charge Base generally depends on the amount of premiums you pay during the first five contract years after you purchase the rider, when you pay the premiums, less a pro rata deduction for any withdrawal made while the MGIB rider is in effect and accumulated at the MGIB Rate (7%). The MGIB Charge Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of premium (or contract value), subsequent allocation of eligible premium, withdrawals and transfers. Withdrawals and transfers between Covered, Special and Excluded Funds may reduce the applicable MGIB Charge Base by more than the amount withdrawn or transferred.

       (3) The MGWB Eligible Payment Amount is (i) the total of premiums paid during the 2-year period commencing on the rider date if you purchase the rider on the contract date; or (ii) your contract value on the rider date plus subsequent premiums paid during the two-year period commencing on the rider date.

THE GCG TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

   ----------------------------------------------------------------------------------------------------------------
                                                           MANAGEMENT                OTHER                 TOTAL
      PORTFOLIO                                              FEE(1)               EXPENSES(2)           EXPENSES(3)
   ----------------------------------------------------------------------------------------------------------------
     Liquid Asset                                             0.54%                  0.01%                  0.55%
     Limited Maturity Bond                                    0.54%                  0.01%                  0.55%
     Core Bond                                                1.00%                  0.01%                  1.01%
     Fully Managed                                            0.94%                  0.01%                  0.95%
     Total Return                                             0.88%                  0.01%                  0.89%
     Asset Allocation Growth                                  1.00%                  0.01%                  1.01%
     Equity Income                                            0.94%                  0.01%                  0.95%
     All Cap                                                  1.00%                  0.01%                  1.01%
     Growth and Income                                        1.10%                  0.01%                  1.11%
     Real Estate                                              0.94%                  0.01%                  0.95%
     Value Equity                                             0.94%                  0.01%                  0.95%
     Investors                                                1.00%                  0.01%                  1.01%
     International Equity                                     1.25%                  0.01%                  1.26%
     Rising Dividends                                         0.94%                  0.01%                  0.95%
     Managed Global                                           1.25%                  0.01%                  1.26%
     Large Cap Value                                          1.00%                  0.01%                  1.01%
     Hard Assets                                              0.94%                  0.01%                  0.95%
     Diversified Mid-Cap                                      1.00%                  0.01%                  1.01%
     Research                                                 0.88%                  0.01%                  0.89%
     Capital Growth                                           0.99%                  0.01%                  1.00%
     Capital Appreciation                                     0.94%                  0.01%                  0.95%
     Small Cap                                                0.94%                  0.01%                  0.95%
     Mid-Cap Growth                                           0.88%                  0.01%                  0.89%
     Strategic Equity                                         0.94%                  0.01%                  0.95%
     Special Situations                                       1.10%                  0.01%                  1.11%
     Growth                                                   0.99%                  0.01%                  1.00%
     Developing World                                         1.75%                  0.01%                  1.76%
     Internet Tollkeeper                                      1.85%                  0.01%                  1.86%
   ----------------------------------------------------------------------------------------------------------------

       (1) Fees decline as the total assets of certain combined portfolios increase. See the prospectus for the GCG Trust for more information.

       (2) Other expenses generally consist of independent trustees fees and certain expenses associated with investing in international markets. Other expenses are based on actual expenses for the year ended December 31, 2001, except for (i) portfolios that commenced operations in 2001 and 2002, and (ii) newly formed portfolios where the charges have been estimated.

       (3) Total Expenses are based on actual expenses for the fiscal year ended December 31, 2001.

THE PIMCO VARIABLE INSURANCE TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

   ---------------------------------------------------------------------------------------------------------------------
                                                                                   OTHER EXPENSES         TOTAL EXPENSES
                                      MANAGEMENT       SERVICE       OTHER          AFTER EXPENSE         AFTER EXPENSE
     PORTFOLIO                            FEE            FEE      EXPENSES(1)     REIMBURSEMENT(2)       REIMBURSEMENT(2)
   ---------------------------------------------------------------------------------------------------------------------
     PIMCO High Yield Bond               0.25%          0.15%        0.35%              0.35%                  0.75%
     PIMCO StocksPLUS Growth and
        Income                           0.40%          0.15%        0.11%              0.10%                  0.65%
   ---------------------------------------------------------------------------------------------------------------------

       (1) ["Other Expenses" reflects a 0.35% administrative fee for the High Yield Bond Portfolio and a 0.10% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the StocksPLUS Growth and Income Portfolio.]

       (2) [PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% and 0.65% of average daily net assets for the PIMCO High Yield Bond and StocksPLUS Growth and Income Portfolios, respectively. Without such reductions, Total Annual Expenses for the fiscal year ended December 31, 2000 would have been 0.75% and 0.66% for the PIMCO High Yield Bond and StocksPLUS Growth and Income Portfolios, respectively. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.]

PILGRIM VARIABLE INSURANCE TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio)(1):

   ---------------------------------------------------------------------------------------------------------------------
                                    INVESTMENT                                    TOTAL                        TOTAL NET
                                    MANAGEMENT        12B-1        OTHER        PORTFOLIO       WAIVER BY      PORTFOLIO
      PORTFOLIO                         FEE            FEE       EXPENSES       EXPENSES       ADVISER(2)      EXPENSES
   ---------------------------------------------------------------------------------------------------------------------
     Pilgrim VIT Worldwide
         Growth                       1.00%          0.25%        1.72%          2.97%           1.74%          1.23%
   ---------------------------------------------------------------------------------------------------------------------

       (1) [The table shows the estimated operating expenses for the Portfolio as a ratio of expenses to average daily net assets. These estimates are based on the Portfolio's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Adviser has agreed for the Portfolio.]

       (2) [ING Pilgrim Investments, LLC, upon becoming the Portfolio's Investment Manager, assumed all rights, responsibilities and obligations of its predecessor, ING Mutual Funds Management Co. LLC. ING Mutual Funds Management Co. LLC, entered into a written expense limitation agreement with the Portfolio, under which the Portfolio's Investment Manager will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to the Portfolio's Investment Manager within three years. The amount of the Portfolio's expenses waived or reimbursed during the last fiscal year by the Portfolio's Investment Manager is shown under the heading "Waiver by Adviser." The expense limits will continue through at least December 31, 2001.]

THE PRUDENTIAL SERIES FUND ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

   ---------------------------------------------------------------------------------------------------------------------
                                          MANAGEMENT                                   OTHER                TOTAL
     PORTFOLIO                                FEE             12B-1 FEE(1)           EXPENSES             EXPENSES
   ---------------------------------------------------------------------------------------------------------------------
     Prudential Jennison                     0.60%                0.25%                0.19%                1.04%
     SP Jennison International
     Growth                                  0.85%                0.25%                0.54%                1.64%
   ---------------------------------------------------------------------------------------------------------------------

       (1) The 12b-1 fees for the Prudential Jennison Portfolio and the SP Jennison International Growth Portfolio are imposed to enable the portfolios to recover certain sales expenses, including compensation to broker-dealers, the cost of printing prospectuses for delivery to prospective investors and advertising costs for the portfolio. Over a long period of time, the total amount of 12b-1 fees paid may exceed the amount of sales charges imposed by the product.

PILGRIM VARIABLE PRODUCTS TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio)(1):

   ---------------------------------------------------------------------------------------------------------------------
                                    INVESTMENT                                    TOTAL                        TOTAL NET
                                    MANAGEMENT       SERVICE       OTHER        PORTFOLIO      WAIVERS BY      PORTFOLIO
      PORTFOLIO                        FEES           FEES      EXPENSES(2)      EXPENSES      ADVISER(3)     EXPENSES(3)
   ---------------------------------------------------------------------------------------------------------------------
     Pilgrim VP MagnaCap               0.75%          0.25%        7.15%          8.15%           7.05%          1.10%
     Pilgrim VP SmallCap
         Opportunities                 0.75%          0.25%        0.23%          1.23%           0.13%          1.10%
     Pilgrim VP Growth
     Opportunities                     0.75%          0.25%        1.44%          2.44%           1.34%          1.10%
   ---------------------------------------------------------------------------------------------------------------------

       (1) The table shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for Class R shares for the Trust's most recently completed fiscal year and fee waivers to which ING Pilgrim Investments, LLC, the Portfolios' Adviser, has agreed for each Portfolio.

       (2) [Because Class S shares are new for each Portfolio, the Other Expenses for each Portfolio are based on Class R expenses of the Portfolio.]

       (3) [ING Pilgrim Investments, LLC has entered into written expense limitation agreements with each Portfolio which it advises under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments, LLC within three years. The expense limit for each such Portfolio is shown as "Total Net Portfolio Expenses." For each Portfolio, the expense limits will continue through at least December 31, 2001.]

PROFUNDS ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

   ---------------------------------------------------------------------------------------------------------------------
                                          MANAGEMENT                                   OTHER                TOTAL
     PORTFOLIO                                FEE               12B-1 FEE           EXPENSES(2)          EXPENSES(2)
   ---------------------------------------------------------------------------------------------------------------------
     ProFund VP Bull                         0.75%                0.25%                0.80%                1.80%
     ProFund VP Small-Cap                    0.75%                0.25%                0.80%                1.80%
     ProFund VP Europe 30(1)                 0.75%                0.25%                0.75%                1.75%
   ---------------------------------------------------------------------------------------------------------------------

     (1) Management fees and expenses for the ProFund VP Europe 30 are for the 12-month period ending December 12, 2001.

     (2) [Other expenses for the ProFund VP Bull and ProFund VP Small-Cap are estimates as these ProFund Portfolios had not commenced operations as of December 31, 2000.]

AIM VARIABLE INSURANCE FUNDS ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio)(1)(2):

   ---------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL    FEE WAIVER AND EXPENSE   TOTAL NET
                                  MANAGEMENT       12B-1       OTHER       PORTFOLIO      REIMBURSEMENTS       PORTFOLIO
      PORTFOLIO                      FEES          FEES       EXPENSES     EXPENSES                            EXPENSES
   ---------------------------------------------------------------------------------------------------------------------
     AIM V.I. Dent Demographic
     Trends                          0.85%         0.25%       0.61%         1.71%            0.26%              1.45%
   ---------------------------------------------------------------------------------------------------------------------

       (1) Figures shown in the table are estimates for the current year and are expressed as a percentage of the Portfolio's average daily net assets.

       (2) [The Portfolio's adviser has contractually agreed to waive advisory fees (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to the extent necessary to limit the total of the Management Fees and Other Expenses to 1.30%. Further the Portfolio's distributor has agreed to reimburse Rule 12b-1 Distribution Plan fees to the extent necessary to limit Total Net Portfolio Expenses to 1.45%.]

PIONEER VARIABLE CONTRACTS TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio)(1):

   ---------------------------------------------------------------------------------------------------------------------
                                                INVESTMENT                                                    TOTAL
                                                MANAGEMENT              12B-1              OTHER            PORTFOLIO
      PORTFOLIO                                     FEE                  FEE             EXPENSES            EXPENSES
   ---------------------------------------------------------------------------------------------------------------------
     Pioneer Fund VCT                              0.65%                0.25%              0.03%              0.93%
     Pioneer Mid-Cap Value VCT                     0.65%                0.25%              0.11%              1.01%
   ---------------------------------------------------------------------------------------------------------------------

       (1) Fees and expenses based on portfolio's latest fiscal year ended December 31, 2001.

INVESCO VARIABLE INVESTMENT FUNDS, INC. ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

   ---------------------------------------------------------------------------------------------------------------------
                                                 MANAGEMENT             12B-1              OTHER              TOTAL
     PORTFOLIO                                     FEES               FEES(1)        EXPENSES(2)(3)         EXPENSES
   ---------------------------------------------------------------------------------------------------------------------
     INVESCO VIF-- Financial Services               0.75%               0.00%              0.34%              1.09%
     INVESCO VIF-- Health Sciences                  0.75%               0.00%              0.32%              1.07%
     INVESCO VIF-- Utilities                        0.60%               0.00%              0.81%              1.41%
   ---------------------------------------------------------------------------------------------------------------------

       (1) [Although the Funds may deduct a distribution or 12b-1 fee, the Funds currently do not.] (2) [The Funds' actual Other Expenses and Total Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset agreement.]
       (3) [Certain expenses of the Funds were absorbed voluntarily by INVESCO Funds Group Inc. ("INVESCO") pursuant to a commitment between the Funds and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the INVESCO VIF - Financial Services and the INVESCO VIF - Health Sciences portfolios' Other Expenses and Total Expenses for the fiscal year ended December 31, 2000 were reduced by insignificant amounts. For the INVESCO VIF - Utilities portfolio, after absorption, but excluding any expense offset arrangements, the portfolio's Other Expenses and Total Expenses for the fiscal year ended December 31, 2000 were 0.62% and 1.22%, respectively.]

[Additional tables to be added by amendment.]

The purpose of the foregoing tables is to help you understand the various costs and expenses that you will bear directly and indirectly. See the prospectuses of the GCG Trust, the PIMCO Variable Insurance Trust, Credit Suisse Warburg Pincus Trust, the Pilgrim Variable Insurance Trust, the Prudential Series Fund, the Pilgrim Variable Products Trust, the ProFunds, the AIM Variable Insurance Funds, the Pioneer Variable Contracts Trust and the INVESCO Variable Investment Funds, Inc. for additional information on management or advisory fees and in some cases on other portfolio expenses. Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the tables above or in the examples below.

EXAMPLES:

The following four examples are designed to show you the expenses you would pay on a $1,000 investment, that earns 5% annually if you are a Yr-2001 or May-2002 contract owner. Each example assumes election of the Max 7 Enhanced Death Benefit. The examples reflect the deduction of a mortality and expense risk charge, an asset-based administrative charge, and the annual contract administrative charge as an annual charge of 0.05% of assets (based on an average contract value of $60,000). Examples 1 and 2 also assume you elected the earnings multiplier benefit rider with a charge of 0.30% of the contract value annually. In addition, Examples 1 and 2 assume you elected an optional benefit rider with the highest cost, an assumed charge of 0.75% annually, where the rider base is equal to the initial premium and increases by 7% annually, and the rider charge is assessed each quarter on a base equal to the hypothetical $1,000 premium increasing at 7% per year. The assumed annual rider charge of 0.75% results from the assumption of a 7% annual increase in the rider base but only a 5% earnings increase in the contract value before expenses. Thus, 0.75% represents an annual charge over the 10-year period which is equivalent to a charge of 0.125% of rider base per quarter over the same period. For May-2002 contract owners, expenses would be somewhat lower for allocations to the Liquid Asset or Limited Maturity Bond Portfolios. Each example also assumes that any applicable expense reimbursement of underlying portfolio expenses will continue for the periods shown. If the Standard Death Benefit, the Deferred Ratchet Enhanced Death Benefit, the Annual Ratchet Enhanced Death Benefit or 7% Solution Enhanced Death Benefit is elected instead of the Max 7 Enhanced Death Benefit used in the examples, the actual expenses will be less than those represented in the examples. Note that surrender charges may apply if you choose to annuitize your Contract within the first 5 contract years, and under certain circumstances, within the first 8 contract years. Thus, in the event you annuitize your Contract under circumstances which require a surrender charge, you should refer to Examples 1 and 3 below which assume applicable surrender charges.

Please see Appendix D for expense examples applicable to Pre-2001 contract owners.

Example 1:
If you surrender your Contract at the end of the applicable time period and elected both the earnings multiplier benefit rider and another optional benefit rider with the highest charge, you would pay the following expenses for each $1,000 invested:

   ---------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
   ---------------------------------------------------------------------------------------------------------------------

        THE GCG TRUST
        Liquid Asset                                       $115             $167              $222             $377
        Limited Maturity Bond                              $115             $167              $222             $377
        Core Bond                                          $120             $181              $243             $417
        Fully Managed                                      $119             $179              $240             $412
        Total Return                                       $119             $177              $238             $407
        Asset Allocation Growth                            $120             $181              $243             $417
        Equity Income                                      $119             $179              $240             $412
        All Cap                                            $120             $181              $243             $417
        Growth and Income                                  $121             $184              $248             $426
        Real Estate                                        $119             $179              $240             $412
        Value Equity                                       $119             $179              $240             $412
        Investors                                          $120             $181              $243             $417
        International Equity                               $122             $188              $255             $438
        Rising Dividends                                   $119             $179              $240             $412
        Managed Global                                     $122             $188              $255             $438
        Large Cap Value                                    $120             $181              $243             $417
        Hard Assets                                        $119             $179              $240             $412
        Diversified Mid-Cap                                $120             $181              $243             $417
        Research                                           $119             $177              $238             $407
        Capital Growth                                     $120             $180              $243             $416
        Capital Appreciation                               $119             $179              $240             $412
        Small Cap                                          $119             $179              $240             $412
        Mid-Cap Growth                                     $119             $177              $238             $407
        Strategic Equity                                   $119             $179              $240             $412
        Special Situations                                 $121             $184              $248             $426
        Growth                                             $120             $180              $243             $416
        Developing World                                   $127             $202              $277             $478
        Internet Tollkeeper                                $128             $205              $282             $486

        THE PIMCO VARIABLE INSURANCE TRUST
        PIMCO High Yield Bond                              $117             $173              $231             $395
        PIMCO StocksPLUS Growth and Income                 $116             $170              $226             $386

        PILGRIM VARIABLE INSURANCE TRUST
        Pilgrim VIT Worldwide Growth                      $122              $187             $253              $436

        THE PRUDENTIAL SERIES FUND
        Prudential Jennison                               $120              $182             $245              $420
        SP Jennison International Growth                  $126              $199             $272              $469

        PILGRIM VARIABLE PRODUCTS TRUST
        Pilgrim VP MagnaCap                               $121              $183             $247              $425
        Pilgrim VP SmallCap Opportunities                 $121              $183             $247              $425
        Pilgrim VP Growth Opportunities                   $121              $183             $247              $425

        PROFUNDS
        ProFund VP Bull                                   $128              $203             $279              $481
        ProFund VP Small-Cap                              $128              $203             $279              $481
        ProFund VP Europe 30                              $127              $202             $277              $477
   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
   ---------------------------------------------------------------------------------------------------------------------

        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                  $124              $193             $263              $453

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                  $119              $178             $240              $410
        Pioneer Mid-Cap Value VCT                         $120              $181             $243              $417

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                  $121              $183             $247              $424
        INVESCO VIF-- Health Sciences                     $120              $182             $246              $422
        INVESCO VIF-- Utilities                           $124              $192             $262              $450
   ---------------------------------------------------------------------------------------------------------------------


Example 2:

If you do not surrender your Contract at the end of the applicable time period and elected both the earnings multiplier benefit rider and another optional benefit rider with the highest charge, you would pay the following expenses for each $1,000 invested:

   ---------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
   ---------------------------------------------------------------------------------------------------------------------

        THE GCG TRUST
        Liquid Asset                                       $35              $107              $182             $377
        Limited Maturity Bond                              $35              $107              $182             $377
        Core Bond                                          $40              $121              $203             $417
        Fully Managed                                      $39              $119              $200             $412
        Total Return                                       $39              $117              $198             $407
        Asset Allocation Growth                            $40              $121              $203             $417
        Equity Income                                      $39              $119              $200             $412
        All Cap                                            $40              $121              $203             $417
        Growth and Income                                  $41              $124              $208             $426
        Real Estate                                        $39              $119              $200             $412
        Value Equity                                       $39              $119              $200             $412
        Investors                                          $40              $121              $203             $417
        International Equity                               $42              $128              $215             $438
        Rising Dividends                                   $39              $119              $200             $412
        Managed Global                                     $42              $128              $215             $438
        Large Cap Value                                    $40              $121              $203             $417
        Hard Assets                                        $39              $119              $200             $412
        Diversified Mid-Cap                                $40              $121              $203             $417
        Research                                           $39              $117              $198             $407
        Capital Growth                                     $40              $120              $203             $416
        Capital Appreciation                               $39              $119              $200             $412
        Small Cap                                          $39              $119              $200             $412
        Mid-Cap Growth                                     $39              $117              $198             $407
        Strategic Equity                                   $39              $119              $200             $412
        Special Situations                                 $41              $124              $208             $426
        Growth                                             $40              $120              $203             $416
        Developing World                                   $47              $142              $237             $478
        Internet Tollkeeper                                $48              $145              $242             $486

        THE PIMCO VARIABLE INSURANCE TRUST
        PIMCO High Yield Bond                              $37              $113              $191             $395
        PIMCO StocksPLUS Growth and Income                 $36              $110              $186             $386
   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
   ---------------------------------------------------------------------------------------------------------------------

        PILGRIM VARIABLE INSURANCE TRUST
        Pilgrim VIT Worldwide Growth                       $42              $127             $213              $436

        THE PRUDENTIAL SERIES FUND
        Prudential Jennison                                $40              $122             $205              $420
        SP Jennison International Growth                   $46              $139             $232              $469

        PILGRIM VARIABLE PRODUCTS TRUST
        Pilgrim VP MagnaCap                                $41              $123             $207              $425
        Pilgrim VP SmallCap Opportunities                  $41              $123             $207              $425
        Pilgrim VP Growth Opportunities                    $41              $123             $207              $425

        PROFUNDS
        ProFund VP Bull                                    $48              $143             $239              $481
        ProFund VP Small-Cap                               $48              $143             $239              $481
        ProFund VP Europe 30                               $47              $142             $237              $477

        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                   $44              $133             $223              $453

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                   $39              $118             $200              $410
        Pioneer Mid-Cap Value VCT                          $40              $121             $203              $417

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                   $41              $123             $207              $424
        INVESCO VIF-- Health Sciences                      $40              $122             $206              $422
        INVESCO VIF-- Utilities                            $44              $132             $222              $450
   ---------------------------------------------------------------------------------------------------------------------

Example 3:

If you surrender your Contract at the end of the applicable time period and did not elect the earnings multiplier benefit rider or any other optional benefit rider, you would pay the following expenses for each $1,000 invested:


   ---------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
   ---------------------------------------------------------------------------------------------------------------------

        THE GCG TRUST
        Liquid Asset                                       $105             $136              $171             $279
        Limited Maturity Bond                              $105             $136              $171             $279
        Core Bond                                          $109             $150              $193             $323
        Fully Managed                                      $109             $148              $190             $318
        Total Return                                       $108             $147              $187             $312
        Asset Allocation Growth                            $109             $150              $193             $323
        Equity Income                                      $109             $148              $190             $318
        All Cap                                            $109             $150              $193             $323
        Growth and Income                                  $110             $153              $198             $333
        Real Estate                                        $109             $148              $190             $318
        Value Equity                                       $109             $148              $190             $318
        Investors                                          $109             $150              $193             $323
        International Equity                               $112             $157              $205             $347
        Rising Dividends                                   $109             $148              $190             $318
        Managed Global                                     $112             $157              $205             $347
        Large Cap Value                                    $109             $150              $193             $323
        Hard Assets                                        $109             $148              $190             $318
        Diversified Mid-Cap                                $109             $150              $193             $323
        Research                                           $108             $147              $187             $312
        Capital Growth                                     $109             $150              $193             $322
        Capital Appreciation                               $109             $148              $190             $318
        Small Cap                                          $109             $148              $190             $318
        Mid-Cap Growth                                     $108             $147              $187             $312
        Strategic Equity                                   $109             $148              $190             $318
        Special Situations                                 $110             $153              $198             $333
        Growth                                             $109             $150              $193             $322
        Developing World                                   $117             $172              $229             $391
        Internet Tollkeeper                                $118             $175              $234             $400

        THE PIMCO VARIABLE INSURANCE TRUST
        PIMCO High Yield Bond                              $107             $142              $181             $298
        PIMCO StocksPLUS Growth and Income                 $106             $139              $176             $289

        PILGRIM VARIABLE INSURANCE TRUST
        Pilgrim VIT Worldwide Growth                      $112              $157             $204              $344

        THE PRUDENTIAL SERIES FUND
        Prudential Jennison                               $110              $151             $195              $326
        SP Jennison International Growth                  $116              $169             $224              $381

        PILGRIM VARIABLE PRODUCTS TRUST
        Pilgrim VP MagnaCap                               $110              $153             $198              $332
        Pilgrim VP SmallCap Opportunities                 $110              $153             $198              $332
        Pilgrim VP Growth Opportunities                   $110              $153             $198              $332

        PROFUNDS
        ProFund VP Bull                                   $117              $173             $231              $395
        ProFund VP Small-Cap                              $117              $173             $231              $395
        ProFund VP Europe 30                              $117              $172             $229              $391
   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
   ---------------------------------------------------------------------------------------------------------------------

        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                  $114              $163             $215              $364

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                  $109              $148             $189              $316
        Pioneer Mid-Cap Value VCT                         $109              $150             $193              $323

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                  $110              $152             $197              $331
        INVESCO VIF-- Health Sciences                     $110              $152             $196              $329
        INVESCO VIF-- Utilities                           $113              $162             $213              $360
   ---------------------------------------------------------------------------------------------------------------------


Example 4:

If you do not surrender your Contract at the end of the applicable time period and did not elect the earnings multiplier benefit rider or any other optional benefit rider, you would pay the following expenses for each $1,000 invested:

   ---------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
   ---------------------------------------------------------------------------------------------------------------------

        THE GCG TRUST
        Liquid Asset                                       $25              $ 76              $131             $279
        Limited Maturity Bond                              $25              $ 76              $131             $279
        Core Bond                                          $29              $ 90              $153             $323
        Fully Managed                                      $29              $ 88              $150             $318
        Total Return                                       $28              $ 87              $147             $312
        Asset Allocation Growth                            $29              $ 90              $153             $323
        Equity Income                                      $29              $ 88              $150             $318
        All Cap                                            $29              $ 90              $153             $323
        Growth and Income                                  $30              $ 93              $158             $333
        Real Estate                                        $29              $ 88              $150             $318
        Value Equity                                       $29              $ 88              $150             $318
        Investors                                          $29              $ 90              $153             $323
        International Equity                               $32              $ 97              $165             $347
        Rising Dividends                                   $29              $ 88              $150             $318
        Managed Global                                     $32              $ 97              $165             $347
        Large Cap Value                                    $29              $ 90              $153             $323
        Hard Assets                                        $29              $ 88              $150             $318
        Diversified Mid-Cap                                $29              $ 90              $153             $323
        Research                                           $28              $ 87              $147             $312
        Capital Growth                                     $29              $ 90              $153             $322
        Capital Appreciation                               $29              $ 88              $150             $318
        Small Cap                                          $29              $ 88              $150             $318
        Mid-Cap Growth                                     $28              $ 87              $147             $312
        Strategic Equity                                   $29              $ 88              $150             $318
        Special Situations                                 $30              $ 93              $158             $333
        Growth                                             $29              $ 90              $153             $322
        Developing World                                   $37              $112              $189             $391
        Internet Tollkeeper                                $38              $115              $194             $400

        THE PIMCO VARIABLE INSURANCE TRUST
        PIMCO High Yield Bond                              $27              $ 82              $141             $298
        PIMCO StocksPLUS Growth and Income                 $26              $ 79              $136             $289
   ---------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
   ---------------------------------------------------------------------------------------------------------------------

        PILGRIM VARIABLE INSURANCE TRUST
        Pilgrim VIT Worldwide Growth                       $32              $ 97             $164              $344

        THE PRUDENTIAL SERIES FUND
        Prudential Jennison                                $30              $ 91             $155              $326
        SP Jennison International Growth                   $36              $109             $184              $381

        PILGRIM VARIABLE PRODUCTS TRUST
        Pilgrim VP MagnaCap                                $30              $ 93             $158              $332
        Pilgrim VP SmallCap Opportunities                  $30              $ 93             $158              $332
        Pilgrim VP Growth Opportunities                    $30              $ 93             $158              $332

        PROFUNDS
        ProFund VP Bull                                    $37              $113             $191              $395
        ProFund VP Small-Cap                               $37              $113             $191              $395
        ProFund VP Europe 30                               $37              $112             $189              $391

        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                   $34              $103             $175              $364

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                   $29              $ 88             $149              $316
        Pioneer Mid-Cap Value VCT                          $29              $ 90             $153              $323

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                   $30              $ 92             $157              $331
        INVESCO VIF-- Health Sciences                      $30              $ 92             $156              $329
        INVESCO VIF-- Utilities                            $33              $102             $173              $360
   ---------------------------------------------------------------------------------------------------------------------

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN SUBJECT TO THE TERMS OF YOUR CONTRACT. Compensation is paid for the sale of the Contracts. For information about this compensation, see "Selling the Contract."

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT

We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

THE NET INVESTMENT FACTOR

The Net Investment Factor is an index number which reflects certain charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated for each subaccount as follows:

     1) We take the net asset value of the subaccount at the end of each business day.

     2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

     3) We divide (2) by the net asset value of the subaccount at the end of the preceding business day.

     4) We then subtract the applicable daily mortality and expense risk charge and the daily asset-based administrative charge from the subaccount. Calculations for the subaccounts are made on a per share basis.

CONDENSED FINANCIAL INFORMATION


Tables containing (i) the accumulation unit value history of each subaccount of Golden American Separate Account B offered in this prospectus and (ii) the total investment value history of each such subaccount are presented in Appendix A -- Condensed Financial Information.


FINANCIAL STATEMENTS

The audited financial statements of Separate Account B for the year ended December 31, 2001 are included in the Statement of Additional Information. The audited consolidated financial statements of Golden American for the years ended December 31, 2001, 2000 and 1999 are included in the Statement of Additional Information.

PERFORMANCE INFORMATION

From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Asset subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long Separate Account B has been investing in the portfolio. We may show other total returns for periods of less than one year. Total return figures will be based on the actual historic performance of the subaccounts of Separate Account B, assuming an investment at the beginning of the period when the separate account first invested in the portfolio, withdrawal of the investment at the end of the period, adjusted to reflect the deduction of all applicable portfolio and current contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account B. This data is designed to show the performance that would have resulted if the Contract had been in existence before the separate account began investing in the portfolios.

Current yield for the Liquid Asset subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Asset subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period, assuming no surrender.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and
(iii) the Consumer Price Index (measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

--------------------------------------------------------------------------------
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


Golden American Life Insurance Company is a Delaware stock life insurance company, which was originally incorporated in Minnesota on January 2, 1973. Golden American is a wholly owned subsidiary of Equitable Life Insurance Company of Iowa ("Equitable Life"). Equitable Life is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa") which in turn is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. Golden American is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia. In May 1996, Golden American established a subsidiary, First Golden American Life Insurance Company of New York, which is authorized to sell annuities in New York and Delaware. Golden American's consolidated financial statements appear in the Statement of Additional Information. It is anticipated that First Golden will be merged into ReliaStar Life Insurance Company of New York, another wholly owned subsidiary of ING and an affiliate, on April 1, 2002, or shortly thereafter.

Equitable of Iowa is the holding company for Equitable Life, Directed Services, Inc., the investment manager of the GCG Trust and the distributor of the Contracts, and other interests. ING also owns ING Pilgrim Investments, LLC, a portfolio manager of the GCG Trust, and the investment manager of the Pilgrim Variable Insurance Trust and Pilgrim Variable Products Trust. ING also owns Baring International Investment Limited, another portfolio manager of the GCG Trust and ING Investment Management Advisors B.V., a portfolio manager of the Pilgrim Variable Products Trust.


Our principal office is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

--------------------------------------------------------------------------------
                                   THE TRUSTS
--------------------------------------------------------------------------------

The GCG Trust is a mutual fund whose shares are offered to separate accounts funding variable annuity and variable life insurance policies offered by Golden American and other affiliated insurance companies. The GCG Trust may also sell its shares to separate accounts of insurance companies not affiliated with Golden American. Pending SEC approval, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans. The address of the GCG Trust is 1475 Dunwoody Drive, West Chester, PA 19380.

The PIMCO Variable Insurance Trust is also a mutual fund whose shares are available to separate accounts of insurance companies, including Golden American, for both variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The address of the PIMCO Variable Insurance Trust is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

The Pilgrim Variable Insurance Trust (formerly the ING Variable Insurance Trust) is also a mutual fund whose shares are offered to separate accounts funding variable annuity contracts offered by Golden American and other insurance companies, both affiliated and unaffiliated with Golden American. The address of Pilgrim Variable Insurance Trust is 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004.

The Prudential Series Fund, Inc. is also a mutual fund whose shares are available to separate accounts funding variable annuity and variable life insurance polices offered by The Prudential Insurance Company of America, its affiliated insurers and other life insurance companies not affiliated with Prudential, including Golden American. The address of the Prudential Series Fund is 751 Broad Street, Newark, NJ 07102.

The Pilgrim Variable Products Trust is also a mutual fund whose shares are offered to separate accounts funding variable annuity contracts offered by Golden American and other insurance companies, both affiliated and unaffiliated with Golden American. The address of Pilgrim Variable Products Trust is 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004.

The ProFunds is also a mutual fund whose shares are offered to separate accounts funding variable annuity contracts offered by Golden American and other insurance companies, both affiliated and unaffiliated with Golden American. The address of ProFunds is 3435 Stelzer Road, Suite 1000, PO Box 182100, Columbus, OH 43218-2000.

The AIM Variable Insurance Funds is also a mutual fund whose shares are available to separate accounts of life insurance companies, including Golden American. The address of AIM Variable Insurance Funds is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

The Pioneer Variable Contracts Trust is also a mutual fund whose shares are available to separate accounts of life insurance companies, including Golden American. The address of Pioneer Variable Contracts Trust is 60 State Street, Boston, MA 02109.

INVESCO Variable Investment Funds, Inc. is also a mutual fund whose shares are available to separate accounts of life insurance companies, including Golden American. The address of the INVESCO Variable Investment Funds, Inc. is 7800 East Union Avenue, Denver, CO 80237.

In the event that, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts conflict, we, the Boards of Trustees of the GCG Trust, the PIMCO Variable Insurance Trust, the Pilgrim Variable Insurance Trust, the Pilgrim Variable Products Trust, the ProFunds, the AIM Variable Insurance Funds, the Pioneer Variable Contracts Trust, the Boards of Directors of the Prudential Series Fund, the INVESCO Variable Investment Funds, Inc., and the management of Directed Services, Inc., Pacific Investment Management Company, The Prudential Insurance Company of America, ING Pilgrim Investments, LLC, ProFunds Advisors LLC, A I M Advisors, Inc., Pioneer Investment Management, Inc. and INVESCO Funds Group, Inc. and any other insurance companies participating in the Trusts will monitor events to identify and resolve any material conflicts that may arise.

YOU WILL FIND MORE DETAILED INFORMATION ABOUT THE GCG TRUST, THE PIMCO VARIABLE INSURANCE TRUST, THE PILGRIM VARIABLE INSURANCE TRUST, THE PRUDENTIAL SERIES FUND, THE PILGRIM VARIABLE PRODUCTS TRUST, THE PROFUNDS, THE AIM VARIABLE INSURANCE FUNDS, THE PIONEER VARIABLE CONTRACTS TRUST AND THE INVESCO VARIABLE INVESTMENT FUNDS, INC. (THE "TRUSTS") IN THE PROSPECTUS FOR EACH TRUST. YOU SHOULD READ THEM CAREFULLY BEFORE INVESTING. IF YOU WOULD LIKE A COPY OF ANY TRUST PROSPECTUS, PLEASE CONTACT OUR CUSTOMER SERVICE CENTER AT (800) 366-0066.

--------------------------------------------------------------------------------
                       GOLDEN AMERICAN SEPARATE ACCOUNT B
--------------------------------------------------------------------------------

Golden American Separate Account B ("Separate Account B") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 as amended (the "1940 Act"). Separate Account B is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.


Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of a Trust. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.


NOTE: We currently offer other variable annuity contracts that invest in Separate Account B but are not discussed in this prospectus. Separate Account B may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract -- Addition, Deletion, or Substitution of Subaccounts and Other Changes."

--------------------------------------------------------------------------------
                            THE INVESTMENT PORTFOLIOS
--------------------------------------------------------------------------------

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO ANY INVESTMENT PORTFOLIO, AND YOU MAY LOSE YOUR PRINCIPAL.

INVESTMENT PORTFOLIO DESCRIPTIONS


The investment objective and a brief description of each investment portfolio is included in Appendix [___]. You should understand that there is no guarantee that any portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio managers anticipate changing economic and market conditions. Separate Account B also has other subaccounts investing in other portfolios which are not available to the Contract described in this prospectus. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE INVESTMENT PORTFOLIOS IN THE PROSPECTUSES FOR THE TRUSTS. YOU SHOULD READ THESE PROSPECTUSES BEFORE INVESTING. IF YOU WOULD LIKE A COPY OF ANY TRUST PROSPECTUS, PLEASE CONTACT OUR CUSTOMER SERVICE CENTER AT (800) 366-0066.


RESTRICTED FUNDS

We may designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund. We may establish any such limitation, at our discretion, as a percentage of premium or contract value or as a specified dollar amount and change the limitation at any time. Currently, we have not designated any investment option as a Restricted Fund. We may, with 30 days notice to you, designate any investment portfolio as a Restricted Fund or change the limitations on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. If a change is made with regard to designation as a Restricted Fund or applicable limitations, such change will apply only to transactions effected after such change.

We limit your investment in the Restricted Funds on both an aggregate basis for all Restricted Funds and for each individual Restricted Fund. The aggregate limits for investment in all Restricted Funds are expressed as a percentage of contract value, percentage of premium and maximum dollar amount. Currently, your investment in two or more Restricted Funds would be subject to each of the following three limitations: no more than 30 percent of contract value, up to 100 percent of each premium and no more than $999,999,999. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We also limit your investment in each individual Restricted Fund. The limits for investment in each Restricted Fund are expressed as a percentage of contract value, percentage of premium and maximum dollar amount. Currently, the limits for investment in an individual Restricted Fund are the same as the aggregate limits set forth above. We may change these limits, in our discretion, for new contracts, premiums, transfers or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging). If the contract value in the Restricted Fund has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of contract value from the Restricted Fund. However, if an aggregate limit has been exceeded, withdrawals must be taken either from the Restricted Funds or taken pro rata from all investment options in which contract value is allocated, so that the percentage of contract value in the Restricted Funds following the withdrawal is less than or equal to the percentage of contract value in the Restricted Funds prior to the withdrawal.

We will not permit a transfer to the Restricted Funds to the extent that it would increase the contract value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above. We will not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in Restricted Funds, the reallocation will be permitted even if the percentage of contract value in a Restricted Fund is greater than its limit.

Please see "Withdrawals" and "Transfers Among Your Investments" in this prospectus for more information on the effect of Restricted Funds.


--------------------------------------------------------------------------------
                 COVERED FUNDS, SPECIAL FUNDS AND EXCLUDED FUNDS
--------------------------------------------------------------------------------

For purposes of determining death benefits and benefits under the optional benefit riders (but not the earnings multiplier benefit rider), we assign the investment options to one of three categories of funds. The categories are:

             1)   Covered Funds;

             2)   Special Funds; and

             3)   Excluded Funds.
Allocations to investment options designated as "Covered Funds" participate fully in all guaranteed benefits. Allocations to those investment options designated as "Special Funds" could affect the death benefit and/or optional benefit rider guarantee that may otherwise be provided. Allocations to "Excluded Funds" do not participate in any guaranteed benefits, due to their potential for volatility. No investment options are currently designated as Excluded Funds.

Designation of investment options under these categories may vary by benefit. For example, an investment option may be designated a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a death benefit, or for calculating one death benefit and not another. We may, with 30 days notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option.


--------------------------------------------------------------------------------
                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the GCG Trust, the PIMCO Variable Insurance Trust, the Credit Suisse Warburg Pincus Trust, the Pilgrim Variable Insurance Trust, the Prudential Series Fund, the Pilgrim Variable Products Trust, the ProFunds, the AIM Variable Insurance Funds, the Pioneer Variable Contracts Trust and the INVESCO Variable Investment Funds, Inc. through Separate Account B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account. See Appendix AA and the GoldenSelect Fixed Account II prospectus for more information on the Fixed Interest Allocation and Fixed Account.

CONTRACT DATE AND CONTRACT YEAR

The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

ANNUITY START DATE

The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

CONTRACT OWNER

You are the contract owner. You are also the annuitant unless another annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the income phase begins, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the income phase begins, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, this will be treated as a change of contract owner for determining the death benefit.

     JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the death benefit will be payable. Joint owners may only select the Standard Death Benefit option. The earnings multiplier benefit rider is not available when there are joint owners.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the death benefit. See "Change of Contract Owner or Beneficiary" below. If you have elected an enhanced death benefit, and you add a joint owner, if the older joint owner is attained age 85 or under, the enhanced death benefit from the date of change will end, and the Standard Death Benefit will apply. For all death benefit options, if the older joint owner's attained age is 86 or over on the date of the ownership change, the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. If you elected the earnings multiplier benefit rider, it will terminate if a joint owner is added. Note that returning a Contract to single owner status will not restore any Enhanced Death Benefit or the earnings multiplier benefit. Unless otherwise specified, the term "age" when used for joint owners shall mean the age of the oldest owner.

ANNUITANT

The annuitant is the person designated by you to be the measuring life in determining annuity payments. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. You are the annuitant unless you choose to name another person. The annuitant may not be changed after the Contract is in effect.

The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. If the annuitant dies before the annuity start date and a contingent annuitant has been named, the contingent annuitant becomes the annuitant (unless the contract owner is not an individual, in which case the death benefit becomes payable).

If there is no contingent annuitant when the annuitant dies before the annuity start date, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant. If there is no contingent annuitant when the annuitant dies before the annuity start date and the contract owner is not an individual, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax advisor for more information if you are not an individual.

BENEFICIARY

The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds and who becomes the successor contract owner if the contract owner (or the annuitant if the contract owner is other than an individual) dies before the annuity start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, the death benefit proceeds are paid to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. When an irrevocable beneficiary has been designated, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.

     CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit, the guaranteed minimum death benefit and/or the death benefit option applied to the contract, the amount of the earnings multiplier benefit, if applicable, and the continuation of any other optional rider that you have elected. The new owner's age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges. The new owner's death will determine when a death benefit is payable.

If you have elected the Standard Death Benefit option, the minimum guaranteed death benefit will continue if the new owner is age 85 or under on the date of the ownership change. For the Deferred Ratchet Death Benefit, if the new owner is age 76 or under on the date that ownership changes, the minimum guaranteed death benefit will continue, and the annual ratchet will stop upon the new owner attaining age 85. If the new owner is age 77 or older on the date of the ownership change (but less than age 86), and the contract has not reached the 8th anniversary, the deferred ratchet will apply upon the 8th anniversary; if the contract is beyond the 8th anniversary, there will be no further ratchets. For all other death benefit options, if the new owner is age 79 or under on the date that ownership changes, the minimum guaranteed death benefit will continue. If the new owner is age 80 to 85, the enhanced death benefit will end, and the death benefit will become the Standard Death Benefit. For all death benefit options, if the new owner's attained age is 86 or over on the date of the ownership change, the death benefit will be the cash surrender value. The mortality and expense risk charge going forward will reflect the change in death benefit. Please note that once a death benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore any Enhanced Death Benefits.

If you have elected the earnings multiplier benefit rider, and the new owner is under age 76, the rider will continue. The benefit and charge will be adjusted to reflect the attained age of the new owner as the issue age. The Maximum Base and Benefit Base percentages in effect on the original rider date will be used to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the earnings multiplier benefit rider, the new owner may not add the rider upon the change of ownership.

If you have elected another optional rider, the rider will terminate upon a change of ownership.

You may also change the beneficiary. All requests for changes must be in writing and submitted to our Customer Service Center in good order. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

A change of owner may have tax consequences.

PURCHASE AND AVAILABILITY OF THE CONTRACT

We will issue a Contract only if both the annuitant and the contract owner are not older than age 85. The initial premium payment must be $5,000 or more ($1,500 for qualified Contracts). You may make additional payments of $100 or more ($50 for qualified Contracts) at any time after the free look period before you turn age 85. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval. The Contract may not be available to all ages through all broker-dealers.

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other benefits including death benefits and the ability to receive a lifetime income. See "Fees and Expenses" in this prospectus.

CREDITING OF PREMIUM PAYMENTS

We will process your initial premium within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. Subsequent premium payments will be processed within 1 business day if we receive all information necessary. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain your initial premium payment for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed.

We will allocate your initial payment according to the instructions you specified.

If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will consider the application incomplete. For initial premium payments, the payment will be credited at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment to the subaccount(s) and/or Fixed Interest Allocation(s) specified by you within 2 business days.

We will make inquiry to discover any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro rata according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the pro rata calculations. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions. For any subsequent premium payments, the payment will be credited at the accumulation unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account B with respect to your Contract. The net investment results of each subaccount vary with its investment performance. If your premium payment was transmitted by wire order from your broker- dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker-dealer.

        (1) If either your state or broker-dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid, in which case we will comply.

        (2) If your state and broker-dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with an Application Acknowledgement Statement for your execution. Until our Customer Service Center receives the executed Application Acknowledgement Statement, neither you nor the broker-dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

In some states, we may require that an initial premium designated for a subaccount of Separate Account B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Liquid Asset subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

ADMINISTRATIVE PROCEDURES

We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the contract value next determined only after you have met all administrative requirements.

CONTRACT VALUE

We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (a) the contract value in the Fixed Interest Allocations, and (b) the contract value in each subaccount in which you are invested.


     CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium not allocated to a Fixed Interest Allocation may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Asset subaccount). On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:


     (1) We take the contract value in the subaccount at the end of the preceding business day.

     (2) We multiply (1) by the subaccount's Net Investment Factor since the preceding business day.

     (3)  We add (1) and (2).

     (4) We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount.

     (5) We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. See the Golden American Fixed Account II prospectus for a description of the calculation of cash surrender value under any Fixed Interest Allocation. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, then we adjust for any Market Value Adjustment, then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee, unless waived, any optional benefit rider charge, and any other charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE

You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. We will determine and pay the cash surrender value at the price next determined after receipt of all paperwork required in order for us to process your surrender. Once paid, all benefits under the Contract will be terminated. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Asset subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax advisor regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

THE SUBACCOUNTS


Each of the subaccounts of Separate Account B offered under this prospectus invests in an investment portfolio with its own distinct investment objectives and policies. Each subaccount of Separate Account B invests in a corresponding portfolio of a Trust. See Appendix [___] for more information.


ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES

We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you have elected the dollar cost averaging, systematic withdrawals, or automatic rebalancing programs or if you have other outstanding instructions, and we substitute or otherwise eliminate a portfolio which is subject to those instructions, we will execute your instructions using the substituted or proposed replacement portfolio unless you request otherwise. The substitute or proposed replacement portfolio may have higher fees and charges than any portfolio it replaces.

We also reserve the right to: (i) deregister Separate Account B under the 1940 Act; (ii) operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account B; and (v) combine Separate Account B with other accounts.

We will, of course, provide you with written notice before any of these changes are effected.

THE FIXED ACCOUNT

The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See Appendix AA and the GoldenSelect Fixed Account II prospectus for more information.


OPTIONAL RIDERS

For Yr-2001 and May-2002 Contracts and subject to state availability, you may elect one of three optional benefit riders discussed below. You may not add more than one of these three riders to your Contract. There is a separate charge for each rider. Once elected, the riders generally may not be cancelled. This means once you add the rider you may not remove it, and charges will be assessed regardless of the performance of your Contract. Please see "Charges and Fees -- Optional Rider Charges" for information on rider charges.

Your benefits under the optional benefit riders depend on the category of contract owners to which you belong. There are three categories of contract owners covered by this prospectus. For ease of reference, they are called Pre-2001, Yr-2001and May-2002 contract owners. If you are a contract owner, the category of your Contract is indicated on your quarterly statements. If you are unsure which category applies to you, please call our Customer Service Center. The telephone number is (800) 366-0066.

The following is a general description of the categories:

      Pre-2001:      a) all contracts purchased prior to January 2,
                     2001; b) contracts purchased on or after January 2, 2001 which offer one death benefit option (as available in the state of issue at the time of purchase).

       Yr-2001: Contracts purchased on or after January 1, 2001, which offer five death benefit options and optional benefit riders and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original Yr-2001 benefit calculation and the Special Funds "floor" (as available in the state of issue at the time of purchase).

       May-2002:     Contracts purchased on or after May 1, 2002, which offer
                     five death benefit options and optional benefit riders, and under which the determination of benefits when there are allocations to Special Funds is the same as the Special
                     Funds "floor," but all withdrawals are pro-rata (as available in the state of issue at the time of purchase).


The following describes the optional riders for Contracts in the May-2002 category. Please see Appendix E for a description of the calculation of the optional rider benefits applicable under your Contract if you are a Pre-2001 contract owner or Appendix F if you are a Yr-2001 contract owner.

THE OPTIONAL RIDERS MAY NOT BE AVAILABLE FOR ALL INVESTORS. YOU SHOULD ANALYZE EACH RIDER THOROUGHLY AND UNDERSTAND COMPLETELY BEFORE YOU SELECT ANY. THE OPTIONAL RIDERS DO NOT GUARANTEE ANY RETURN OF PRINCIPAL OR PREMIUM PAYMENTS AND DO NOT GUARANTEE PERFORMANCE OF ANY SPECIFIC INVESTMENT PORTFOLIO UNDER THE CONTRACT. YOU SHOULD CONSULT A QUALIFIED FINANCIAL ADVISER IN EVALUATING THE RIDERS.

THE OPTIONAL RIDERS MAY NOT BE APPROVED IN ALL STATES. CHECK WITH OUR CUSTOMER SERVICE CENTER FOR AVAILABILITY IN YOUR STATE. THE TELEPHONE NUMBER IS (800) 366-0066.

RIDER DATE. We use the term rider date in the discussion of the optional benefit riders below. The rider date is the date an optional benefit rider becomes effective. The rider date is also the contract date if the rider was purchased at the time the Contract is issued.

NO CANCELLATION. Once you purchase a rider, the rider may not be cancelled, unless you cancel the Contract during the Contract's free look period, surrender, annuitize or otherwise terminate the Contract which automatically cancels any attached rider. Once the Contract continues beyond the free look period, you may not at any time cancel the rider, except with respect to a one-time right to cancel the twenty-year option of the Minimum Guaranteed Accumulation Benefit rider under specified conditions. The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

TERMINATION. The optional riders are "living benefits." This means that the guaranteed benefits offered by the riders are intended to be available to you while you are living and while your Contract is in the accumulation phase. The optional riders automatically terminate (and all benefits under the rider will cease) if you annuitize, surrender or otherwise terminate your Contract or die (first owner to die if there are multiple contract owners, or at death of annuitant if contract owner is not a natural person), unless your spouse beneficiary elects to continue the Contract, during the accumulation phase. The optional rider will also terminate if there is a change in contract ownership (other than a spousal beneficiary continuation on your death). Other circumstances which may cause a particular optional rider to terminate automatically are discussed below with the applicable rider.

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB) RIDER. The MGAB rider is an optional benefit which provides you with an MGAB benefit intended to guarantee a minimum contract value at the end of a specified waiting period. The MGAB is a one-time adjustment to your contract value in the event your contract value on the MGAB Benefit Date is less than a specified amount. The MGAB rider may offer you protection in the event your Contract loses value during the MGAB waiting period. For discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Excluded Funds and certain transfers, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Benefit Date will also reduce the benefit pro-rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds or Excluded Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Benefit Date. If you add the 20 year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special or Excluded Funds, may prevent the MGAB Base from doubling over the waiting period. On the MGAB Benefit Date, which is the next business day after the applicable waiting period, we calculate your Minimum Guaranteed Accumulation Benefit.

     CALCULATING THE MGAB.  We calculate your MGAB as follows:

        1. WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.


             The MGAB Base is tracked separately for Covered, Special and Excluded Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Benefit Date. The aggregate MGAB Benefit Base equals the sum of:

                     1)    the MGAB Base allocated to Covered Funds;

                     2)    the MGAB Base allocated to Special Funds; and

                     3) the LESSER OF the contract value allocated to Excluded Funds and MGAB Base allocated to Excluded Funds.

             No investment options are currently designated as Special Funds for the ten-year MGAB. The following investment options are designated as Special Funds for the twenty-year MGAB: the GCG Liquid Asset Portfolio; the GCG Limited Maturity Bond Portfolio; the Fixed Account; the Fixed Interest Division; and the TSA Special Fixed Account. No investment option are currently designated as Excluded Funds. The MGAB Base for Covered Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers, accumulated until the MGAB Benefit Date at 0% for the ten-year MGAB and 3.5265% for the twenty-year MGAB.

             The MGAB Base for Special Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers. There is no accumulation of MGAB Base for Special Funds for either the ten-year or twenty-year MGAB.

             The MGAB Base for Excluded Funds equals the allocated eligible premiums, adjusted for subsequent withdrawals and transfers, accumulated until the MGAB Benefit Date at 0% for the ten-year MGAB and 3.5265% for the twenty-year MGAB.

             If you purchased the MGAB optional benefit rider after the contract date, your MGAB Base equals your allocated contract value, plus premiums added during the 2-year period after your rider date, accumulated at the appropriate MGAB rate describe above, and adjusted for withdrawals and transfers.

             Only premiums added to your Contract during the first 2-year period after your rider date are included in the MGAB Base. Any additional premium payments added after the second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

             The MGAB Charge Base is used to determine the periodic MGAB rider charges. The MGAB Charge Base equals the eligible premiums, adjusted for subsequent withdrawals and transfers, as allocated by fund category. The MGAB Charge Base is tracked separately for Covered, Special and Excluded Funds, and separate rates may apply to each. Currently, the same deduction method and rate apply to all categories.

             Withdrawals reduce the MGAB Base and MGAB Charge Base on a pro-rata basis. The percentage reduction in the MGAB Base and MGAB Charge Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the MGAB Base in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the MGAB Base in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal.

             Net Transfers from Covered Funds to
             other funds reduce the MGAB Base and MGAB Charge Base allocated to Covered Funds on a pro-rata basis. Any resulting increase in MGAB Base and MGAB Charge Base allocated to other funds will equal the reduction in the MGAB Base and MGAB Charge Base allocated to Covered Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Benefit Date.

             Net Transfers from
             Special Funds to other funds reduce the MGAB Base and MGAB Charge Base allocated to Special Funds on a pro-rata basis. Any resulting increase in MGAB Base and MGAB Charge Base allocated to other funds will equal the reduction in the MGAB Base and MGAB Charge Base allocated to Special Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Benefit Date.

             Net Transfers from Excluded Funds to other funds reduce the MGAB Base and MGAB Charge Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in MGAB Base and MGAB Charge Base allocated to other funds will equal the LESSER OF the contract value transferred and the change in the MGAB Base and MGAB Charge Base allocated to Excluded Funds. There will be no such increase if the transfer occurs within 3 years of the MGAB Benefit Date.

             Any transfer within 3 years of the MGAB Benefit Date (regardless of the funds involved) reduces the MGAB Base and MGAB Charge Base for Covered, Special or Excluded Funds, as applicable, on a pro-rata basis, based on the percentage of contract value transferred, without any corresponding increase.

        2. WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB BENEFIT DATE FROM THE AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Accounts. Any positive difference is your MGAB. If there is a MGAB, we will automatically credit it to the subaccounts in which you are invested pro-rata based on the proportions of your then contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have investment in any subaccount on the MGAB Benefit Date, we will allocate the MGAB to the Liquid Asset subaccount on your behalf. After crediting the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.


     PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the rider date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

     THE MGAB BENEFIT DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Benefit Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Benefit Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Benefit Date would fall beyond the latest annuity start date.

     CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date. If the MGAB rider is terminated before the MGAB Benefit Date, you will not be credited with the MGAB and we assess the pro-rata portion of the MGAB rider changes for the current quarter.

     NOTIFICATION. Any crediting of the MGAB will be reported in your first quarterly statement following the MGAB Benefit Date.


MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to Special Funds or Excluded Funds, the MGIB Rate, the adjustment for Special Fund or Excluded Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds or Excluded Funds may limit the MGIB benefit. The following investment options are designated as Special Funds for purposes of calculating the MGIB Benefit: the GCG Liquid Asset Portfolio, the GCG Limited Maturity Bond Portfolio, the Fixed Account, the Fixed Interest Division and the TSA Special Fixed Account.

For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges."

Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:


             (i) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the Golden American Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

             (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the Golden American Fixed Account prospectus) on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

             (iii)the MGIB annuity income based on your MGIB Benefit Base on the
                  MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment (see the Golden American Fixed Account prospectus) that would otherwise apply at annuitization.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:


        1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

             The MGIB Base is tracked separately for Covered, Special and Excluded Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the lesser of (a) and (b) where:

               a)   is the Maximum MGIB Base; and

               b)   is the sum of:

                    1)   the MGIB Base allocated to Covered Funds;

                    2)   the MGIB Base allocated to Special Funds; and

                    3)   the contract value allocated to Excluded Funds.

             The Maximum MGIB Base is 200% of eligible premiums, adjusted pro-rata for withdrawals. The Maximum MGIB Base is not allocated by Fund category.

             The MGIB Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and reaching the Maximum MGIB Base, and at 0% thereafter.

             The MGIB Base allocated to Special Funds equals the eligible premiums allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect. THERE IS NO ACCUMULATION OF MGIB BASE ALLOCATED TO SPECIAL FUNDS.

             The MGIB Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and reaching the Maximum MGIB Base, and at 0% thereafter. THE MGIB BASE ALLOCATED TO EXCLUDED FUNDS IS USED ONLY FOR TRANSFER ADJUSTMENTS AND RIDER CHARGES. IT IS NOT USED TO DETERMINE BENEFITS.

             Eligible premiums are those added more than 5 years before the earliest MGIB Benefit Date. Premiums paid after that are excluded from the MGIB Base.

             The MGIB Rate is currently 7%. We may, at our discretion, discontinue offering this rate. The MGIB Rate is an annual effective rate.

             Withdrawals reduce the MGIB Base on a pro-rata basis. The percentage reduction in the MGIB Base for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the MGIB Base in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the MGIB Base in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal.

             Net transfers from Covered Funds will reduce the MGIB Base allocated to Covered Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Special or Excluded Funds, as applicable, will equal the reduction in the MGIB Base allocated to Covered Funds.

             Net transfers from Special Funds will reduce the MGIB Base allocated to Special Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Covered or Excluded Funds, as applicable, will equal the reduction in the MGIB Base allocated to Special Funds.

             Net transfers from Excluded Funds will reduce the MGIB Base allocated to Excluded Funds on a pro-rata basis. The resulting increase in the MGIB Base allocated to Covered or Special Funds, as applicable, will equal the lesser of the net contract value transferred and the change in the MGIB Base allocated to Excluded Funds.


        2. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT AND PREMIUM TAXES) BY THE APPLICABLE INCOME FACTOR, AND THEN DIVIDING BY $1,000. The MGIB Income Options are available under the MGIB Rider:

               (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

               (ii) Income for a 20-30 Year Period Certain; or

               (iii)Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

     On the MGIB Benefit Date, we would apply the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

     Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before the MGIB rider can be exercised.


     THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary next following or is incident with exercise of your option to annuitize after a ten-year waiting period from the contract date. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuities under the MGIB rider.


     NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.


MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB) RIDER. The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Optional Rider Charges." Your original Eligible Payment Amount depends on when you purchase the MGWB rider and equals:

     (i) your premium payments received during the first two contract years, if you purchased the MGWB rider on the contract date; or

     (ii) your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date, if you purchased the MGWB rider after the contract date.


     THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Covered and Excluded Funds, adjusted for any withdrawals and transfers between Covered and Excluded Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (A) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO COVERED FUNDS, AND (B) THE LESSER OF (1) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO EXCLUDED FUNDS AND
(2) THE CONTRACT VALUE IN EXCLUDED FUNDS. THUS, INVESTING IN THE EXCLUDED FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT.


Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Covered Funds and pro rata for Excluded Funds, based on the source of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Covered and Excluded Funds by the proportion that the withdrawal bears to the Contract Value of the Covered and Excluded Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Covered and Excluded Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Covered Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero. If the MGWB Withdrawal Account is greater than the floor and a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.


No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.


Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net contract value transferred.


     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." Making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider, will remain in force, and you may continue to make withdrawals so long as:

     (i)  your contract value is greater than zero;

     (ii) your MGWB Withdrawal Account is greater than zero;

     (iii)your latest allowable annuity start date has not been reached;

     (iv) you have not elected to annuitize your Contract; and

     (v) you have not died (unless your spouse has elected to continue the contract), changed the ownership of the Contract or surrendered the Contract.

     The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status if the following conditions exist:

     (i)  your MGWB Withdrawal Account is greater than zero;

     (ii) your latest allowable annuity start date has not been reached;

     (iii)you have not elected to annuitize your Contract; and

     (iv) you have not died, changed the ownership of the Contract or surrendered the Contract.

     Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next contract anniversary equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of (i) your contract's latest annuity start date, (ii) the death of the owner; or (iii) until your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status (that is, your contract value is zero), we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, and (ii) payment of the Commuted Value (defined below) or (iii) the owner's death has occurred.

     On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for period(s) applicable to the remaining payments. Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

     DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. If you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you elected the Max 7 Enhanced Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual benefit), the death benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status. In determining the amount of the death benefit during the Automatic Periodic Benefit Status, we deem your contract value to be zero and the MGWB periodic payments reduce the enhanced death benefit by the amount of the payment. In all other cases, the death benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected death benefit option.

     PURCHASE. To purchase the MGWB rider, you must be age 80 or younger on the rider date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval whichever is later.

OTHER CONTRACTS

We offer other variable annuity contracts that also invest in the same investment portfolios of the Trusts. These contracts have different charges that could effect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

OTHER IMPORTANT PROVISIONS

See "Withdrawals," "Transfers Among Your Investments," "Death Benefit," "Charges and Fees," "The Annuity Options" and "Other Contract Provisions" in this prospectus for information on other important provisions in your Contract.

--------------------------------------------------------------------------------
                                   WITHDRAWALS
--------------------------------------------------------------------------------

Any time during the accumulation phase and before the death of the contract owner, except under certain qualified contracts, you may withdraw all or part of your money. Keep in mind that if you request a withdrawal for more than 90% of the cash surrender value, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which amounts are to be withdrawn, otherwise the withdrawal will be made on a pro rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from a Fixed Interest Allocation taken more than 30 days before its maturity date. Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued. You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

If the aggregate percentage cap on allocations to the Restricted Funds has been exceeded, any subsequent withdrawals must be taken so that the percentage of contract value in the Restricted Funds following the withdrawal would not be greater than the percentage of contract value in the Restricted Funds prior to the withdrawal. If a requested withdrawal would cause the percentage cap to be exceeded, the amount of the withdrawal in excess of the cap would be taken pro rata from all variable subaccounts.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Asset subaccount) prior to processing the withdrawal. This transfer will not affect the withdrawal amount you receive.

Please be aware that the benefit we pay under certain optional benefit riders will be reduced by any withdrawals you take while the rider is in effect. See "Optional Riders."

We offer the following three withdrawal options:

REGULAR WITHDRAWALS

After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal from a Fixed Interest Allocation that is taken more than 30 days before its maturity date. See Appendix AA and the GoldenSelect Fixed Account II prospectus for more information on the application of Market Value Adjustment.

SYSTEMATIC WITHDRAWALS

You may choose to receive automatic systematic withdrawal payments (1) from the contract value in the subaccounts in which you are invested, or (2) from the interest earned in your Fixed Interest Allocations. Systematic withdrawals may be taken monthly, quarterly or annually. If you have contract value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the subaccounts in which you are invested, the systematic withdrawals must be taken pro rata from all subaccounts in which contract value is invested. If you do not have contract value allocated to a Restricted Fund and choose systematic withdrawals on a non pro rata basis, we will monitor the withdrawals annually. If you subsequently allocate contract value to one or more Restricted Funds, we will require you to take your systematic withdrawals on a pro rata basis from all subaccounts in which contract value is invested. Systematic withdrawals do not create transfer, and do not count toward the 12 transfer limit on free transfers.

You decide when you would like systematic payments to start as long as it is at least 28 days after your contract date. You also select the date on which the systematic withdrawals will be made, but this date cannot be later than the 28th day of the month. If you have elected to receive systematic withdrawals but have not chosen a date, we will make the withdrawals on the same calendar day of each month as your contract date. If your contract date is after the 28th day of the month, your systematic withdrawal will be made on the 28th day of each month.

Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be (1) a fixed dollar amount, or (2) an amount based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested. Both forms of systematic withdrawals are subject to the following maximum, which is calculated on each withdrawal date:

                   FREQUENCY                     MAXIMUM PERCENTAGE
                   Monthly                             0.833%
                   Quarterly                           2.50%
                   Annually                           10.00%

If your systematic withdrawal is a fixed dollar amount and the amount to be withdrawn would exceed the applicable maximum percentage of your premium payments not previously withdrawn on any withdrawal date, we will automatically reduce the amount withdrawn so that it equals such percentage. Thus, your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature which you may add to your regular fixed dollar systematic withdrawal program.

If your systematic withdrawal is based on a percentage of the premiums not previously withdrawn from the subaccounts in which you are invested, and the amount to be systematically withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.

Systematic withdrawals from Fixed Interest Allocations are limited to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) or 72(t) distributions. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. If you submit a subsequent premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so.

The systematic withdrawal option may commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal. You may not elect the systematic withdrawal option if you are taking IRA withdrawals.

     FIXED DOLLAR SYSTEMATIC WITHDRAWAL FEATURE. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount regardless of any surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) or 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your premium payments not previously withdrawn as determined on the day we receive your election of this feature. The maximum limit will not be recalculated when you make additional premium payments, unless you instruct us to do so. We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than to the systematic withdrawal) so that the amount of each systematic withdrawal remains fixed.

Flat dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum. Such withdrawals are subject to surrender charges and Market Value Adjustment when they exceed the applicable maximum percentage.

IRA WITHDRAWALS

If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. Under this option, you may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date.

You may request that we calculate for you the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the SAI. Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Allocation in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

--------------------------------------------------------------------------------
                        TRANSFERS AMONG YOUR INVESTMENTS
--------------------------------------------------------------------------------

You may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations at the end of the free look period until the annuity start date. We currently do not charge you for transfers made during a contract year, but reserve the right to charge $25 for each transfer after the twelfth transfer in a contract year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program. Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds may negatively impact your death benefit or rider benefits.

If you allocate contract value to an investment option that has been designated as a Restricted Fund, your ability to transfer contract value to the Restricted Fund may be limited. A transfer to the Restricted Funds will not be permitted to the extent that it would increase the contract value in the Restricted Fund to more than the applicable limits following the transfer. We do not limit transfers from Restricted Funds. If the result of multiple reallocations is to lower the percentage of total contract value in the Restricted Fund, the reallocation will be permitted even if the percentage of contract value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect. Transfers, including those involving Special Funds, may also affect your optional rider base. See "The Annuity Contract -- Optional Riders."

Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center.

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation.

To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of the New York Stock Exchange will be effected on the next business day. Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.

TRANSFERS BY THIRD PARTIES

As a convenience to you, we currently allow you to give third parties the right to effect transfers on your behalf. However, when the third party makes transfers for many contract owners, the result can be simultaneous transfers involving large amounts of contract values. Such transfers can disrupt the orderly management of the investment portfolios available to the Contract, can result in higher costs to contract owners, and may not be compatible with the long term goals of contract owners. We require third parties making multiple, simultaneous or large volume transfers to execute a third party service agreement with us prior to executing such transfers. Therefore, we may at any time exercise our business judgment and limit or discontinue accepting transfers made by a third party. We will notify any third party whose transfers are limited or discontinued by telephone, facsimile or email according to our records, followed by a letter. These limits may be based on, among other criteria, the amount of the aggregate trade or the available investment options for which third parties may make trades on behalf of multiple contract owners. For example, we currently require that orders received via facsimile to effect transactions in subaccounts that invest in ProFund portfolios be received at our Customer Service Center no later than 3 p.m. eastern time.

We may establish additional procedures or change existing procedures at any time in the exercise of our business judgment.

DOLLAR COST AVERAGING


You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in the (i) Limited Maturity Bond subaccount or the Liquid Asset subaccount, or (ii) a Fixed Interest Allocation with a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you.


The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. If your source account is the Limited Maturity Bond subaccount, the Liquid Asset subaccount or a 1-year Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 12. You may change the transfer amount once each contract year.


Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment. Transfers under the dollar cost averaging program do not count toward the 12 transfer limit on free transfers.

If you do not specify the subaccounts to which the dollar amount of the source account is to be transferred, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date. A Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.


You are permitted to transfer contract value to a Restricted Fund, subject to the limitations described above in this section and in "The Investment Portfolios." Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established. Transfers under the dollar cost averaging program must be within those limits. We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below.

             o Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded. If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then current allocation of contract value to the Restricted Fund(s) and the then current value of the amount designated to be transferred to that Restricted Fund(s).

             o Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund. If more than the individual limit has been requested to be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds. The excess, if any, is the maximum that may be allocated pro rata to Restricted Funds.

             o Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, stop offering DCA Fixed Interest Allocations or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING

If you have at least $10,000 of contract value invested in the subaccounts of Separate Account B, you may elect to have your investments in the subaccounts automatically rebalanced. You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described above in this section and in "The Investment Portfolios." If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds. Transfers made pursuant to automatic rebalancing do not count toward the 12 transfer limit on free transfers.

We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

--------------------------------------------------------------------------------
                              DEATH BENEFIT CHOICES
--------------------------------------------------------------------------------

DEATH BENEFIT DURING THE ACCUMULATION PHASE

During the accumulation phase, a death benefit, and earnings multiplier benefit, if elected, is payable when either the annuitant (when a contract owner is not an individual), the contract owner or the first of joint owners dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of death, the amount of the benefit payable in the future may be affected. The proceeds may be received in a single sum or applied to any of the annuity options. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions upon Contract Owner's Death."

Your death benefit and mortality and expense risk charge depend on the category of contract owners to which you belong and on the death benefit that you choose. There are three categories of contract owners covered by this prospectus. For ease of reference, they are called Pre-2001, Yr-2001 and May-2002 contract owners. If you currently are a contract owner, the category of your contract is indicated on your quarterly statements. If you are unsure which category applies to you, please call our Customer Service Center. The telephone number is (800) 366-0066. The following is a general description of the categories:

      Pre-2001:      a) all contracts purchased prior to January 2,
                     2001; b) contracts purchased on or after January 2, 2001 which offer one death benefit option (as available in the state of issue at the time of purchase).

       Yr-2001: Contracts purchased on or after January 1, 2001, which offer five death benefit options and optional benefit riders and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original Yr-2001 benefit calculation and the Special Funds "floor" (as available in the state of issue at the time of purchase).

       May-2002:     Contracts purchased on or after May 1, 2002, which offer
                     five death benefit options and optional benefit riders, and under which the determination of benefits when there are allocations to Special Funds is the same as the Special
                     Funds "floor," but all withdrawals are pro-rata (as available in the state of issue at the time of purchase).

Other than as specifically noted, this Prospectus describes the benefits applicable to all categories of contract owners.


THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOR CONTRACT OWNERS
IN MAY-2002. IF YOU ARE A PRE-2001 CONTRACT OWNER, PLEASE SEE APPENDIX E FOR A DESCRIPTION OF THE CALCULATION OF THE DEATH BENEFITS APPLICABLE UNDER YOUR CONTRACT. IF YOU ARE A YR-2001 CONTRACT OWNER, PLEASE SEE APPENDIX F FOR A DESCRIPTION OF THE CALCULATION OF THE DEATH BENEFITS APPLICABLE UNDER YOUR CONTRACT. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER.


You may choose one of the following Death Benefits: (a) the Standard Death Benefit, (b) the Deferred Ratchet Enhanced Death Benefit, (c) the 7% Solution Enhanced Death Benefit, (d) the Annual Ratchet Enhanced Death Benefit or (e) the Max 7 Enhanced Death Benefit. The 7% Solution Enhanced Death Benefit, the Annual Ratchet Enhanced Death Benefit and the Max 7 Enhanced Death Benefit are available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The Deferred Ratchet, 7% Solution, Annual Ratchet and Max 7 Enhanced Death Benefits may not be available where a Contract is held by joint owners.


You must choose a death benefit. We cannot process your application, unless you have selected a death benefit. Once you choose a death benefit, it cannot be changed. We may in the future stop or suspend offering any of the Enhanced Death Benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the Enhanced Death Benefit. The MGWB rider may also affect the death benefit. See "Minimum Guaranteed Withdrawal Benefit (MGWB) Rider -- Death Benefit during Automatic Periodic Benefit Status." The Enhanced Death Benefits are available only at the time you purchase your Contract. The enhanced death benefits are not available where a Contract is owned by joint owners.


The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

        1)   the contract value; and

        2)   the cash surrender value.


The STANDARD DEATH BENEFIT equals the GREATER of:

        1)   the Base Death Benefit; and

        2) the Standard Minimum Guaranteed Death Benefit ("Standard MGDB") for amounts allocated to Covered Funds plus the contract value allocated to Excluded Funds.

The Standard MGDB allocated to Covered Funds equals premiums allocated to Covered Funds less pro-rata adjustments for any withdrawals and transfers.

The Standard MGDB allocated to Excluded Funds is determined in the same way as the Standard MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the Standard MGDB on a pro-rata basis. The percentage reduction in the Standard MGDB for each Fund category (i.e. Covered or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the Standard MGDB in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the Standard MGDB in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal. Please note that the pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Standard MGDB.

        o Net transfers from Covered Funds to Excluded Funds will reduce the Standard MGDB in the Covered Funds on a pro-rata basis. The increase in the Standard MGDB allocated to Excluded Funds will equal the decrease in the Standard MGDB in Covered Funds.

        o Net transfers from Excluded Funds to Covered will reduce the Standard MGDB in Excluded Funds on a pro-rata basis. The increase in the Standard MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Standard MGDB in Excluded Funds.]

ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the 7% Solution Enhanced Death Benefit, the following investment options are designated as "Special Funds": the GCG Liquid Asset Portfolio, the GCG Limited Maturity Bond Portfolio, the Fixed Account, the Fixed Interest Division, and the TSA Special Fixed Account. No investment options are currently designated as Excluded Funds. We may, with 30 days notice to you, designate any investment portfolio as a Special Fund or Excluded Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund or Excluded Fund may limit or reduce the enhanced death benefit.

For the period during which a portion of the contract value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

The DEFERRED RATCHET ENHANCED DEATH BENEFIT equals the greater of:

        1)   the Standard Death Benefit; and

        2) the Deferred Ratchet Minimum Guaranteed Death Benefit ("Deferred Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds. No funds are currently designated as Excluded Funds for purposes of the Deferred Ratchet MGDB.

The Deferred Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each "eligible contract anniversary", as defined below, that occurs on or prior to attainment of age 85, the Deferred Ratchet MGDB in Covered Funds will be set to the greater of:

          o the current contract value in Covered Funds (after deductions occurring as of that date); and

          o the Deferred Ratchet MGDB in Covered Funds from the prior eligible contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

Eligible contract anniversary means:

          o for issue ages 0-76, the 8th contract anniversary, and each contract anniversary thereafter until the contract owner reaches the attained age of 85;

          o for issues ages 77 and older, the 8th contract anniversary only. Other than on eligible contract anniversaries, the Deferred Ratchet MGDB in the Covered Funds is equal to the Deferred Ratchet MGDB in the Covered Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

The Deferred Ratchet MGDB allocated to Excluded Funds is determined in the same way as the Deferred Ratchet MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On the contract date, the Deferred Ratchet MGDB allocated to Excluded Funds is equal to the premium allocated to Excluded Funds. On each eligible contract anniversary that occurs on or prior to attainment of age 85, the Deferred Ratchet MGDB in Excluded Funds will be set to the greater of:

          o the current contract value in Excluded Funds (after deductions occurring as of that date); and

          o the Deferred Ratchet MGDB in the Excluded Funds from the prior eligible contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on eligible contract anniversaries, the Deferred Ratchet MGDB in the Excluded Funds is equal to the Deferred Ratchet MGDB in the Excluded Funds from the last eligible contract anniversary, adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Deferred Ratchet MGDB on a pro-rata basis. The percentage reduction in the Deferred Ratchet MGDB for each Fund category (i.e. Covered or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the Deferred Ratchet MGDB in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the Deferred Ratchet MGDB in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal. Please note that the pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Deferred Ratchet MGDB, but do affect the amount of the Deferred Ratchet MGDB in a particular Fund category.

        o Net transfers from Covered Funds to Excluded Funds will reduce the Deferred Ratchet MGDB in the Covered Funds on a pro-rata basis. The increase in the Deferred Ratchet MGDB allocated to Excluded Funds will equal the decrease in the Deferred Ratchet MGDB in Covered Funds.

        o Net transfers from Excluded Funds to Covered Funds will reduce the Deferred Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Deferred Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Deferred Ratchet MGDB in Excluded Funds.

The 7% SOLUTION ENHANCED DEATH BENEFIT equals the greater of:

          1)   the Standard Death Benefit; and

          2)   the lesser of:

               a)   the cap; and

               b) the SUM OF the 7% Solution Minimum Guaranteed Death Benefit ("7% MGDB") allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the contract value allocated to Excluded Funds.

The cap is equal to 3 times all premium payments, adjusted for withdrawals.

The 7% MGDB allocated to Covered Funds equals premiums allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% until age 80 or reaching the cap. There is no accumulation once the cap is reached. Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.

The 7% MGDB allocated to Special Funds equals premiums allocated to Special Funds, adjusted for withdrawal and transfers. There is no accumulation of Minimum Guaranteed Death Benefit allocated to Special Funds. The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Withdrawals reduce the 7% MGDB on a pro-rata basis. The percentage reduction in the 7% MGDB for each Fund category (i.e. Covered, Special or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the 7% MGDB in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the 7% MGDB in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal. The percentage reduction in the cap equals the percentage reduction in total contract value resulting from the withdrawal. Please note that the pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested. Transfers among Fund categories do not reduce the overall 7% MGDB, but do affect the amount of the 7% MGDB in a particular Fund category.

        o Net transfers from Covered Funds to Special or Excluded Funds will reduce the 7% MGDB in the Covered Funds on a pro-rata basis. The increase in the 7% MGDB allocated to Special or Excluded Funds, as applicable, will equal the decrease in the 7% MGDB in Covered Funds.

        o Net transfers from Special Funds to Covered or Excluded Funds will reduce the 7% MGDB in the Special Funds on a pro-rata basis. The increase in the 7% MGDB allocated to Covered or Excluded Funds, as applicable, will equal the decrease in the 7% MGDB in Special Funds.

        o Net transfers from Excluded Funds to Covered or Special Funds will reduce the 7% MGDB in Excluded Funds on a pro-rata basis. The increase in the 7% MGDB allocated to Covered or Special Funds, as applicable, will equal the lesser of the net contract value transferred and the reduction in the 7% MGDB in Excluded Funds.

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the greater of:

        1)   the Standard Death Benefit; and

        2) the Annual Ratchet Minimum Guaranteed Death Benefit ("Annual Ratchet MGDB") allocated to Covered Funds plus the contract value allocated to Excluded Funds. No funds are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

The Annual Ratchet MGDB allocated to Covered Funds on the contract date equals the premium allocated to Covered Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Covered Funds will be set to the greater of:

          o the current contract value in Covered Funds (after deductions occurring as of that date); and

          o the Annual Ratchet MGDB in Covered Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last contract anniversary, adjusted for new premiums and partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds is determined in the same way as the Annual Ratchet MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds. On the contract date, the Annual Ratchet MGDB allocated to Excluded Funds is equal to the premium allocated to Excluded Funds. On each contract anniversary that occurs on or prior to attainment of age 90, the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:

          o the current contract value in Excluded Funds (after deductions occurring as of that date); and

          o the Annual Ratchet MGDB in the Excluded Funds from the prior contract anniversary (after deductions occurring on that date), adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Other than on contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last contract anniversary, adjusted for new premiums and partial withdrawals attributable to Excluded Funds, and transfers.

Withdrawals reduce the Annual Ratchet MGDB on a pro-rata basis. The percentage reduction in the Annual Ratchet MGDB for each Fund category (i.e. Covered or Excluded) equals the percentage reduction in contract value in that Fund category resulting from the withdrawal. For example, the value of the Annual Ratchet MGDB in Covered Funds after a withdrawal from one or more Covered Funds equals the value of the Annual Ratchet MGDB in Covered Funds before the withdrawal times the contract value in Covered Funds after the withdrawal divided by the contract value in Covered Funds before the withdrawal. Please note that the pro-rata adjustment is based on the change in contract value resulting from the withdrawal, not the amount requested.

Transfers among Fund categories do not reduce the overall Annual Ratchet MGDB, but do affect the amount of the Annual Ratchet MGDB in a particular Fund category.

        o Net transfers from Covered Funds Funds to Excluded Funds will reduce the Annual Ratchet MGDB in the Covered Funds on a pro-rata basis. The increase in the Annual Ratchet MGDB allocated to Excluded Funds will equal the decrease in the Annual Ratchet MGDB in Covered Funds.

        o Net transfers from Excluded Funds to Covered Funds will reduce the Annual Ratchet MGDB in Excluded Funds on a pro-rata basis. The increase in the Annual Ratchet MGDB allocated to Covered Funds will equal the lesser of the net contract value transferred and the reduction in the Annual Ratchet MGDB in Excluded Funds.

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit described above. Each enhanced death benefit is determined independently of the other at all times.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed andwithdrawals not previously deducted. The enhanced death benefits may not be available in all states.


EARNINGS MULTIPLIER BENEFIT RIDER. The earnings multiplier benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. The rider is subject to state availability and is available only for issues ages 75 or under. It may be added at issue of the Contract or on the next contract anniversary following introduction of the rider in a state, if later. The rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals ("Maximum Base"). Currently, where the rider is added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: 1) the Maximum Base; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus premiums adjusted for withdrawals. If the rider is added to a Contract after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of: 1) 150% of the contract value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and 2) the contract value on the date we receive written notice and due proof of death, as well as required claims forms, minus the contract value on the rider effective date, minus subsequent premiums adjusted for subsequent withdrawals. The adjustment to the benefit for withdrawals is pro rata, meaning that the benefit will be reduced by the proportion that the withdrawal bears to the contract value at the time of the withdrawal.

There is an extra charge for the earnings multiplier benefit rider and once selected, it may not be revoked. The earnings multiplier benefit rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see page 2 of this prospectus of this prospectus for a description of the charge.

The rider is available for both non-qualified and qualified contracts. Please see the discussions of possible tax consequences in sections titled "Individual Retirement Annuities," "Taxation of Non-Qualified Contracts," and "Taxation of Qualified Contracts," in this prospectus.

DEATH BENEFIT DURING THE INCOME PHASE

If, any contract owner or the annuitant dies after the annuity start date, we will pay the beneficiary any certain benefit remaining under the annuity in effect at the time.

CONTINUATION AFTER DEATH -- SPOUSE

If at the contract owner's death, the surviving spouse of the deceased contract owner is the beneficiary and such surviving spouse elects to continue the contract as his or her own the following will apply:

If the guaranteed death benefit as of the date we receive due proof of death, minus the contract value also on that date, is greater than zero, we will add such difference to the contract value. Such addition will be allocated to the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the addition will be allocated to the Liquid Asset subaccount, or its successor. Such addition to contract value will not affect the guaranteed death benefit or any living benefit rider values.

The death benefits under each of the available options will continue based on the surviving spouse's age on the date that ownership changes.

At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the contract owner will be waived. Any premiums paid later will be subject to any applicable surrender charge.

Any addition to contract value, as described above, is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the Contract elects to continue the Contract as his or her own.

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, the benefit will be added to the contract value and allocated among the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the benefit will be allocated to the Liquid Asset subaccount, or its successor.

The earnings multiplier benefit rider will continue, if the surviving spouse is eligible based on his or her attained age. If the surviving spouse is older than the maximum rider issue age, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted contract value. The calculation of the benefit going forward will be: 1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; 2) computed as if the rider was added to the Contract after issue and after the increase; and 3) based on the Maximum Base and percentages in effect on the original rider date. However, we may in the future permit the surviving spouse to elect to use the then current Maximum Base and percentages in the benefit calculation.

CONTINUATION AFTER DEATH -- NON SPOUSE

If the beneficiary or surviving joint owner is not the spouse of the owner, the Contract may continue in force subject to the required distribution rules of the Internal Revenue Code. See next section, "Required Distributions upon Contract Owner's Death."

If you elected the earnings multiplier benefit rider, and the benefit would otherwise be payable, the benefit will be added to the contract value and allocated among the variable subaccounts in proportion to the contract value in the subaccounts, unless we are directed otherwise. If there is no contract value in any subaccount, the benefit will be allocated to the Liquid Asset subaccount, or its successor. The earnings multiplier benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH

We will not allow any payment of benefits provided under a non-qualified Contract which do not satisfy the requirements of Section 72(s) of the Code.

If any owner of a non-qualified contract dies before the annuity start date, the death benefit payable to the beneficiary will be distributed as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or (b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (1) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (2) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (3) all rights and privileges granted by the Contract or allowed by us will belong to the spouse as contract owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

If we do not receive an election from a nonspouse owner's beneficiary within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from date of death. We will determine the death benefit as of the date we receive proof of death. We will make payment of the proceeds on or before the end of the 5-year period starting on the owner's date of death. Such cash payment will be in full settlement of all our liability under the Contract.

If a contract owner dies after the annuity start date, we will continue to distribute any benefit payable at least as rapidly as under the annuity option then in effect. All of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If a Contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner and the surviving joint owner will become the contract owner of the Contract. If any contract owner is not an individual, the death of an annuitant shall be treated as the death of the owner.

--------------------------------------------------------------------------------
                                CHARGES AND FEES
--------------------------------------------------------------------------------

We deduct the Contract charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administrating the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a Contract charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. In the event there are any profits from fees and charges deducted under the Contract, we may use such profits to finance the distribution of Contracts.

CHARGE DEDUCTION SUBACCOUNT

You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Liquid Asset subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, the charges will be deducted as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE CONTRACT VALUE We deduct the following charges from your contract value:

     SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 8-year period from the date we receive and accept a premium payment. The surrender charge is based on a percentage of each premium payment withdrawn. The surrender charge will be based on the total amount withdrawn including the amount deducted for the surrender charge. It will be deducted from the contract value remaining after you have received the amount requested for withdrawal. This charge is intended to cover sales expenses that we have incurred. We may in the future reduce or waive the surrender charge in certain situations and will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment withdrawn as follows:

     COMPLETE YEARS ELAPSED         0  |  1 |  2 |  3 |  4 |  5 |  6 |  7 |  8+
         SINCE PREMIUM PAYMENT         |    |    |    |    |    |    |    |
                                       |    |    |    |    |    |    |    |
     SURRENDER CHARGE               8% | 7% | 6% | 5% | 4% | 3% | 2% | 1% | 0%

     WAIVER OF SURRENDER CHARGE FOR EXTENDED MEDICAL CARE. We will waive the surrender charge in most states in the following events: (i) you begin receiving qualified extended medical care on or after the first contract anniversary for at least 45 days during a 60 day period and your request for the surrender or withdrawal, together with all required documentation is received at our Customer Service Center during the term of your care or within 90 days after the last day of your care; or (ii) you are first diagnosed by a qualifying medical professional, on or after the first contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. See your Contract for more information. The waiver of surrender charge may not be available in all states.

     FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount is the total of (i) your cumulative earnings (which is your contract value less premium payments received and prior withdrawals), and (ii) 10% of premium payments not previously withdrawn received within 8 years prior to the date of the withdrawal.

     SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals. We consider a withdrawal to be an "excess withdrawal" when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. Where you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN 30 DAYS BEFORE ITS MATURITY DATE WILL TRIGGER A MARKET VALUE ADJUSTMENT. See Appendix AA and the GoldenSelect Fixed Account II prospectus for more information.

For the purpose of calculating the surrender charge for an excess withdrawal: a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix C. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

     PREMIUM TAXES. We may make a charge for state and local premium taxes depending on your state of residence. The tax can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it when you surrender the Contract, when you take an excess withdrawal, or on the annuity start date.

     ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary, or if you surrender your Contract prior to a Contract anniversary, at the time we determine the cash surrender value payable to you. The amount deducted is $30 per Contract unless waived under conditions established by Golden American. We deduct the charge proportionately from all subaccounts in which you are invested. If there is no contract value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

     TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. If such a charge is assessed, we would deduct the charge from the subaccounts and the Fixed Interest Allocations from which each such transfer is made in proportion to the amount being transferred from each such subaccount and Fixed Interest Allocation unless you have chosen to have all charges deducted from a single subaccount. The charge will not apply to any transfers due to the election of dollar cost averaging, automatic rebalancing and transfers we make to and from any subaccount specially designated by the Company for such purpose.

CHARGES DEDUCTED FROM THE SUBACCOUNTS

     MORTALITY AND EXPENSE RISK CHARGE. The mortality and expense risk charge is deducted each business day. The amount of the mortality and expense risk charge depends on the death benefit you have elected and on the category of contract owner to which you belong. The charge is deducted on each business day based on the assets you have in each subaccount. The charge for each death benefit option, on an annual basis, for Yr-2001 contract owners, is equal to 1.25% for the Standard Death Benefit, 1.30% for the Deferred Ratchet Enhanced Death Benefit, 1.50% for the Annual Ratchet Enhanced Death Benefit, 1.60% for the 7% Solution Enhanced Death Benefit or 1.70% for the Max 7 Enhanced Death Benefit, of the assets you have in each subaccount. The charge is deducted each business day at the rate of .003446% (Standard), .003585% (Deferred Ratchet), .004141% (Annual Ratchet), .004419% (7% Solution) or .004697% (Max 7), respectively, for each day since the previous business day. In the event there are any profits from the mortality and expense risk charge, we may use such profits to finance the distribution of contracts.

Please see Appendix E for a description of the mortality and expense risk charge for Pre-2001 contract owners.

     ASSET-BASED ADMINISTRATIVE CHARGE. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .000411% for each day since the previous business day. This charge is deducted daily from your assets in each subaccount.

     EARNINGS MULTIPLIER BENEFIT CHARGE. Subject to state availability, you may purchase the earnings multiplier benefit rider for a non-qualified Contract either at issue or on the next contract anniversary following the introduction of the benefit in your state, if later. So long as the rider is in effect, we will deduct a separate quarterly charge for the rider through a pro rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccounts, we will deduct the charges from your Fixed Interest Allocations starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on. We deduct the rider charge on each quarterly contract anniversary in arrears, meaning the first charge will be deducted on the first quarterly anniversary following the rider date. If you surrender or annuitize your Contract, we will deduct a pro rata portion of the charge for the current quarter based on the current contract value immediately prior to the surrender or annuitization. The quarterly charge for the earnings multiplier benefit rider is 0.075% (0.30% annually). For a description of the rider, see "The Earnings Multiplier Benefit Rider."

     OPTIONAL RIDER CHARGES. In addition to the earnings multiplier benefit rider, subject to state availability, you may purchase one of three optional benefit riders that you may elect at issue. So long as the rider is in effect, we will deduct a separate quarterly charge for each optional benefit rider through a pro rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccount, we will deduct the charges from your Fixed Interest Allocations nearest their maturity date. We deduct each rider charge on each quarterly contract anniversary in arrears, meaning the first charge will be deducted on the first quarterly anniversary following the rider date. For a description of the riders and the defined terms used in connection with the riders, see "The Annuity Contract -- Optional Riders."

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

        Waiting Period        Quarterly Charge
        --------------        ----------------
        10 Year.............  0.125% of the MGAB Charge Base (0.50% annually)
        20 Year.............  0.125% of the MGAB Charge Base (0.50% annually)

The MGAB Charge Base is the total of (i) the MGAB Base on the rider date, and
(ii) premiums during the 2-year period commencing on the rider date, reduced pro rata for withdrawals and reduced for transfers made within the last 3 years prior to the MGAB Benefit Date. We will deduct charges only during your ten-year or twenty-year waiting period, as applicable. If you surrender or annuitize your Contract, we will deduct a pro rata portion of the charge for the current quarter based on the current quarterly charge rate and MGAB Charge Base immediately prior to the surrender or annuitization. The MGAB Charge Base is adjusted for transfers between Covered, Special and Excluded Funds.

MINIMUM GUARANTEED INCOME BENEFIT (MGIB). The quarterly charge for the MGIB rider is as follows:

       MGIB Rate                Quarterly Charge
       ---------                ----------------
       7%...................    0.125% of the MGIB Charge Base (0.50% annually)


The MGIB Charge Base equals the MGIB Base for Covered, Special and Excluded Funds. See "The Annuity Contract -- Optional Riders." If you surrender or annuitize your Contract, we will deduct a pro-rata portion of the charge for the current quarter based on the current quarterly charge rate and your MGIB Charge Base immediately prior to the surrender or annuitization. The MGIB Charge Base is adjusted for transfers between Covered, Special and Excluded Funds.


     MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB). The quarterly charge for the MGWB rider is 0.125% (0.50% annually) of the original MGWB Eligible Premium Amount. The original MGWB Eligible Payment Amount is equal to all premiums paid added during the first two contract years following the rider date. When we calculate the MGWB rider charge, we do not reduce the Eligible Payment Amount by the amount of any withdrawals taken while the MGWB rider is in effect. We will deduct charges only during the period before your Contract's Automatic Periodic Benefit Status. If you surrender or annuitize your Contract, we will deduct a pro rata portion of the charge for the current quarter based on the current quarterly charge rate and your original MGWB Eligible Payment Amount immediately prior to the surrender or annuitization.

TRUST EXPENSES

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, five portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and nine portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. There are an additional three portfolios that may deduct a distribution or 12b-1 fee but currently do not. Based on actual portfolio experience in 2001, together with estimated costs for new portfolios, total estimated portfolio fees and charges for 2002 range from [0.55% to 1.86%]. See "Fees and Expenses" in this prospectus.

Additionally, we may receive compensation from the investment advisers, administrators or distributors of the portfolios in connection with administrative, distribution, or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract. Some advisers, administrators or distributors may pay us more than others.

--------------------------------------------------------------------------------
                               THE ANNUITY OPTIONS
--------------------------------------------------------------------------------

ANNUITIZATION OF YOUR CONTRACT


If the annuitant and contract owner are living on the annuity start date, we will begin making payments to the contract owner under an income plan. We will make these payments under the annuity option you chose . You may change annuity option by making a written request to us at least 30 days before the annuity start date. The amount of the payments will be determined by applying your contract value adjusted for any applicable Market Value Adjustment on the annuity start date in accordance with the annuity option you chose. The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided the waiting period and other specified conditions have been met.


You may also elect an annuity option on surrender of the Contract for its cash surrender value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the annuity start date. If, at the time of the contract owner's death or the annuitant's death (if the contract owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the contract value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations.

Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Some fixed annuity options provide fixed payments either for a specified period of time or for the life of the annuitant. The amount of life income payments will depend on the form and duration of payments you chose, the age of the annuitant or beneficiary (and gender, where appropriate under applicable law), the total contract value applied toperiodic income payments, and the applicable payment rate.

Our approval is needed for any option where:

     (1) The person named to receive payment is other than the contract owner or beneficiary;

     (2)  The person named is not a natural person, such as a corporation; or

     (3) Any income payment would be less than the minimum annuity income payment allowed.

SELECTING THE ANNUITY START DATE

You select the annuity start date, which is the date on which the annuity payments commence. The annuity start date must be at least 5 years from the contract date but before the month immediately following the annuitant's 90th birthday, or 10 years from the contract date, if later. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 5 years.

If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday, or 10 years from the contract date, if later.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. See "Federal Tax Considerations" and the SAI. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2 or, in some case, retire. Distributions may be made through annuitization or withdrawals. You should consult your tax adviser for tax advice.

FREQUENCY OF ANNUITY PAYMENTS

You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

THE ANNUITY OPTIONS

We offer the 4 annuity options shown below. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable, although only fixed are currently available. For a fixed annuity option, the contract value in the subaccounts is transferred to the Company's general account.

     OPTION 1. INCOME FOR A FIXED PERIOD. Under this option, we make monthly payments in equal installments for a fixed number of years based on the contract value on the annuity start date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the cash surrender value or contract value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the contract owner reaches age 59 1/2.


     OPTION 2. INCOME FOR LIFE WITH A PERIOD CERTAIN. Under this option, we make payments for the life of the annuitant in equal monthly installments and guarantee the income for at least a period certain such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, we will continue payments until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person's age on his or her last birthday before the annuity start date. Amounts for ages not shown in the Contract are available if you ask for them. If you don not choose an annuity option, we will select this option with a 10-year period certain for you.


     OPTION 3. JOINT LIFE INCOME. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the contract owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available if you ask for them.

     OPTION 4. ANNUITY PLAN. Under this option, your contract value can be applied to any other annuitization plan that we choose to offer on the annuity start date. Annuity payments under Option 4 may be fixed or variable. If variable and subject to the 1940 Act, it will comply with the requirements of such Act.

PAYMENT WHEN NAMED PERSON DIES

When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and Golden American. The amounts we will pay are determined as follows:

     (1) For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is never less than 3% for Option 1 and Option 2 per year. We will, however, base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2 if such payments were not based on the tables in your Contract.

     (2) For Option 3, no amounts are payable after both named persons have died.

     (3) For Option 4, the annuity option agreement will state the amount we will pay, if any.

--------------------------------------------------------------------------------
                            OTHER CONTRACT PROVISIONS
--------------------------------------------------------------------------------

REPORTS TO CONTRACT OWNERS

We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. You have 30 days to notify our Customer Service Center of any errors or discrepancies contained in the report or in any confirmation notices. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in Separate Account B may not reasonably occur or so that the Company may not reasonably determine the value of Separate Account B's net assets; or (4) during any other period when the SEC so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

ASSIGNING THE CONTRACT AS COLLATERAL

You may assign a non-qualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment may have federal tax consequences. You should consult a tax adviser for tax advice. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law. You will be given advance notice of such changes.

FREE LOOK

You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, (i) we adjust your contract value for any Market Value Adjustment (if you have invested in the Fixed Account), and (ii) then we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios and the potential positive or negative effect of the market value adjustment, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Liquid Asset subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and cancellation request. We determine your contract value at the close of business on the day we receive your written request. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce any surrender, administration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer an alternative or reduced death benefit.

SELLING THE CONTRACT

Directed Services, Inc. is the principal underwriter and distributor of the Contract as well as for other contracts issued through Separate Account B and other separate accounts of Golden American. The principal address of Directed Services is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380. Directed Services is a corporation organized under the laws of New York and is a wholly owned subsidiary of Equitable of Iowa. Directed Services is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Directed Services has the authority to enter into selling agreements with other firms. Directed Services has entered into selling agreements with broker-dealers to sell the Contracts through registered representatives. Those representatives are registered with the NASD, and if applicable, also with the states in which they do business. They also are licensed as insurance agents in the states in which they do business.

Golden American and DSI are party to in excess of 620 sales agreements with broker-dealers to sell this and other Golden American contracts. Seven of these broker-dealers, Locust Street Securities, Inc., Vestax Securities Corporation, Compu Life Investors Services, Inc., IFG Network Securities, Inc., Multi-Financial Securities Corporation, Primevest Financial Services and Washington Square Securities, Inc. are affiliates of Golden American.

We pay sales commissions to Directed Services for the sale of the Contracts. Directed Services passes through the entire amount of the sales commission to the broker-dealer whose registered representative sold the Contract. The maximum sales commission payable will be approximately 8.5% of the initial and any additional premium payment. This commission may be returned if the Contract is not continued through the first Contract Year.

   --------------------------------------------------------------------------------------------
                            UNDERWRITER COMPENSATION
   --------------------------------------------------------------------------------------------
   NAME OF PRINCIPAL UNDERWRITER    AMOUNT OF COMMISSION TO BE               OTHER
                                               PAID                       COMPENSATION
      Directed Services, Inc.          The equivalent of a            Reimbursement of any
                                   combination of a percentage          covered expenses
                                    of premium payments and a               incurred
                                    percentage of the contract           by registered
                                     value up to a maximum of           representatives
                                     [8.5% (?)] in the first             in connection
                                       contract year and a                  with the
                                    percentage of the contract            distribution
                                       value up to [X% ]in             of the Contracts.
                                        subsequent years.
   ------------------------------ ------------------------------- -----------------------------


Certain sales agreements may provide for a combination of a certain percentage of commission at the time of sale and an annual trail commission (which when combined could exceed the above commission).

We may make additional cash payments to broker-dealers for marketing and educational expenses and for the reimbursement of certain expenses incurred by registered representatives in connection with the distribution of the Contracts.

We do not pay any additional commissions on the sale or exercise of any of the optional benefit riders offered in this prospectus.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

We will vote the shares of a Trust owned by Separate Account B according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust shareholder meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Separate Account B which are not attributable to contract owners in the same proportion.

STATE REGULATION

We are regulated by the Insurance Department of the State of Delaware. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS

The Company, like other insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that currently there are no pending or threatened lawsuits that are reasonably likely to have a materially adverse impact on the Company or Separate Account B.


LEGAL MATTERS

The legal validity of the Contracts was passed on by ING counsel.


EXPERTS

The audited consolidated financial statements of Golden American at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and Separate Account B at December 31, 2001 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, appearing in the SAI and Registration Statement have been audited by [_______________], independent auditors, as set forth in their reports thereon appearing in the SAI and in the Registration Statement, and are included or incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

--------------------------------------------------------------------------------
                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIED

The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS

     DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for nonqualified Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

     INVESTOR CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give contract owners investment control over Separate Account B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Separate Account B assets supporting the Contract.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts.

Other rules may apply to Qualified Contracts.

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAX TREATMENT OF ANNUITIES

     IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

     WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. The tax treatment of market value adjustments is uncertain. You should consult a tax adviser if you are considering taking a withdrawal from your Contract in circumstances where a market value adjustment would apply. In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

     SEPARATE ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that charges for certain optional benefits and riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat the quarterly charges deducted for the earnings multiplier benefit rider as taxable withdrawals, which might also be subject to a tax penalty if the withdrawal occurs before you reach age 59 1/2. Although we do not believe that the charges we deduct for the earnings multiplier benefit rider or any other optional benefit or rider provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit or rider under the Contract.

     PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a non-qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     o    made on or after the taxpayer reaches age 59 1/2;

     o    made on or after the death of a contract owner;

     o    attributable to the taxpayer's becoming disabled; or

     o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

     TRANSFERS, ASSIGNMENTS, EXCHANGES AND ANNUITY DATES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant, or payee other than an owner, the selection of certain dates for commencement of the annuity phase, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

     DISTRIBUTIONS. Annuity payments are generally taxed in the same manner as under a non-qualified Contract. When a withdrawal from a qualified Contract occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the contract owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract) to the participant's total accrued benefit balance under the retirement plan. For qualified Contracts, the investment in the Contract can be zero. For Roth IRAs, distributions are generally not taxed, except as described below. For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant)
(i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death.

     SEPARATE ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that charges for certain optional benefits and riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat the quarterly charges deducted for the earnings multiplier benefit rider as taxable withdrawals, which might also be subject to a tax penalty if the withdrawal occurs before you reach age 59 1/2. Although we do not believe that the charges we deduct for the earnings multiplier benefit rider or any other optional benefit or rider provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit or rider under the Contract.

     WITHHOLDING. Distributions from certain qualified plans generally are subject to withholding for the contract owner's federal income tax liability. The withholding rates vary according to the type of distribution and the contract owner's tax status. The contract owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions that are required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the contract owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Brief descriptions of the various types of qualified retirement plans in connection with a Contract follow. We will endorse the Contract as necessary to conform it to the requirements of such plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

IRA's generally may not invest in life insurance contracts. We do not believe a death benefit under an annuity contract that is equal to the greater of premiums paid (less withdrawals) or contact value will be treated as life insurance. However, the enhanced death benefits and earnings enhancement benefit under this Contract may exceed the greater of premiums paid (less withdrawals) and contract value. We have previously received IRS approval of the form of the Contract, including the enhanced death benefit feature, for use as an IRA. THE CONTRACT WITH BOTH ENHANCED DEATH BENEFITS AND THE EARNINGS MULTIPLIER BENEFIT HAS BEEN FILED WITH THE IRS FOR APPROVAL FOR USE AS AN IRA. HOWEVER, THERE IS NO ASSURANCE THAT THE IRS WILL GIVE THIS APPROVAL OR THAT THE CONTRACT MEETS THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the enhanced death benefit options and earnings multiplier benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax qualification, which could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. YOU SHOULD CONSULT YOUR TAX ADVISOR IF YOU ARE CONSIDERING ADDING AN ENHANCED DEATH BENEFIT OR EARNINGS MULTIPLIER BENEFIT TO YOUR CONTRACT IF IT IS AN IRA.

ROTH IRA

Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to limits on the amount of the contribution and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

LOANS

Loans may be available if you are under age 70 1/2 and purchased your contract in connection with a non-ERISA plan qualified under Section 403(b) of the Code ("TSA"). If your contract was issued in connection with a TSA and the terms of your plan permit, you may take a loan from us, using your Cash Surrender Value as collateral for the loan. Loans are subject to the terms of the Contract, the plan and the Code. You are responsible for monitoring the amount and number of loans outstanding at any one time under your TSA, whether under our contracts or those of other carriers. We may modify the terms of a loan to comply with changes in applicable law. WE URGE YOU TO CONSULT WITH A QUALIFIED TAX ADVISOR PRIOR TO EFFECTING A LOAN TRANSACTION UNDER YOUR CONTRACT.

     LOAN PROCEDURES. You must complete a loan application in order to effect a loan. You may submit a loan application at any time after the free look period and before the annuity start date. There is a loan fee (currently $25) per loan, payable at the time of the loan. If the loan amount plus the loan fee exceeds the maximum loan amount, the fee will be deducted from the loan proceeds.

     In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "TSA Special Fixed Account." You must indicate your choice of variable and Fixed Accounts from which amounts will be transferred to the TSA Special Fixed Account. If no choice is indicated, amounts will be transferred on a pro rata basis from your variable accounts. If amounts allocated to the variable accounts are not sufficient, amounts will be transferred from the Fixed Accounts on a nearest to maturity basis.

     Amounts transferred from the TSA Special Fixed Account upon loan repayments will be transferred to the variable accounts in proportion to the contract value so allocated. If no contract value is allocated to the variable accounts, such transfers will be made to the Liquid Asset subaccount.

     No withdrawals are permitted unless there has been a Distributable Event. Distributable Events are the following:

          1)   attainment of age 59 1/2;

          2)   separation from service;

          3)   death; or

          4)   disability.

You must notify us when a separation from service has occurred. No withdrawals are permitted from the TSA Special Fixed Account, other than an automatic withdrawal to pay off a defaulted loan. See "Loan Default," below.

     MINIMUM AND MAXIMUM LOAN AMOUNTS. You may borrow a minimum of $1,000, unless we are required by law to allow a lesser minimum amount. We currently allow no more than 2 loans per Contract at any time. The maximum loan amount for a new loan is the lesser of (1) and (2), minus any outstanding loan balance, where

          1)   is 50% of the Cash Surrender Value, and

          2) is $50,000 minus the excess of the highest outstanding loan balance during the past 12 months over the loan balance on the date of the new loan.

     INTEREST. The balance in the TSA Special Fixed Account is credited with interest until the loan is repaid in full. The current annual effective interest rate is 3.5%. The guaranteed minimum interest rate is 3%. Rates are guaranteed for one year. Each loan will have a separate TSA Special Fixed Account, and each may have a different interest crediting rate.

     You will be charged interest on the outstanding loan balance at an annual effective interest rate of 6%. Interest will be charged in arrears. Interest charges accrue on your outstanding loan balance daily beginning on the effective date of your loan.

     LOAN REPAYMENT. Loans must be repaid within 5 years. However, if the loan is used to purchase your principal residence, it must be repaid within 15 years. You must identify your payments as premium payments or they will be treated as loan repayments. You may choose whether to make your loan repayments quarterly or monthly. Currently, loans must be repaid by electronic funds transfer ("EFT") or pre-authorized check ("PAC"), unless we have approved another form of payment.

     If your loan repayment is late, and the loan would otherwise be in default, we will make a withdrawal in an amount sufficient to keep the loan from going into default. The withdrawals will be made on a pro rata basis from all of the variable accounts to which contract value is then allocated. If there is not enough contract value in the variable accounts, the withdrawal will be made from the Fixed Interest Allocations on a nearest to maturity basis, and any amount withdrawn may be subject to a Market Value Adjustment. This will only be done if:

          1)   there has been a Distributable Event;

          2) the amount available for withdrawal is equal to or exceeds the necessary amount plus any applicable withdrawal charges; and

          3)   you have authorized us to do so in the loan agreement.

If any of these conditions is not met, the loan will be considered to be in default, and default procedures will be performed.

     LOAN DEFAULT. When your loan is in default, you may pay off the loan, or the loan will be repaid through an automatic withdrawal from your contract value, as described below.

        1.   Loan Repaid

             For loans in default status, we will accept repayment only in the amount necessary to pay off the loan balance in full.

        2.   Loan Not Repaid

             The defaulted loan balance continues to accrue interest until there has been a Distributable Event, at which time the defaulted loan balance plus accrued interest will be repaid by automatic withdrawal. The defaulted loan balance will be considered a Deemed Distribution. If a Distributable Event has occurred prior to default, the defaulted loan balance plus accrued interest is repaid by automatic withdrawal upon default. The automatic withdrawal will apply first to the TSA Special Fixed Account, then pro rata to the variable accounts and then to the Fixed Accounts on a nearest to maturity basis. Surrender charges and any market value adjustments will be applied as applicable to such withdrawals. In either case the Deemed Distribution or withdrawal will be considered a currently taxable event, and may be subject to federal income tax withholding and the federal early withdrawal penalty tax.

     OVERLOANS. An overloan occurs when the total outstanding loan balance(s) exceeds the Cash Surrender Value. If this occurs, we will send you a letter requesting payment of an amount which will take the loan out of overloan status. If after 30 days, the overloan status has not been corrected, the loan will be considered in default. If a Distributable Event occurred, the Contract will terminate without value. If a Distributable Event has not occurred, the Contract will continue in force, interest continues to accrue and the loan continues. Upon the occurrence of a Distributable Event while the loan is still in overloan status, the Contract will terminate without value.

     EFFECT OF LOAN ON OTHER CONTRACT FEATURES. The following contract features will be impacted by any outstanding loan balance:

          1) Withdrawals and Charges: The rules concerning maximum withdrawal amounts, free partial withdrawals, systematic withdrawals and waiver of administrative charges will be determined by reducing the otherwise applicable amounts by the amount of any outstanding loan balance.

          2)   Death Benefits, Earnings Multiplier Benefit, Annuitization and
               Surrenders: The outstanding loan balance is deducted from any amounts otherwise payable and in determining the amount available for annuitization.

          3)   Riders:

               a) Minimum Guaranteed Income Benefit ("MGIB") Rider. Upon exercising the MGIB rider, the MGIB Base is reduced by an amount equal to the ratio of the outstanding loan balance to the contract value multiplied by the MGIB Base.

               b) Minimum Guaranteed Withdrawal Benefit ("MGWB") Rider. The portion of the contract value used to pay off the outstanding loan balance will reduce the MGWB Withdrawal Account. We do not recommend the MGWB rider if loans are contemplated.

               c) Minimum Guaranteed Accumulation Benefit ("MGAB") Rider. Generally, loan repayment periods should not extend into the 3-year period preceding the end of the Waiting Period, because transfers made within such 3-year period reduce the MGAB Base and the MGAB Charge Base pro rata based on the percentage of contract value transferred. Transfers between the TSA Special Fixed Account and the variable accounts will not be excluded from this treatment.

TAX CONSEQUENCES OF ENHANCED DEATH BENEFIT

THE CONTRACT INCLUDES AN ENHANCED DEATH BENEFIT THAT IN SOME CASES MAY EXCEED THE GREATER OF THE PREMIUM PAYMENTS OR THE CONTRACT VALUE. THE IRS HAS NOT RULED WHETHER AN ENHANCED DEATH BENEFIT COULD BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN ANY CODE SECTION 401(A) PENSION OR PROFIT-SHARING PLAN OR CODE SECTION 403(B) TAX-SHELTERED ANNUITY. EMPLOYERS USING THE CONTRACT MAY WANT TO CONSULT THEIR TAX ADVISER REGARDING SUCH LIMITATION. FURTHER, THE INTERNAL REVENUE SERVICE HAS NOT ADDRESSED IN A RULING OF GENERAL APPLICABILITY WHETHER A DEATH BENEFIT PROVISION SUCH AS THE ENHANCED DEATH BENEFIT PROVISION IN THE CONTRACT COMPORTS WITH IRA OR ROTH IRA QUALIFICATION REQUIREMENTS. A TAX ADVISOR SHOULD BE CONSULTED.

OTHER TAX CONSEQUENCES

As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.


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                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


TABLE OF CONTENTS

             ITEM                                                         PAGE
             Introduction..............................................      1
             Description of Golden American Life Insurance Company.....      1
             Safekeeping of Assets.....................................      1
             The Administrator.........................................      1
             Independent Auditors......................................      1
             Distribution of Contracts.................................      1
             Performance Information...................................      2
             IRA Partial Withdrawal Option.............................      9
             Other Information.........................................     10
             Financial Statements of Golden American...................
             Financial Statements of Separate Account B................







PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER; THE ADDRESS IS SHOWN ON THE PROSPECTUS COVER.

-  -  -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B.

Please Print or Type:

                           --------------------------------------------------
                           NAME

                           --------------------------------------------------
                           SOCIAL SECURITY NUMBER

                           --------------------------------------------------
                           STREET ADDRESS

                           --------------------------------------------------
                           CITY, STATE, ZIP

ES II-121799                                                         05/01/2002
-  -  -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


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                                   APPENDIX AA
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                          GOLDENSELECT FIXED ACCOUNT II

Fixed Account I ("Fixed Account") is an optional fixed interest allocation offered during the accumulation phase of your variable annuity contract between you and Golden American Life Insurance Company ("Golden American," the "Company," "we" or "our"). The Fixed Account, which is a segregated asset account of Golden American, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Allocation(s)). We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We currently offer Fixed Interest Allocations with guaranteed interest periods of 6 months, 1, 3, 5, 7 and 10 years. In addition, we may offer DCA Fixed Interest Allocations, which are 6-month and 1-year Fixed Interest Allocations available exclusively in connection with our dollar cost averaging program. We may not offer all guaranteed interest periods on all contracts and the rates for a given guaranteed interest period may vary among contracts. We set the interest rates periodically. We may credit a different interest rate for each interest period. The interest you earn in the Fixed Account as well as your principal is guaranteed by Golden American, as long as you do not take your money out before the maturity date for the applicable interest period. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. A surrender charge may also apply to withdrawals from your contract. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

For contracts sold in some states, not all Fixed Interest Allocations are available. You have a right to return a contract for a refund as described in the variable annuity contract prospectus.

THE FIXED ACCOUNT

You may allocate premium payments and transfer your Contract value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the prospectus for the Contract. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the interest period is scheduled to expire. Your Contract value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals, transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract value. We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction. You bear the risk that you may receive less than your principal because of the Market Value Adjustment.

GUARANTEED INTEREST RATES

Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole discretion. We cannot predict the level of future interest rates but no Fixed Interest Allocation will ever have a guaranteed interest rate declared of less than 3% per year. For more information see the prospectus for the Fixed Account.

TRANSFERS FROM A FIXED INTEREST ALLOCATION

You may transfer your Contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of Golden American's Separate Account B as described in the prospectus on the maturity date of a guaranteed interest period. The minimum amount that you can transfer to or from any Fixed Interest Allocation is $100. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, cancelling dollar cost averaging will cause a transfer of the entire Contract value in such Fixed Interest Allocation to the Liquid Asset subaccount, and such a transfer will be subject to a Market Value Adjustment. Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Allocations during specified periods while the rider is in effect. See "Optional Riders" in the prospectus.

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION

During the accumulation phase, you may withdraw a portion of your Contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and a contract surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax, as well as state income tax consequences. Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Allocations during the period while the rider is in effect. See "Optional Riders" in the prospectus.

MARKET VALUE ADJUSTMENT

A Market Value Adjustment may decrease, increase or have no effect on your Contract value. We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the annuity start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the annuity start date.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your Contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

CONTRACT VALUE IN THE FIXED INTEREST ALLOCATIONS

On the contract date, the Contract value in any Fixed Interest Allocation in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Allocation. On each business day after the contract date, we calculate the amount of Contract value in each Fixed Interest Allocation as follows:

     (1) We take the Contract value in the Fixed Interest Allocation at the end of the preceding business day.

     (2) We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day.

     (3)  We add (1) and

     (4)  We subtract from (3) any transfers from that Fixed Interest
          Allocation.

     (5) We subtract from (4) any withdrawals, and then subtract any contract fees (including any rider charges) and premium taxes.
Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Allocation. The Contract value on the date of allocation will be the amount allocated. Several examples which illustrate how the Market Value Adjustment works are included in the prospectus for the Fixed Account

CASH SURRENDER VALUE

The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the interest credited to Fixed Interest Allocations, any Market Value Adjustment, and any surrender charge. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your Contract value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual contract administrative fee (unless waived), and any optional benefit rider charge, and any other charges incurred but not yet deducted.

DOLLAR COST AVERAGING FROM FIXED INTEREST ALLOCATIONS

You may elect to participate in our dollar cost averaging program if you have at least $1,200 of Contract value in Fixed Account Interest Allocations with a guaranteed interest period of 1 year or less. The Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Allocations or contract investment portfolio subaccounts selected by you. The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels. You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You may change the transfer amount once each contract year. Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

SUSPENSION OF PAYMENTS

We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

MORE INFORMATION

See the prospectus for GoldenSelect Fixed Account II.

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                                   APPENDIX A
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                   CONDENSED FINANCIAL INFORMATION -- PRE-2001

Except for subaccounts which did not commence operations as of December 31, 2001, the following tables give (1) the accumulation unit value ("AUV"), (2) the total number of accumulation units, and (3) the total accumulation unit value, for each subaccount of Golden American Separate Account B available under the Contract for the indicated periods. The tables are labeled to show the Contract category to which each applies. The date on which the subaccount became available to investors and the starting accumulation unit value are indicated on the last row of each table. Your contract category, appears on your quarterly statement.

[TO BE UPDATED BY AMENDMENT]



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                                   APPENDIX B
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                                   APPENDIX B
--------------------------------------------------------------------------------

                        MARKET VALUE ADJUSTMENT EXAMPLES

EXAMPLE #1: FULL SURRENDER -- EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

     Assume $100,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a full surrender is requested 3 years into the guaranteed interest period; that the then Index Rate for a 7 year guaranteed interest period ("J") is 8%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1.   The contract value of the Fixed Interest Allocation on the date of surrender is
                                     3
          $124,230 ($100,000 x 1.075  )

2.   N = 2,555 ( 365 x 7 )

                                                        2,555/365
3.   Market Value Adjustment = $124,230 x [(1.07/1.0850)         -1] = $11,535

     Therefore, the amount paid to you on full surrender ignoring any surrender charge is $112,695 ($124,230 - $11,535 ).

EXAMPLE #2: FULL SURRENDER -- EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

     Assume $100,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a full surrender is requested 3 years into the guaranteed interest period; that the then Index Rate for a 7 year guaranteed interest period ("J") is 6%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

1.   The contract value of the Fixed Interest Allocation on the date of surrender is
                                     3
          $124,230 ($100,000 x 1.075  )

2.   N = 2,555 ( 365 x 7 )

                                                        2,555/365
3.   Market Value Adjustment = $124,230 x [(1.07/1.0650)         -1] = $4,141

     Therefore, the amount paid to you on full surrender ignoring any surrender charge is $128,371 ($124,230 + $4,141 ).

EXAMPLE #3: WITHDRAWAL -- EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

     Assume $200,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a withdrawal of $112,695 is requested 3 years into the guaranteed interest period; that the then Index Rate ("J") for a 7 year guaranteed interest period is 8%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

     First calculate the amount that must be withdrawn from the Fixed Interest Allocation to provide the amount requested.

1. The contract value of the Fixed Interest Allocation on the date of withdrawal is
                                      3
          $248,459 ( $200,000 x 1.075  )

2.   N = 2,555 ( 365 x 7 )

3.   Amount that must be withdrawn =
                                                         2,555/365
                              [ $112,695 / (1.07/1.0850)          ] = $124,230

     Then calculate the Market Value Adjustment on that amount.

4.   Market Value Adjustment =
                                                       2,555/365
                              $124,230 x [(1.07/1.0850)          -1] = $11,535

     Therefore, the amount of the withdrawal paid to you ignoring any surrender charge is $112,695, as requested. The Fixed Interest Allocation will be reduced by the amount of the withdrawal, $112,695, and also reduced by the Market Value Adjustment of $11,535, for a total reduction in the Fixed Interest Allocation of $124,230.

EXAMPLE #4: WITHDRAWAL -- EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

     Assume $200,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate of 7%; that a withdrawal of $128,371 requested 3 years into the guaranteed interest period; that the then Index Rate ("J") for a 7 year guaranteed interest period is 6%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

     First calculate the amount that must be withdrawn from the Fixed Interest Allocation to provide the amount requested.

1.   The contract value of Fixed Interest Allocation on the date of surrender is
                                     3
          $248,459 ( $200,000 x 1.075  )

2.   N = 2,555 ( 365 x 7 )

3.   Amount that must be withdrawn =
                                                         2,555/365
                                 [$128,371 /(1.07/1.0650)         ] = $124,230

     Then calculate the Market Value Adjustment on that amount.

                                                        2,555/365
4.   Market Value Adjustment = $124,230 x [(1.07/1.0650)          -1] = $4,141

     Therefore, the amount of the withdrawal paid to you ignoring any surrender charge is $128,371, as requested. The Fixed Interest Allocation will be reduced by the amount of the withdrawal, $128,371, but increased by the Market Value Adjustment of $4,141, for a total reduction in the Fixed Interest Allocation of $124,230.

--------------------------------------------------------------------------------
                                 APPENDIX [___]
--------------------------------------------------------------------------------


                  DESCRIPTION OF UNDERLYING INVESTMENT OPTIONS

--------------------------------------------------------------------------------
                            THE INVESTMENT PORTFOLIOS
--------------------------------------------------------------------------------

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this Appendix. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO ANY INVESTMENT PORTFOLIO, AND YOU MAY LOSE YOUR PRINCIPAL.

PLEASE KEEP IN MIND THE INVESTMENT RESULTS OF THE INVESTMENT PORTFOLIOS ARE LIKELY TO DIFFER SIGNIFICANTLY AND THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS RESPECTIVE INVESTMENT OBJECTIVE. SHARES OF THE PORTFOLIOS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIOS. SHARES OF THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. EXCEPT AS NOTED, ALL FUNDS ARE DIVERSIFIED, AS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940.

INVESTMENT PORTFOLIO

                                  DESCRIPTION

THE GCG TRUST

Liquid Asset                      INVESTMENT OBJECTIVE
                                  Seeks high level of current income consistent with the preservation of capital and liquidity.

                                  POLICIES
                                  Invests primarily in obligations of the U.S.
                                  government and its agencies and
                                  instrumentalities, bank obligations,
                                  commercial paper and short-term corporate debt securities that mature in less than one year. The Portfolio seeks to maintain a stable $1 share price.

                                  PRINCIPAL RISKS
                                  Principal risks include Manager Risk, Interest Rate Risk, Income Risk, and Credit Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Interest Rate Risk refers to the risk that the prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes. Income Risk refers to the risk that a portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income. Credit Risk refers to the risk that a bond issuer (debtor) may fail to repay interest and principal in a timely manner.

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  ING Investment Management, LLC (an affiliate)

Core Bond                         INVESTMENT OBJECTIVE
                                  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

                                  POLICIES
                                  Invests under normal circumstances at least
                                  65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three-to six-year time frame.

                                  PRINCIPAL RISKS
                                  Principal risks include Manager Risk, Market and Company Risk, Interest Rate Risk, Issuer Risk, Credit Risk, Foreign Investment Risk, Derivative Risk, Liquidity Risk, Mortgage Risk, Leveraging Risk, and Currency Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Market and Company Risk refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market. Credit Risk refers to the risk that a bond issuer (debtor) may fail to repay interest and principal in a timely manner. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United states, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Interest Rate Risk, Issuer Risk, Derivative Risk, Liquidity Risk, Mortgage Risk, Leveraging Risk, and Currency Risk are discussed further in the Fund's prospectus.

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Pacific Investment Management Company (PIMCO)

Limited Maturity Bond             INVESTMENT OBJECTIVE
                                  Seeks highest current income consistent with low risk to principal and liquidity. Also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

                                  POLICIES
                                  Invests primarily in diversified limited maturity debt securities with average maturity dates of five years or shorter and in no cases more than seven years.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  ING Investment Management, LLC (an affiliate)

Fully Managed                     INVESTMENT OBJECTIVE
                                  Seeks, over the long term, a high total
                                  investment return consistent with the
                                  preservation of capital and with prudent investment risk.

                                  POLICIES
                                  Invests primarily in the common stocks of established companies believed by the portfolio manager to have above-average potential for capital growth.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  T. Rowe Price Associates, Inc.

Total Return                      INVESTMENT OBJECTIVE
                                  Seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

                                  POLICIES
                                  Invests primarily in a combination of equity and fixed income securities.

                                  PRINCIPAL RISKS
                                  Principal risks include Manager Risk, Market and Company Risk, Credit Risk, Allocation Risk, Convertible Securities Risk, High-Yield Bond Risk, Undervalued Securities Risk, Foreign Investment Risk, Income Risk, Interest Rate Risk, Call Risk and Emerging Market Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Market and Company Risk refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market. Credit Risk refers to the risk that a bond issuer (debtor) may fail to repay interest and principal in a timely manner. The Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by the Portfolio Manager. Allocation Risk refers to the risk that the Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United states, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. Emerging market countries may restrict foreign investment in stocks and trades may require governmental registration and/or approval in some emerging market countries. Currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. Future economic or political crisis could lead to further risks. Convertible Securities Risk, High-Yield Bond Risk, Undervalued Securities Risk, Income Risk, Interest Rate Risk, and Call Risk are discussed further in the Fund's prospectus.

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Massachusetts Financial Services Company

Asset Allocation Growth           INVESTMENT OBJECTIVE
                                  Seeks to maximize total return over the
                                  long-term by allocating assets among stocks, bonds, short-term instruments and other investments.

                                  POLICIES
                                  Allocates investments primarily in a neutral mix over time of 70% of its assets in stocks, 25% of its assets in bonds, and 5% of its assets in short-term and money market investments.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Fidelity Management & Research Company

Equity Income                     INVESTMENT OBJECTIVE
                                  Seeks substantial dividend income as well as long-term growth of capital.

                                  POLICIES
                                  Invests primarily in common stocks of well established companies paying above-average dividends.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  T. Rowe Price Associates, Inc.

All Cap                           INVESTMENT OBJECTIVE
                                  Seeks capital appreciation through investment in securities which the portfolio manager believes have above-average capital appreciation potential.

                                  POLICIES
                                  Invests primarily in equity securities of U.S. companies of any size.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Salomon Brothers Asset Management, Inc.

Janus Growth and                  INVESTMENT OBJECTIVE
                                  Income Seeks long-term capital growth and current income.

                                  POLICIES
                                  Normally invests up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the Portfolio Manager believes have income potential.

                                  PRINCIPAL RISKS
                                  Principal risks include Manager Risk, Income
                                  Risk, Credit Risk, Growth Investing Risk,
                                  Foreign Investment Risk, High-Yield Bond Risk, Special Situations Risk, Market and Company Risk, Interest Rate Risk, and Maturity Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Income Risk refers to the risk that a portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income. Credit Risk refers to the risk that a bond issuer (debtor) may fail to repay interest and principal in a timely manner. Growth Investing Risk refers to the risk that growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United states, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Special Situations Risk refers to the risk that investments in special situation companies may not appreciate if an anticipated development does not occur or does not attract the anticipated attention. Market and Company Risk refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market. High-Yield Bond Risk, Interest Rate Risk, and Maturity Risk are discussed further in the Fund's prospectus.

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Janus Capital Corporation

Real Estate                       INVESTMENT OBJECTIVE
                                  Seeks capital appreciation. Current income is a secondary objective.

                                  POLICIES
                                  Invests primarily in publicly traded real estate equity securities.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Van Kampen

Value Equity                      INVESTMENT OBJECTIVE
                                  Seeks capital appreciation. Dividend income is a secondary objective.

                                  POLICIES
                                  Invests primarily in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.

                                  PRINCIPAL RISKS
                                  Principal risks include Manager Risk, Market and Company Risk, Value Investing Risk, and Foreign Investment Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Market and Company Risk refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market. Value Investing Risk refers to the risk that undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value stocks typically underperform when other investing styles, such as growth investing, are in favor. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United states, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Eagle Asset Management, Inc.

Investors                         INVESTMENT OBJECTIVE
                                  Seeks long-term growth of capital. Current income is a secondary objective.

                                  POLICIES

                                  Invests primarily in equity securities of U.S. companies and to a lesser degree, debt securities.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER

                                  Salomon Brothers Asset Management, Inc.

International Equity              INVESTMENT OBJECTIVE
                                  Seeks long-term growth of capital.

                                  POLICIES
                                  Invests at least 65% of its net assets in equity securities of issuers located in countries outside of the United States. The Portfolio generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  ING Investments, LLC (an affiliate)

Rising Dividends                  INVESTMENT OBJECTIVE
                                  Seeks capital appreciation. A secondary
                                  objective is dividend income.

                                  POLICIES
                                  Invests in equity securities that meet the following quality criteria: regular dividend increases; 35% of earnings reinvested annually; and a credit rating of "A" to "AAA."

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Van Kampen

Managed Global                    INVESTMENT OBJECTIVE
                                  Seeks capital appreciation. Current income is only an incidental consideration.

                                  POLICIES
                                  Invests primarily in common stocks traded in securities markets throughout the world.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Capital Guardian Trust Company

Large Cap Value                   INVESTMENT OBJECTIVE
                                  Seeks long-term growth of capital and income.

                                  POLICIES
                                  Invests primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Capital Guardian Trust Company

Hard Assets                       INVESTMENT OBJECTIVE
                                  Seeks long-term capital appreciation.

                                  POLICIES
                                  Invests primarily in hard asset securities.
                                  Hard asset companies produce a commodity which the portfolio manager is able to price on a daily or weekly basis.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Baring International Investment, Limited
                                 (an affiliate)

Diversified Mid-Cap               INVESTMENT OBJECTIVE Seeks long-term
                                  capital appreciation.

                                  POLICIES
                                  Invests primarily in hard asset securities.
                                  Hard asset companies produce a commodity which the portfolio manager is able to price on a daily or weekly basis.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Fidelity Management & Research Company

Research                          INVESTMENT OBJECTIVE
                                  Seeks long-term growth of capital and future income.

                                  POLICIES
                                  Normally invests at least 80% of its asserts in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts). Focus is on companies the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

                                  PRINCIPAL RISKS
                                  Principal risks include Manager Risk, Market and Company Risk, OTC Investment Risk, and Foreign Investment Risk. Manager Risk refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. Market and Company Risk refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market. OTC Investment Risk refers to the risk that investing in securities traded on the over-the-counter (OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund that invests entirely in proven growth stocks. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United states, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Massachusetts Financial Services Company

Capital Growth                    INVESTMENT OBJECTIVE
                                  Seeks long-term total return.

                                  POLICIES
                                  Invests primarily in common stocks of
                                  companies where the potential for change
                                  (earnings acceleration) is significant.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Alliance Capital Management, L.P.

Capital Appreciation              INVESTMENT OBJECTIVE
                                  Seeks long-term capital growth.

                                  POLICIES
                                  Invests primarily in equity securities
                                  believed by the portfolio manager to be
                                  undervalued.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  A I M Capital Management, Inc.

Small Cap                         INVESTMENT OBJECTIVE
                                  Seeks long-term capital appreciation.

                                  POLICIES
                                  Invests primarily in equity securities of companies that have a total market capitalization within the range of companies in the Russell 2000 Growth Index or the Standard & Poor's Small-Cap 600 Index.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Capital Guardian Trust Company

Mid-Cap Growth                    INVESTMENT OBJECTIVE
                                  Seeks long-term growth of capital.

                                  POLICIES
                                  Invests primarily in equity securities of companies with medium market capitalization which the portfolio manager believes have above-average growth potential..

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Massachusetts Financial Services Company

Strategic Equity                  INVESTMENT OBJECTIVE
                                  Seeks capital appreciation.

                                  POLICIES
                                  Invests primarily in common stocks of medium- and small-sized companies.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  A I M Capital Management, Inc.

Special Situations                INVESTMENT OBJECTIVE
                                  Seeks capital appreciation.

                                  POLICIES
                                  Invests primarily in common stocks selected for their capital appreciation potential. The Portfolio emphasizes "special situation" companies that the portfolio manager believes have been overlooked or undervalued by other investors.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Janus Capital Corporation

Growth                            INVESTMENT OBJECTIVE
                                  Seeks capital appreciation.

                                  POLICIES
                                  Invests primarily in common stocks of growth companies that have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Janus Capital Corporation

Developing World                  INVESTMENT OBJECTIVE
                                  Seeks capital appreciation.

                                  POLICIES
                                  Invests primarily in equity securities of companies in developing or emerging countries.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Baring International Investment, Limited
                                  (an affiliate)

Internet Tollkeeper               INVESTMENT OBJECTIVE
                                  Seeks long-term growth of capital.

                                  POLICIES
                                  Invests primarily in equity securities of "Internet Tollkeeper" companies, which are companies in sectors which provide access, infrastructure, content and services to Internet companies and customers, and which have developed, or are seeking to develop predictable, sustainable or recurring revenue by increasing "traffic," or customers and sales, and raising "tolls," or prices in connection with the growth of the Internet.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Directed Services, Inc.

                                  PORTFOLIO MANAGER
                                  Goldman Sachs Asset Managment

THE PIMCO VARIABLE INSURANCE TRUST

PIMCO High Yield Bond             INVESTMENT OBJECTIVE

                                  Seeks maximum total return, consistent with preservation of capital and prudent investment management.

                                  POLICIES
                                  Under normal circumstances invests at least
                                  65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO (the Portfolio's investment adviser) to be of comparable quality. Remainder of the Portfolio's assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two to six year time frame based on PIMCO's forecast for interest rates. May invest up to 15% of its assets in euro-denominated securities and may invest without limit in U.S. dollar denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. May invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements. May invest all of its assets in mortgage- or asset-backed securities. May lend its portfolio securities to brokers, dealers, and other financial institutions to earn income. May, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

                                  PRINCIPAL RISKS
                                  Among the principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:
                                  Interest Rate Risk, Credit Risk, High Yield
                                  Risk, Market Risk, Issuer Risk, Liquidity
                                  Risk, Derivatives Risk, Mortgage Risk, Foreign Investment Risk, Currency Risk, Leveraging Risk, Management Risk. These risks are discussed further in the Portfolio's prospectus.

                                  INVESTMENT ADVISOR
                                  Pacific Investment Management Company LLC
                                  (PIMCO)

PIMCO StocksPLUS                  INVESTMENT OBJECTIVE

  Growth and Income               Seeks to achieve a total  return which exceeds
                                  the total return performance of the
                                  Standard & Poor's 500 Stock Index.

                                  POLICIES
                                  Invests primarily in common stocks, options, futures, options on futures and swaps.

                                  PRINCIPAL RISKS
                                  [---------]

                                  INVESTMENT MANAGER
                                  Pacific Investment Management Company LLC
                                  (PIMCO)

PILGRIM VARIABLE INSURANCE TRUST

Pilgrim VIT Worldwide             INVESTMENT OBJECTIVE
                                  Growth Seeks to provide investors with
                                  long-term capital appreciation.

                                  POLICIES
                                  Under normal conditions, invests at least 65% of net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. Generally invests at least 75% of total assets in common and preferred stocks, warrants and convertible securities. May invest in companies located in countries with emerging securities markets when the portfolio mangers believe they present attractive investment opportunities. Portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. Portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. Portoflio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure. From time to time, the Fund's adviser reviews the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the adviser deems appropriate.

                                  PRINCIPAL RISKS
                                  The Fund may be affected by the following risks, among others: price volatility, market trends, risks of foreign investing, and lack of diversification. Price volatility refers to the risk that the value of the Fund will decrease if the value of the Fund's underlying investments decrease. Equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Equities generally have higher volatility than debt securities. Market trends refers to the risk that from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. The Fund is classified as a NON-DIVERSIFIED investment company, which means that, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

                                  INVESTMENT ADVISOR
                                  ING Pilgrim Investments, LLC

THE PRUDENTIAL SERIES FUND

Prudential Jennison               INVESTMENT OBJECTIVE
                                  Seeks to achieve long-term growth of capital.

                                  POLICIES
                                  Invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. May invest up to 30% of total assets in foreign securities. Stocks are selected on a company-by-company basis using fundamental analysis. Investment adviser looks for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Normally invests 65% of total assets in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.

                                  PRINCIPAL RISKS
                                  Principal risks of investing in the Portfolio are: company risk, derivatives risk, foreign investment risk, management risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Derivatives are subject to a number of risks, including liquidity risk, interest rate risk, market risk, credit risk and management risk. A portfolio investing in a derivative instrument could lose more than the principal amount invested. Foreign investment risk includes: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Actively managed portfolios are subject to management risk, because there is no guarantee that the investment decisions made by the subadvisers for the portfolios will be successful. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                  INVESTMENT MANAGER
                                  Prudential Investments Fund Management LLC

                                  SUB-ADVISOR
                                  Jennison Associates LLC

SP Jennison International Growth  INVESTMENT OBJECTIVE (Class II Shares) Seeks
                                  long-term growth of capital.

                                  POLICIES
                                  Invests in equity-related securities of
                                  foreign issuers that the subadviser thinks will increase in value over a period of years. Invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, invests at least 65% of total assets in common stock of foreign companies operating or based in at least five different countries. Looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. Also tries to buy such stocks at attractive prices in relation to their growth prospects.

                                  PRINCIPAL RISKS
                                  Significant risks of investing in the
                                  Portfolio are: company risk, credit risk, derivatives risk, foreign investment risk, interest rate risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Credit risk refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they are due. Derivatives are subject to interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers such as: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Differences in accounting standards and custody and settlement practices of foreign securities generally involve more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Interest rate risk refers to the risk that fixed income securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

                                  INVESTMENT MANAGER
                                  Prudential Investments Fund Management LLC

                                  SUB-ADVISOR
                                  Jennison Associates LLC

PILGRIM VARIABLE PRODUCTS TRUST

Pilgrim VP MagnaCap               INVESTMENT OBJECTIVE
                                  Seeks growth of capital, with dividend income as a secondary consideration.

                                  POLICIES
                                  Managed with the philosophy that companies that can best meet the Portfolio's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. Normally invests at least 65% of its assets in equity securities of companies that meet the following disciplined criteria: consistent dividends, substantial dividend increases, reinvested earnings, strong balance sheet, and attractive price. Equity securities may include common stocks, convertible securities, and rights or warrants. Normally investments are primarily in larger companies that are included in the largest 500 U.S. companies. Remainder of its assets may be invested in equity securities that the portfolio managers believe have growth potential because they represent an attractive value. In selecting securities, preservation of capital is also an important consideration. Assets that are not invested in equity securities may be invested in high quality debt securities.

                                  PRINCIPAL RISKS
                                  The Portfolio may be affected by the following risks, among others: price volatility, market trends, debt securities, credit risk, and risks of foreign investing. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Equity securities generally have higher volatility than most debt securities. Market trends refers to the risk that from time to time the stock market may not favor the value securities that meet the Portfolio's disciplined investment criteria. Debt securities carry the risk that their value may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates. Credit risk refers to the risk that the Portfolio could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                  INVESTMENT ADVISOR
                                  ING Pilgrim Investments, LLC

Pilgrim VP SmallCap               INVESTMENT OBJECTIVE Opportunities Seeks
                                  long-term capital appreciation.

                                  POLICIES
                                  Invests at least 65% of total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Portfolio smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The median market capitalization of companies held by the Portfolio as of February 29, 2000 was $1.876 billion. Portfolio manager uses a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a brand-oriented approach in structuring the portfolio and a sell discipline. Portfolio manager seeks to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempts to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

                                  PRINCIPAL RISKS
                                  The Portfolio may be affected by the following risks, among others: price volatility, market trends and inability to sell securities. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities generally have higher volatility than most debt securities. The Portfolio invests in companies that the portfolio manager feels have above average prospects for growth, which may result in a higher risk of price volatility than a fund that emphasizes other styles of investing. Smaller companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers. Market trends refers to the risk that from time to time the stock market may not favor the small sized growth securities in which the Portfolio invests. Inability to sell securities refers to the risk that securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies.

                                  INVESTMENT ADVISOR
                                  ING Pilgrim Investments, LLC.

Pilgrim VP Growth                 INVESTMENT OBJECTIVE
 Opportunities                    Seeks long-term growth of capital.

                                  POLICIES
                                  Invests primarily in U.S. companies that the portfolio managers feel have above average prospects for growth. Under normal market conditions, invests at least 65% of total assets in securities purchased on the basis of the potential for capital appreciation. Securities may be from large-cap, mid-cap or small-cap companies. Portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. Portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

                                  PRINCIPAL RISKS
                                  The Portfolio may be affected by the following risks, among others: price volatility, market trends and inability to sell securities. Price volatility refers to the risk that the value of the Portfolio changes as the prices of its investments go up or down. Equity securities generally have higher volatility than most debt securities. The Portfolio invests in companies that the portfolio manager feels have the potential for rapid growth, which may result in a higher risk of price volatility than a fund that emphasizes other styles of investing. Small and medium-sized companies may be more susceptible to price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Market trends refers to the risk that from time to time the stock market may not favor the growth securities in which the Portfolio invests. Inability to sell securities refers to the risk that securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies.

                                  INVESTMENT ADVISOR
                                  ING Pilgrim Investments, LLC.

PROFUNDS

ProFund VP Bull                   INVESTMENT OBJECTIVE
                                  Seeks daily investment results that correspond to the performance of the Standard & Poor's
                                  500 Stock Index.

                                  POLICIES
                                  Invests in
                                  securities and other financial instruments, such as futures and options on futures in pursuit of the portfolio's objective regardless of market conditions, trends or direction and seeks to provide correlation with the benchmark on a daily basis.

                                  INVESTMENT ADVISOR
                                  ProFund Advisors LLC

ProFund VP Small-Cap              INVESTMENT OBJECTIVE
                                  Seeks daily investment results that correspond to the performance of the Russell 2000 Index.

                                  POLICIES
                                  Invests in securities and other
                                  financial instruments, such as futures and options on futures in pursuit of the portfolio's objective regardless of market conditions, trends or direction and seeks to provide correlation with the benchmark on a daily basis.

                                  INVESTMENT ADVISOR
                                  ProFund Advisors LLC

ProFund VP Europe 30              INVESTMENT OBJECTIVE

                                  Seeks daily investment results that correspond to the performance of the ProFunds Europe 30 Index.

                                  POLICIES
                                  Invests in securities and
                                  other financial instruments, such as futures and options on futures and American Depository Receipts in pursuit of the portfolio's objective regardless of market conditions, trends or direction and seeks to provide correlation with the benchmark on a daily basis.

                                  INVESTMENT ADVISOR
                                  ProFund Advisors LLC

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Dent Demographic         INVESTMENT OBJECTIVE
Trends Fund                       Seeks long-term growth of capital.

                                  POLICIES
                                  Invests primarily in securities that are likely to benefit from changing demographic, economic and lifestyle trends.

                                  INVESTMENT ADVISOR
                                  AIM Advisors LLC

PIONEER VARIABLE CONTRACTS TRUST

Pioneer Fund VCT Portfolio        INVESTMENT OBJECTIVE
                                  Seeks reasonable income and capital growth.

                                  POLICIES
                                  Invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. Invests the major portion of its assets in equity securities, primarily of U.S. issuers. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks. Although the portfolio focuses on securities that have paid dividends in the preceding 12 months, it may purchase or hold securities that do not provide income if the portfolio expects them to increase in value. Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.

                                  PRINCIPAL RISKS
                                  Even though the portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if: The stock market goes down (this risk may be greater in the short term); Value stocks fall out of favor with investors; The portfolio's assets remain undervalued or do not have the potential value originally excepted; or Stocks selected for income do not achieve the same return as securities selected for capital growth. Investing in real estate investment trusts involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities.

                                  INVESTMENT ADVISOR
                                  Pioneer Investment Management, Inc.

Pioneer Small Company VCT         INVESTMENT OBJECTIVE
Portfolio                         Seeks capital growth.
(Class II Shares)
                                  POLICIES
                                  Invests primarily in equity securities of small companies, that is, companies with market capitalizations of less than $1 billion at the time of purchase. Normally, invests at least 65% of total assets in these securities.
                                  The portfolio may continue to hold securities of any company if its market value exceeds $1 billion. Equity securities include common stocks and other equity instruments, such as convertible debt, depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks. Pioneer, the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies.

                                  PRINCIPAL RISKS
                                  Even though the portfolio seeks capital
                                  growth, you could lose money on your
                                  investment or not make as much as if you invested elsewhere if: The stock market goes down (this risk may be greater in the short term); Small company or value stocks fall out of favor with investors; or The portfolio's assets remain undervalued or do not have the potential value originally expected. The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to: Be more sensitive to changes in the economy, earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices Pioneer thinks appropriate, and offer greater potential for gain and loss.

                                  INVESTMENT ADVISOR
                                  Pioneer Investment Management, Inc.

Pioneer Mid-Cap Value VCT         Seeks capital appreciation.
  Portfolio
                                  Invests primarily in common stocks of mid-size companies with market values within the range of market values of companies included in Standard & Poor's MidCap 400 Index.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO VIF -- Financial          INVESTMENT OBJECTIVE
Services Fund                     Seeks to make an investment grow. The Fund is
                                  aggressively managed.

                                  POLICIES
                                  Invests primarily in equity securities that INVESCO (the Fund's investment adviser) believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies involved in the financial services sector. A portion of the Fund's assets is not required to be invested in the sector. INVESCO uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years. INVESCO places a greater emphasis on companies that are increasing their revenue streams along with their earnings. INVESCO attempts to keep the portfolio holdings well diversified across the entire financial services sector and portfolio weightings are adjusted depending on current economic conditions and relative valuations of securities.

                                  PRINCIPAL RISKS
                                  Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. The Fund's investments are diversified across the financial services sector. However, because the Fund's investments are limited to a comparatively narrow segment of the economy, the Fund's investments are not as diversified as investments of most mutual funds and far less diversified than the broad securities markets. This means the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of an investment in the Fund may rise or fall rapidly. This sector generally is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in these industries depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of these industries, and the insurance industry in particular. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information and portfolio turnover risks.

                                  INVESTMENT ADVISOR
                                  INVESCO Funds Group, Inc. (INVESCO)

INVESCO VIF -- Health  Sciences   INVESTMENT OBJECTIVE
Fund                              Seeks to make an investment grow. The Fund is
                                  aggressively managed.

                                  POLICIES
                                  Invests primarily in equity securities that INVESCO (the Fund's investment adviser) believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care. A portion of the Fund's assets is not required to be invested in the sector. INVESCO uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years. INVESCO targets strongly manage, innovative companies with new products. INVESCO attempts to blend well-established health care firms with faster-growing, more dynamic entities.

                                  PRINCIPAL RISKS
                                  Many faster-growing health care companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices. Many of these activities are funded or subsidized by governments; withdrawal or curtailment of this support could lower the profitability and market prices of such companies. Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. The Fund's investments are diversified across the health sciences sector. However, because those investments are limited to a comparatively narrow segment of the economy, the Fund's investments are not as diversified as investments of most mutual funds and far less diversified than the broad securities markets. This means the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of an investment in the Fund may rise or fall rapidly. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, lack of timely information and portfolio turnover risks.

                                  INVESTMENT ADVISOR
                                  INVESCO Funds Group, Inc. (INVESCO)

INVESCO VIF --  Utilities Fund    INVESTMENT OBJECTIVE
                                  Seeks to make an investment grow and seeks current income. The Fund is aggressively managed.

                                  POLICIES
                                  Invests primarily in equity securities that INVESCO (the Fund's investment adviser) believes will rise in price faster than other securities, as well as in options and other instruments whose values are based upon the values of equity securities. The Fund invests primarily in equity securities of companies that produce, generate, transmit or distribute natural gas or electricity, as well as in companies that provide telecommunications services, including local, long distance and wireless, and excluding broadcasting. A portion of the Fund's assets is not required to be invested in the sector. INVESCO uses a "bottom up" investment approach to create the Fund's investment portfolio, focusing on company fundamentals and growth prospects when selecting securities. In general, the Fund emphasizes strongly managed companies that INVESCO believes will generate above-average growth rates for the next three to five years. INVESCO prefers markets and industries where leadership is in a few hands, and tends to avoid slower-growing markets or industries.

                                  PRINCIPAL RISKS
                                  Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. The Fund's investments are diversified across the health utilities sector. However, because those investments are limited to a comparatively narrow segment of the economy, the Fund's investments are not as diversified as investments of most mutual funds and far less diversified than the broad securities markets. This means the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of an investment in the Fund may rise or fall rapidly. Governmental regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings. The recent trend towards deregulation in the utility industries presents special risks. Some companies may be faced with increased competition and may become less profitable. INVESCO seeks to keep the portfolio diversified across the electric utilities, natural gas and telecommunications industries. Weightings within the various industry segments are continually monitored to prevent extreme tilts in the Fund's portfolio, and INVESCO adjusts the portfolio weightings depending on the prevailing economic conditions. The Fund is subject to other principal risks such as potential conflicts, market, foreign securities, liquidity, counterparty, and lack of timely information risks.

                                  INVESTMENT ADVISOR
                                  INVESCO Funds Group, Inc. (INVESCO)


--------------------------------------------------------------------------------
                        MORE INFORMATION ABOUT THE TRUSTS
--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT FEES
GCG TRUST

Directed Services, Inc. serves as the overall manager to each portfolio of the GCG Trust. The GCG Trust pays Directed Services a monthly fee for its investment advisory and management services. The monthly fee is based on the average daily net assets of an investment portfolio, and in some cases, the combined total assets of certain grouped portfolios. Directed Services provides or procures, at its own expense, the services necessary for the operation of the portfolio, including retaining portfolio managers to manage the assets of the various portfolios. Directed Services (and not the GCG Trust) pays each portfolio manager a monthly fee for managing the assets of a portfolio, based on the annual rates of the average daily net assets of a portfolio. For a list of the portfolio managers, see the front cover of this prospectus. Directed Services does not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

PIMCO VARIABLE INSURANCE TRUST

Pacific Investment Management Company ("PIMCO") serves as investment advisor to each portfolio of the PIMCO Variable Insurance Trust. PIMCO provides the overall business management and administrative services necessary for each portfolio's operation. PIMCO provides or procures, at its own expense, the services and information necessary for the proper conduct of business and ordinary operation of each portfolio. The PIMCO Variable Insurance Trust pays PIMCO a monthly advisory fee and a separate monthly administrative fee per year, each fee based on the average daily net assets of each of the investment portfolios, for managing the assets of the portfolios and for administering the PIMCO Variable Insurance Trust. PIMCO does not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expense of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

PILGRIM VARIABLE INSURANCE TRUST

ING Pilgrim Investments, LLC ("ING Pilgrim") serves as the overall manager of Pilgrim Variable Insurance Trust and Pilgrim Variable Products Trust. ING Pilgrim supervises all aspects of the Trusts' operations and provides investment advisory services to the portfolios of the Trusts, including engaging portfolio managers, as well as monitoring and evaluating the management of the assets of each portfolio by its portfolio manager. ING Pilgrim, as well as each portfolio manager it engages, is a wholly owned indirect subsidiary of ING Groep N.V. Except for agreements to reimburse certain expenses of the portfolio, ING Pilgrim does not bear any portfolio expenses.

PURDENTIAL SERIES FUND

The Prudential Insurance Company of America ("Prudential") and its subsidiary, Prudential Investments Fund Management LLC ("PIFM") serve as the overall investment advisers to the Prudential Series Fund. Prudential and PIFM are responsible for the management of the Prudential Series Fund and provide investment advice and related services. For the Prudential Jennison Portfolio and SP Jennison International Growth Portfolio, Prudential and PIFM engage Jennison Associates LLC to serve as sub-adviser and to provide day-to-day management. Prudential and PIFM pay the sub-adviser out of the fee they receive from the Prudential Series Fund. Each portfolio pays its own administrative costs. PROFUNDS ProFunds Advisors LLC serves as the investment advisor of the ProFunds. The ProFunds pay ProFunds Advisors LLC a monthly advisory fee based on the average daily net assets of each investment portfolio. Each portfolio pays its own administrative costs.

AIM VARIABLE INSURANCE FUNDS

A I M Advisors, Inc. ("AIM") serves as the overall investment advisor to the AIM Variable Insurance Funds and is responsible for day-to-day management. AIM supervises all aspects of fund operations. AIM has engaged H.S. Dent Advisor, Inc. to serve as subadvisor and provide AIM with microeconomic, thematic, demographic, lifestyle trends and sector research, custom reports and investment and market capitalization recommendations to the fund. PIONEER CONTRACTS TRUST Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser to the Pioneer Variable Contracts Trust. The Pioneer Variable Contracts Trust pays Pioneer a monthly advisory fee based on the daily net assets of each portfolio.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Funds Group, Inc. ("INVESCO") serves as investment adviser for the INVESCO Variable Investment Funds, Inc.

INVESCO, with its affiliated companies, directs all aspects of the management of the INVESCO Variable Investment Funds, Inc. The INVESCO Variable Investment Funds, Inc. pays INVESCO a monthly advisory fee based on the average daily net assets of each portfolio.

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, [five] portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and [nine] portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. There are an additional [three] portfolios that may deduct a distribution or 12b-1 fee but currently do not. Based on actual portfolio experience in 2001, together with estimated costs for new portfolios, total estimated portfolio fees and charges for 2002 range from [0.55% to 1.86%]. See "Fees and Expenses" in this prospectus. We may receive compensation from the investment advisors, administrators and distributors or directly from the portfolios in connection with administrative, distribution or other services and cost savings attributable to our services. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract. The compensation paid by advisors, administrators or distributors may vary.

YOU CAN FIND MORE DETAILED INFORMATION ABOUT EACH PORTFOLIO INCLUDING ITS MANAGEMENT FEES IN THE PROSPECTUS FOR EACH TRUST. YOU SHOULD READ THESE PROSPECTUSES BEFORE INVESTING. IF YOU WOULD LIKE A COPY OF ANY TRUST PROSPECTUS, PLEASE CONTACT OUR CUSTOMER SERVICE CENTER AT (800) 366-0066.

--------------------------------------------------------------------------------
                                   APPENDIX C
--------------------------------------------------------------------------------


                 SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the beginning of the fifth contract year of 30% of the contract value of $35,000. In this example, $8,000 (0.10 x $30,000 + $5,000 earnings) is the maximum free withdrawal amount that you may withdraw during the contract year without a surrender charge. The total withdrawal would be $10,500 ($35,000 x .30). Therefore, $2,500 (10,500 - 8,000) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 4% surrender charge of $100 ($2,500 x .04). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

--------------------------------------------------------------------------------
                                   APPENDIX D
--------------------------------------------------------------------------------


          WITHDRAWAL ADJUSTMENT FOR 7% SOLUTION DEATH BENEFIT EXAMPLES

EXAMPLE #1: THE CONTRACT VALUE (AV) IS LOWER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $87,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro rata Withdrawal.

Calculate the Effect of the Withdrawal

          1.   The Special Withdrawal is $7,000 (7% of $100,000).

               MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

               AV after Special Withdrawal = $80,000 ($87,000 - $7,000)

               The Pro rata Withdrawal is $20,000 ($27,000 - $7,000).

          2. Pro rata Withdrawal Adjustment to MGDB = $30,000 ($120,000 * ($20,000 / $80,000))

               MGDB after Pro rata Withdrawal = $90,000 ($120,000 - $30,000)

               AV after Pro rata Withdrawal = $60,000 ($80,000 - $20,000)

EXAMPLE #2: THE CONTRACT VALUE (AV) IS GREATER THAN THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $167,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro rata Withdrawal.

Calculate the Effect of the Withdrawal

          1.   The Special Withdrawal is $7,000 (7% of $100,000).

               MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

               AV after Special Withdrawal = $160,000 ($167,000 - $7,000)

               The Pro rata Withdrawal is $20,000 ($27,000 - $7,000).

          2. Pro rata Withdrawal Adjustment to MGDB = $15,000 ($120,000 * ($20,000 / $160,000))

               MGDB after Pro rata Withdrawal = $105,000 ($120,000 - $15,000)

               AV after Pro rata Withdrawal = $140,000 ($160,000 - $20,000)

ES II-109643                           D1

EXAMPLE #3: THE CONTRACT VALUE (AV) IS EQUAL TO THE DEATH BENEFIT

     Assume a premium payment of $100,000, AV at the time of withdrawal of $127,000 and a 7% Solution minimum guarantee death benefit ("MGDB") at the time of withdrawal of $127,000. A total withdrawal of $27,000 is made. The withdrawal is a combination of Special Withdrawal and Pro rata Withdrawal.

Calculate the Effect of the Withdrawal

          1.   The Special Withdrawal is $7,000 (7% of $100,000).

               MGDB after Special Withdrawal = $120,000 ($127,000 - $7,000)

               AV after Special Withdrawal = $120,000 ($127,000 - $7,000)

               The Pro rata Withdrawal is $20,000 ($27,000 - $7,000).

          2. Pro rata Withdrawal Adjustment to MGDB = $20,000 ($120,000 * ($20,000 / $120,000))

               MGDB after Pro rata Withdrawal = $100,000 ($120,000 - $20,000)

               AV after Pro rata Withdrawal = $100,000 ($120,000 - $20,000)

--------------------------------------------------------------------------------
                                   APPENDIX E
--------------------------------------------------------------------------------


              DEATH BENEFITS FOR CATEGORY PRE-2001 CONTRACT OWNERS


Your death benefits and mortality and expense risk charge depend on the category of contract owners to which you belong and on the death benefit that you chose. There are three categories of contract owners covered by the Prospectus. For ease of reference, they are called Pre- 2001, Yr-2001 and May-2002.

The following is a general description of the categories:

       Pre-2001:     a) all contracts purchased prior to January 2,
                     2001; b) contracts purchased on or after January 2, 2001 which offer one death benefit option (as available in the state of issue at the time of purchase).

       Yr-2001: Contracts purchased on or after January 1, 2001, which offer five death benefit options and optional benefit riders and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original Yr-2001 benefit calculation and the Special Funds "floor" (as available in the state of issue at the time of purchase).

       May-2002:     Contracts purchased on or after May 1, 2002, which offer
                     five death benefit options and optional benefit riders, and under which the determination of benefits when there are allocations to Special Funds is the same as the Special
                     Funds "floor," but all withdrawals are pro-rata (as available in the state of issue at the time of purchase).

The purpose of this Appendix E is to describe the death benefits applicable to contract owners in the Yr-2001 category. The death benefits for contract owners in Yr-2001 are described in Appendix F. The mortality and expense risk charges for Yr-2001 contract owners, and the death benefits and mortality and expense risk charges for contract owners in the May-2002 category are described in the prospectus. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A FULL DESCRIPTION OF YOUR DEATH BENEFIT OPTIONS AND OTHER CONTRACT FEATURES. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOR CONTRACT OWNERS IN PRE-2001. IF YOU ARE A PRE-2001 CONTRACT OWNER, PLEASE SEE APPENDIX F FOR A DESCRIPTION OF THE CALCULATION OF THE DEATH BENEFITS APPLICABLE UNDER YOUR CONTRACT. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER.


DEATH BENEFIT

If you die before the annuity start date, we determine the death benefit as follows.

If you are age 67 or younger at the time of purchase, the death benefit is the greatest of:

     1)   the contract value;

     2) the total premium payments made under the Contract after subtracting any withdrawals;

     3)   the cash surrender value; or

     4) the highest contract value (plus subsequent premiums less subsequent withdrawals) determined on every contract anniversary on or before your death beginning with the 8th anniversary and ending on the last anniversary prior to you attaining age 76.

If you are between ages 68 and 75 at the time of purchase, the death benefit is the greatest of:

     1)   the contract value;

     2) the total premium payments made under the Contract after subtracting any withdrawals;

     3)   the cash surrender value; or

     4) the contract value (plus subsequent premiums less subsequent withdrawals) determined on the 8th contract anniversary but on or before your death.

If you are age 76 or older at the time of purchase, the death benefit is the greater of:

     1)   the contract value; or

     2)   the cash surrender value.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted.

MORTALITY AND EXPENSE RISK CHARGE

The mortality and expense risk charge and the asset-based administrative charge, on an annual basis, for Category Pre-Year 2001 contract owners are as follows:

       Mortality & Expense Risk Charge....................    1.25%
       Asset-Based Administrative Charge..................    0.15%
                                                              -----
              Total.......................................    1.40%

The charge is deducted each business day at the rate of .003446% for each day since the previous business day.

EXPENSE EXAMPLES FOR PRE-2001

The following four examples are designed to show you the expenses you would pay on a $1,000 investment that earns 5% annually. The examples reflect the deduction of a mortality and expense risk charge, an asset-based administrative charge, and the annual contract administrative charge as an annual charge of 0.05% of assets (based on a average contract value of $60,000). Examples 1 and 2 also assume you elected the earnings multiplier benefit rider with a charge of 0.30% annually. Note that surrender charges may apply if you choose to annuitize your Contract within the first 5 contract years, and under certain circumstances, within the first 8 contract years. Thus, in the event you annuitize your Contract under circumstances which require a surrender charge, you should refer to Example 1 and 3 below which assumes applicable surrender charges.

Example 1:

If you surrender your Contract at the end of the applicable time period and elected the earnings multiplier benefit rider, you would pay the following expenses for each $1,000 invested:

      ---------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      ---------------------------------------------------------------------------------------------------------------
        THE GCG TRUST
        Liquid Asset                                       $103             $132              $163             $264
        Limited Maturity Bond                              $103             $132              $163             $264
        Core Bond                                          $108             $146              $186             $309
        Fully Managed                                      $107             $144              $183             $303
        Total Return                                       $107             $142              $180             $297
        Asset Allocation Growth                            $108             $146              $186             $309
        Equity Income                                      $107             $144              $183             $303
        All Cap                                            $108             $146              $186             $309
        Growth and Income                                  $109             $149              $191             $319
        Real Estate                                        $107             $144              $183             $303
        Value Equity                                       $107             $144              $183             $303
        Investors                                          $108             $146              $186             $309
        International Equity                               $110             $153              $198             $333
        Rising Dividends                                   $107             $144              $183             $303
        Managed Global                                     $110             $153              $198             $333
        Large Cap Value                                    $108             $146              $186             $309
        Hard Assets                                        $107             $144              $183             $303
        Diversified Mid-Cap                                $108             $146              $186             $309
        Research                                           $107             $142              $180             $297
        Capital Growth                                     $108             $145              $185             $308
        Capital Appreciation                               $107             $144              $183             $303
        Small Cap                                          $107             $144              $183             $303
        Mid-Cap Growth                                     $107             $142              $180             $297
        Strategic Equity                                   $107             $144              $183             $303
        Special Situations                                 $109             $149              $191             $319
        Growth                                             $108             $145              $185             $308
        Developing World                                   $115             $168              $222             $378
        Internet Tollkeeper                                $116             $171              $227             $387

        THE PIMCO VARIABLE INSURANCE TRUST
        PIMCO High Yield Bond                              $105             $138              $173             $284
        PIMCO StocksPLUS Growth and Income                 $104             $135              $168             $274

        CREDIT SUISSE WARBURG PINCUS TRUST
        International Equity                              $111              $155             $201              $337

        PILGRIM VARIABLE INSURANCE TRUST
        Pilgrim VIT Worldwide Growth                      $110              $152             $197              $330

        THE PRUDENTIAL SERIES FUND
        Prudential Jennison                               $108              $147             $187              $312
        SP Jennison International Growth                  $114              $164             $216              $368

        PILGRIM VARIABLE PRODUCTS TRUST
        Pilgrim VP MagnaCap                               $109              $148             $190              $318
        Pilgrim VP SmallCap Opportunities                 $109              $148             $190              $318
        Pilgrim VP Growth Opportunities                   $109              $148             $190              $318

        PROFUNDS
        ProFund VP Bull                                   $116              $169             $224              $382
        ProFund VP Small-Cap                              $116              $169             $224              $382
        ProFund VP Europe 30                              $115              $167             $222              $377
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      ---------------------------------------------------------------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                  $112              $159             $207              $350

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                  $107              $143             $182              $301
        Pioneer Mid-Cap Value VCT                         $108              $146             $186              $309

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                  $109              $148             $190              $317
        INVESCO VIF-- Health Sciences                     $109              $147             $189              $315
        INVESCO VIF-- Utilities                           $112              $157             $205              $347
      ---------------------------------------------------------------------------------------------------------------


Example 2:

If you do not surrender your Contract at the end of the applicable time period and elected the earnings multiplier benefit rider, you would pay the following expenses for each $1,000 invested:

      ---------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      ---------------------------------------------------------------------------------------------------------------
        THE GCG TRUST
        Liquid Asset                                       $23              $ 72              $123             $264
        Limited Maturity Bond                              $23              $ 72              $123             $264
        Core Bond                                          $28              $ 86              $146             $309
        Fully Managed                                      $27              $ 84              $143             $303
        Total Return                                       $27              $ 82              $140             $297
        Asset Allocation Growth                            $28              $ 86              $146             $309
        Equity Income                                      $27              $ 84              $143             $303
        All Cap                                            $28              $ 86              $146             $309
        Growth and Income                                  $29              $ 89              $151             $319
        Real Estate                                        $27              $ 84              $143             $303
        Value Equity                                       $27              $ 84              $143             $303
        Investors                                          $28              $ 86              $146             $309
        International Equity                               $30              $ 93              $158             $333
        Rising Dividends                                   $27              $ 84              $143             $303
        Managed Global                                     $30              $ 93              $158             $333
        Large Cap Value                                    $28              $ 86              $146             $309
        Hard Assets                                        $27              $ 84              $143             $303
        Diversified Mid-Cap                                $28              $ 86              $146             $309
        Research                                           $27              $ 82              $140             $297
        Capital Growth                                     $28              $ 85              $145             $308
        Capital Appreciation                               $27              $ 84              $143             $303
        Small Cap                                          $27              $ 84              $143             $303
        Mid-Cap Growth                                     $27              $ 82              $140             $297
        Strategic Equity                                   $27              $ 84              $143             $303
        Special Situations                                 $29              $ 89              $151             $319
        Growth                                             $28              $ 85              $145             $308
        Developing World                                   $35              $108              $182             $378
        Internet Tollkeeper                                $36              $111              $187             $387

        THE PIMCO VARIABLE INSURANCE TRUST
        PIMCO High Yield Bond                              $25              $ 78              $133             $284
        PIMCO StocksPLUS Growth and Income                 $24              $ 75              $128             $274

        CREDIT SUISSE WARBURG PINCUS TRUST
        International Equity                               $31              $95              $161              $337
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      ---------------------------------------------------------------------------------------------------------------
        PILGRIM VARIABLE INSURANCE TRUST
        Pilgrim VIT Worldwide Growth                       $30              $ 92             $157              $330

        THE PRUDENTIAL SERIES FUND
        Prudential Jennison                                $28              $ 87             $147              $312
        SP Jennison International Growth                   $34              $104             $176              $368

        PILGRIM VARIABLE PRODUCTS TRUST
        Pilgrim VP MagnaCap                                $29              $ 88             $150              $318
        Pilgrim VP SmallCap Opportunities                  $29              $ 88             $150              $318
        Pilgrim VP Growth Opportunities                    $29              $ 88             $150              $318

        PROFUNDS
        ProFund VP Bull                                    $36              $109             $184              $382
        ProFund VP Small-Cap                               $36              $109             $184              $382
        ProFund VP Europe 30                               $35              $107             $182              $377

        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                   $32              $99              $167              $350

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                   $27              $83              $142              $301
        Pioneer Mid-Cap Value VCT                          $28              $86              $146              $309

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                   $29              $88              $150              $317
        INVESCO VIF-- Health Sciences                      $29              $87              $149              $315
        INVESCO VIF-- Utilities                            $32              $97              $165              $347
      ---------------------------------------------------------------------------------------------------------------

Example 3:

If you surrender your Contract at the end of the applicable time period and did not elect the earnings multiplier benefit rider, you would pay the following expenses for each $1,000 invested:

      ---------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      ---------------------------------------------------------------------------------------------------------------
        THE GCG TRUST
        Liquid Asset                                       $100             $123              $148             $233
        Limited Maturity Bond                              $100             $123              $148             $233
        Core Bond                                          $105             $137              $171             $280
        Fully Managed                                      $104             $135              $168             $274
        Total Return                                       $104             $133              $165             $268
        Asset Allocation Growth                            $105             $137              $171             $280
        Equity Income                                      $104             $135              $168             $274
        All Cap                                            $105             $137              $171             $280
        Growth and Income                                  $106             $140              $176             $290
        Real Estate                                        $104             $135              $168             $274
        Value Equity                                       $104             $135              $168             $274
        Investors                                          $105             $137              $171             $280
        International Equity                               $107             $144              $183             $304
        Rising Dividends                                   $104             $135              $168             $274
        Managed Global                                     $107             $144              $183             $304
        Large Cap Value                                    $105             $137              $171             $280
        Hard Assets                                        $104             $135              $168             $274
        Diversified Mid-Cap                                $105             $137              $171             $280
        Research                                           $104             $133              $165             $268
        Capital Growth                                     $105             $136              $171             $279
        Capital Appreciation                               $104             $135              $168             $274
        Small Cap                                          $104             $135              $168             $274
        Mid-Cap Growth                                     $104             $133              $165             $268
        Strategic Equity                                   $104             $135              $168             $274
        Special Situations                                 $106             $140              $176             $290
        Growth                                             $105             $136              $171             $279
        Developing World                                   $112             $159              $208             $351
        Internet Tollkeeper                                $113             $162              $213             $360

        THE PIMCO VARIABLE INSURANCE TRUST
        PIMCO High Yield Bond                              $102             $129              $158             $253
        PIMCO StocksPLUS Growth and Income                 $101             $126              $153             $243

        CREDIT SUISSE WARBURG PINCUS TRUST
        International Equity                              $108              $146             $186              $309

        PILGRIM VARIABLE INSURANCE TRUST
        Pilgrim VIT Worldwide Growth                      $107              $143             $182              $301

        THE PRUDENTIAL SERIES FUND
        Prudential Jennison                               $105              $138             $173              $283
        SP Jennison International Growth                  $111              $155             $202              $340

        PILGRIM VARIABLE PRODUCTS TRUST
        Pilgrim VP MagnaCap                               $106              $139             $176              $289
        Pilgrim VP SmallCap Opportunities                 $106              $139             $176              $289
        Pilgrim VP Growth Opportunities                   $106              $139             $176              $289

        PROFUNDS
        ProFund VP Bull                                   $113              $160             $210              $355
        ProFund VP Small-Cap                              $113              $160             $210              $355
        ProFund VP Europe 30                              $112              $159             $207              $350
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      ---------------------------------------------------------------------------------------------------------------
        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                  $109              $150             $193              $322

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                  $104              $134             $167              $272
        Pioneer Mid-Cap Value VCT                         $105              $137             $171              $280

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                  $106              $139             $175              $288
        INVESCO VIF-- Health Sciences                     $106              $138             $174              $286
        INVESCO VIF-- Utilities                           $109              $149             $191              $319
      ---------------------------------------------------------------------------------------------------------------


Example 4:

If you do not surrender your Contract at the end of the applicable time period and did not elect the earnings multiplier benefit rider, you would pay the following expenses for each $1,000 invested:

      ---------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      ---------------------------------------------------------------------------------------------------------------
        THE GCG TRUST
        Liquid Asset                                       $20              $ 63              $108             $233
        Limited Maturity Bond                              $20              $ 63              $108             $233
        Core Bond                                          $25              $ 77              $131             $280
        Fully Managed                                      $24              $ 75              $128             $274
        Total Return                                       $24              $ 73              $125             $268
        Asset Allocation Growth                            $25              $ 77              $131             $280
        Equity Income                                      $24              $ 75              $128             $274
        All Cap                                            $25              $ 77              $131             $280
        Growth and Income                                  $26              $ 80              $136             $290
        Real Estate                                        $24              $ 75              $128             $274
        Value Equity                                       $24              $ 75              $128             $274
        Investors                                          $25              $ 77              $131             $280
        International Equity                               $27              $ 84              $143             $304
        Rising Dividends                                   $24              $ 75              $128             $274
        Managed Global                                     $27              $ 84              $143             $304
        Large Cap Value                                    $25              $ 77              $131             $280
        Hard Assets                                        $24              $ 75              $128             $274
        Diversified Mid-Cap                                $25              $ 77              $131             $280
        Research                                           $24              $ 73              $125             $268
        Capital Growth                                     $25              $ 76              $131             $279
        Capital Appreciation                               $24              $ 75              $128             $274
        Small Cap                                          $24              $ 75              $128             $274
        Mid-Cap Growth                                     $24              $ 73              $125             $268
        Strategic Equity                                   $24              $ 75              $128             $274
        Special Situations                                 $26              $ 80              $136             $290
        Growth                                             $25              $ 76              $131             $279
        Developing World                                   $32              $ 99              $168             $351
        Internet Tollkeeper                                $33              $102              $173             $360

        THE PIMCO VARIABLE INSURANCE TRUST
        PIMCO High Yield Bond                              $22              $ 69              $118             $253
        PIMCO StocksPLUS Growth and Income                 $21              $ 66              $113             $243

        CREDIT SUISSE WARBURG PINCUS TRUST
        International Equity                               $28              $ 86             $146              $309

        PILGRIM VARIABLE INSURANCE TRUST
        Pilgrim VIT Worldwide Growth                       $27              $ 83             $142              $301
      ---------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                                                         1 YEAR           3 YEARS           5 YEARS          10 YEARS
      ---------------------------------------------------------------------------------------------------------------
        THE PRUDENTIAL SERIES FUND
        Prudential Jennison                                $25              $ 78             $133              $283
        SP Jennison International Growth                   $31              $ 95             $162              $340

        PILGRIM VARIABLE PRODUCTS TRUST
        Pilgrim VP MagnaCap                                $26              $ 79             $136              $289
        Pilgrim VP SmallCap Opportunities                  $26              $ 79             $136              $289
        Pilgrim VP Growth Opportunities                    $26              $ 79             $136              $289

        PROFUNDS
        ProFund VP Bull                                    $33              $100             $170              $355
        ProFund VP Small-Cap                               $33              $100             $170              $355
        ProFund VP Europe 30                               $32              $ 99             $167              $350

        AIM VARIABLE INSURANCE FUNDS
        AIM V.I. Dent Demographic Trends                   $29              $90              $153              $322

        PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Fund VCT                                   $24              $74              $127              $272
        Pioneer Mid-Cap Value VCT                          $25              $77              $131              $280

        INVESCO VARIABLE INVESTMENT FUNDS, INC.
        INVESCO VIF-- Financial Services                   $26              $79              $135              $288
        INVESCO VIF-- Health Sciences                      $26              $78              $134              $286
        INVESCO VIF-- Utilities                            $29              $89              $151              $319
      ---------------------------------------------------------------------------------------------------------------

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN, SUBJECT TO THE TERMS OF YOUR CONTRACT.

DEATH BENEFIT FOR EXCLUDED FUNDS

We will be designating certain investment portfolios as "Excluded Funds." Excluded Funds will include certain investment portfolios that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided. We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.

For the period of time, and to the extent, that you allocate premium or contract value to Excluded Funds, your death benefit attributable to that allocation will equal the contract value of that allocation. Any guarantee of death benefit in excess of contract value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or contract value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a pro rata basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the contract value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a pro rata basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

Adjustments for transfers involving both Excluded Funds and Special Funds will be calculated separately from adjustments for transfers involving Excluded Funds and Non-Special Funds, where applicable.

--------------------------------------------------------------------------------
                                   APPENDIX F
--------------------------------------------------------------------------------


               DEATH BENEFITS FOR CATEGORY YR-2001 CONTRACT OWNERS


Your death benefits and mortality and expense risk charge depend on the category of contract owners to which you belong and on the death benefit that you chose. There are three categories of contract owners covered by the Prospectus. For ease of reference, they are called Pre- 2001, Yr-2001 and May-2002.

The following is a general description of the categories:

      Pre-2001:      a) all contracts purchased prior to January 2,
                     2001; b) contracts purchased on or after January 2, 2001 which offer one death benefit option (as available in the state of issue at the time of purchase).

       Yr-2001: Contracts purchased on or after January 1, 2001, which offer five death benefit options and optional benefit riders and under which the determination of benefits when there are allocations to Special Funds is based on the better of the original Yr-2001 benefit calculation and the Special Funds "floor" (as available in the state of issue at the time of purchase).

       May-2002:     Contracts purchased on or after May 1, 2002, which offer
                     five death benefit options and optional benefit riders, and under which the determination of benefits when there are allocations to Special Funds is the same as the Special
                     Funds "floor," but all withdrawals are pro-rata (as available in the state of issue at the time of purchase).

The purpose of this Appendix F is to describe the death benefits applicable to contract owners in the Yr-2001 category. The mortality and expense risk charges for contract owners in Yr-2001 are described in the prospectus. The death benefits and mortality and expense risk charges for contract owners in the May-2002 category are described in the prospectus. OTHER THAN AS SPECIFIED BELOW, PLEASE SEE THE PROSPECTUS FOR A FULL DESCRIPTION OF YOUR DEATH BENEFIT OPTIONS AND OTHER CONTRACT FEATURES. CAPITALIZED TERMS HAVE THE SAME MEANING AS DESCRIBED IN THE PROSPECTUS.

THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOR CONTRACT OWNERS IN YR-2001. IF YOU ARE A PRE-2001 CONTRACT OWNER, PLEASE SEE APPENDIX E FOR A DESCRIPTION OF THE CALCULATION OF THE DEATH BENEFITS APPLICABLE UNDER YOUR CONTRACT. IF YOU ARE UNSURE OF WHICH CATEGORY APPLIES TO YOU, PLEASE CALL OUR CUSTOMER SERVICE CENTER. AS USED IN THIS APPENDIX F, "NON-SPECIAL FUNDS" HAS THE SAME MEANING AS "COVERED FUNDS" IN THE PROSPECTUS.

 We use the Base Death Benefit to help determine the minimum death benefit payable under each of the death benefit options described below. You do not elect the Base Death Benefit. The Base Death Benefit is equal to the greater of:

     1)   the contract value; and

     2)   the cash surrender value.

The STANDARD DEATH BENEFIT equals the GREATEST of the Base Death Benefit, the floor, and the SUM of:

     1)   the contract value allocated to Special Funds; and

     2) the Standard Minimum Guaranteed Death Benefit for amounts allocated to Non-Special Funds.

The Standard Minimum Guaranteed Death Benefit equals:

     1) the initial premium payment allocated to Special and Non-Special Funds, respectively;

     2) increased by premium payments and adjusted for transfers, allocated to Special and Non-Special Funds, respectively, after issue; and

     3) reduced by a pro rata adjustment for any withdrawal or transfer taken from the Special and Non-Special Funds, respectively.

       In the event of transfers from Special to Non-Special funds, the increase in the Minimum Guaranteed Death Benefit of the Non-Special Fund will equal the lesser of the reduction in the Minimum Guaranteed Death Benefit in the Special Fund and the contract value transferred. In the event of transfers from Non-Special to Special Funds, the increase in the Minimum Guaranteed Death Benefit of the Special Fund will equal the reduction in the Minimum Guaranteed Death Benefit in the Non-Special Fund.

THE FLOOR FOR THE DEATH BENEFIT IS the total premium payments made under the Contract reduced by a pro-rata adjustment for any withdrawal. ENHANCED DEATH BENEFIT OPTIONS. Under the Enhanced Death Benefit options, if you die before the annuity start date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected. For purposes of calculating the Enhanced Death Benefits, certain investment portfolios, and the Fixed Account are designated as "Special Funds." In addition to the Fixed Account, the investment portfolios designated currently as Special Funds are the Liquid Asset Portfolio and the Limited Maturity Bond Portfolio.

We may, with 30 days notice to you, designate any investment portfolio as a Special Fund on existing contracts with respect to new premiums added to such investment portfolio and also with respect to new transfers to such investment portfolio. Selecting a Special Fund may limit or reduce the enhanced death benefit.

For the period during which a portion of the contract value is allocated to a Special Fund, we may, at our discretion, reduce the mortality and expense risk charge attributable to that portion of the contract value. The reduced mortality and expense risk charge will be applicable only during that period.

The 7% SOLUTION ENHANCED DEATH BENEFIT, equals the GREATEST of:

     1)   the Standard Death Benefit;

     2)   the floor; and

     3) the sum of the contract value allocated to Special Funds and the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.

The 7% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals the lesser of:

     1) premiums, adjusted for withdrawals and transfers, accumulated at 7% until the earlier of attainment of age 80 or reaching the cap (equal to 3 times all premium payments, as reduced by adjustments for withdrawals) and thereafter at 0%, subject to a floor as described below, and

     2)   the cap.

Withdrawals of up to 7% per year of cumulative premiums are referred to as special withdrawals. Special withdrawals reduce the 7% Solution Minimum Guaranteed Death Benefit by the amount of contract value withdrawn. For any other withdrawals (withdrawals in excess of the amount available as a special withdrawal), a pro rata adjustment to the 7% Solution Minimum Guaranteed Death Benefit is made. The amount of the pro rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before the withdrawal. The amount of the pro rata adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where (a) is the 7% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal. Please see Appendix B for examples of the pro rata withdrawal adjustment for withdrawals other than special withdrawals.

Transfers from Special to Non-Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap for Special Funds on a pro rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the 7% Solution Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred. The increase in the cap for Non-Special Funds will equal the reduction in the cap for Special Funds.

Transfers from Non-Special to Special Funds will reduce the 7% Solution Minimum Guaranteed Death Benefit and the cap in the Non-Special Funds on a pro rata basis. The resulting increase in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Special Funds will equal the reduction in the 7% Solution Minimum Guaranteed Death Benefit and the cap for the Non-Special Funds.

THE FLOOR FOR THE 7 % SOLUTION ENHANCED DEATH BENEFIT is determined by the same calculations described above for the 7% Solution Minimum Guaranteed Death Benefit except as follows: If you transfer contract value to a Special Fund, the minimum floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the 7% annual effective rate as described above, subject to the age limit and the cap described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the minimum guaranteed death benefit above. Your death benefit will be the greater of the floor and the death benefit determined as described above.

The ANNUAL RATCHET ENHANCED DEATH BENEFIT equals the GREATEST of:

     1)   the Standard Death Benefit;

     2)   the floor; and

     3) the sum of the contract value allocated to Special Funds and the Annual Ratchet Minimum Guaranteed Death Benefit allocated to Non-Special Funds.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:

     1) the initial premium allocated at issue to Special and Non-Special Funds, respectively;

     2) increased dollar for dollar by any premium allocated after issue to Special and Non-Special funds, respectively;

     3) for Non-Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Non-Special Funds, and transfers between Special and Non-Special Funds) and the current contract value allocated to Non-Special Funds; for Special Funds, adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds from the prior anniversary (adjusted for new premiums, partial withdrawals allocated to Special Funds, and transfers between Special and Non-Special and Non-Special Funds) and the current contract value allocated to Special Funds.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit on a pro rata basis, based on the amount withdrawn from the Special and Non-Special Funds, respectively. The amount of the pro rata adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Non-Special Funds before withdrawal. The amount of the pro rata adjustment for Special Funds will equal (a) times (b) divided by
(c): where (a) is the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal; (b) is the contract value of the withdrawal; and (c) is the contract value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Special Funds on a pro rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit in the Non-Special Funds will equal the lesser of the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit in the Special Funds and the contract value transferred.

Transfers from Non-Special to Special Funds will reduce the Annual Ratchet Minimum Guaranteed Death Benefit for Non-Special Funds on a pro rata basis. The resulting increase in the Annual Ratchet Minimum Guaranteed Death Benefit for the Special Funds will equal the reduction in the Annual Ratchet Minimum Guaranteed Death Benefit for the Non-Special Funds.

THE FLOOR FOR THE ANNUAL RATCHET ENHANCED DEATH BENEFIT is determined as described above for the Annual Ratchet Minimum Guaranteed Death Benefit except that all investments will be treated as Non-Special Funds.

The MAX 7 ENHANCED DEATH BENEFIT equals the greater of the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit. Under this death benefit option, the 7% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit. Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted. The enhanced death benefits may not be available in all states.

DEATH BENEFIT FOR EXCLUDED FUNDS

We will be designating certain investment portfolios as "Excluded Funds." Excluded Funds will include certain investment portfolios that, due to their volatility, will be excluded from the death benefit guarantees that might otherwise be provided. We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact your death benefit.

For the period of time, and to the extent, that you allocate premium or contract value to Excluded Funds, your death benefit attributable to that allocation will equal the contract value of that allocation. Any guarantee of death benefit in excess of contract value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds. The death benefit provided under the Contract may be reduced to the extent that you allocate premium or contract value to Excluded Funds.

Transfers from Excluded Funds to Non-Excluded funds will reduce all death benefit components for Excluded Funds on a pro rata basis. Except with respect to any maximum guaranteed death benefit, the resulting increase in the Non-Excluded Funds death benefit component will equal the lesser of the reduction in the death benefit for Excluded Funds and the contract value transferred. With respect to the maximum guaranteed death benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed death benefit will equal the reduction in the maximum guaranteed death benefit for Excluded Funds.

Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds death benefit components on a pro rata basis. The resulting increase in the death benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds death benefit components.

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                                   APPENDIX G
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               OPTIONAL RIDER BENEFITS FOR YR-2001 CONTRACT OWNERS


The following is a description of the optional rider benefits for Yr-2001 contract owners who elected an optional rider benefit. We may be designating certain investment portfolios as "Excluded Funds". We may add new portfolios as Excluded Funds. We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days notice to you. Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification. Investment in Excluded Funds will impact the benefit under any optional rider that you have elected. If you never invest in Excluded Funds, your rider benefits will be unaffected. Other than as specified below, please see the prospectus for a complete description of your optional rider benefits. Capitalized terms have the same meaning as described in the prospectus.

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB) RIDER. The MGAB rider is an optional benefit which provides you with an MGAB benefit intended to guarantee a minimum contract value at the end of a specified waiting period. The MGAB is a one-time adjustment to your contract value in the event your contract value on the MGAB Benefit Date is less than a specified amount. The MGAB rider may offer you protection in the event your Contract loses value during the MGAB waiting period. For discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges." The MGAB rider offers a ten-year option and a twenty-year option, of which you may purchase only one. The ten-year option has a waiting period of ten years and, other than for allocations to Special Funds, guarantees that your contract value at the end of ten years will at least equal your initial premium payment, reduced pro-rata for withdrawals. Transfers made within 3 years prior to the MGAB Benefit Date will also reduce the benefit pro-rata. The twenty-year option has a waiting period of twenty years and, other than allocations to Special Funds, guarantees that your contract value at the end of twenty years will at least equal two times your initial premium payment, reduced pro-rata for withdrawals and reduced for transfers made within 3 years prior to the MGAB Benefit Date. If you add the 20 year option rider after the contract date, any payment of premiums after the rider date, and/or investments in the Special Funds, may prevent the MGAB Base from doubling over the waiting period. On the MGAB Benefit Date, which is the next business day after the applicable waiting period, we calculate your Minimum Guaranteed Accumulation Benefit.

     CALCULATING THE MGAB.  We calculate your MGAB as follows:

        1. WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

             The MGAB Base is tracked separately for Special and Non-Special Funds, based on the initial allocation of premium (or contract value), subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The aggregate MGAB Base is used to determine the MGAB on the MGAB Benefit Date. THE AGGREGATE MGAB BASE EQUALS THE SUM OF (1) THE LESSER OF THE MGAB BASE ALLOCATED TO SPECIAL FUNDS AND THE CONTRACT VALUE IN THE SPECIAL FUNDS; AND (2) THE MGAB BASE FOR NON-SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGAB BENEFIT. HOWEVER, THE MGAB BASE IS ALSO SUBJECT TO A "FLOOR" WHICH MAY PARTIALLY OFFSET THE EFFECTS OF INVESTING IN SPECIAL FUNDS.

             If you purchased the MGAB rider on the contract date, and

             (i) elected the ten-year option, your MGAB Base for Special and Non-Special Funds is equal to your initial premium plus any additional premium added to your Contract during the 2-year period after your rider date, reduced pro-rata for any withdrawals and any transfers made within 3 years prior to the MGAB Benefit Date; or

             (ii) elected the twenty-year option your MGAB Base for Special and
                  Non-Special Funds is equal to your initial premium, plus any additional premium added to your Contract during the 2-year period after your contract date, accumulated at the MGAB Rate reduced pro-rata for any withdrawals and reduced for any transfers made within 3 years prior to the MGAB Benefit Date. The MGAB Rate is the annual effective rate of 3.5265%. Accumulation of eligible additional premiums starts on the date the premium was received.

       If you purchased the MGAB rider after the contract date, your MGAB Base is equal to your contract value on the rider date, plus premiums added during the 2-year period after your rider date, accumulated at the MGAB Rate (if applicable, as described above) and adjusted pro-rata for withdrawals and transfers as described below. Only premiums added to your Contract during the 2-year period after your rider date are included in the MGAB Base. Any additional premium payments you added to your contract after the second rider anniversary are not included in the MGAB Base. Thus, the MGAB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

       Withdrawals taken while the MGAB rider is in effect, as well as transfers made within 3 years prior to the MGAB Benefit Date, will reduce the value of your MGAB Base pro rata. This means that the MGAB Base (and the MGAB Charge Base) will be reduced by the same percent as the percent of contract value that was withdrawn (or transferred). We will look to your contract value immediately before the withdrawal or transfer when we determine this percent.

                      Net transfers from Special Funds to Non-Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Special Funds on a pro rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Non-Special Funds equal to the lesser of the reduction in the MGAB Base for Special Funds and the net contract value transferred.

                      Net transfers from Non-Special Funds to Special Funds will reduce the MGAB Base and MGAB Charge Base allocated to Non-Special Funds on a pro rata basis. If the transfer is made more than 3 years before the Benefit Date, there will be a corresponding increase in the MGAB Base for Special Funds equal to the reduction in the MGAB Base for Non-Special Funds.

        2. THEN WE DETERMINE THE FLOOR. The floor will be calculated in the same manner as the MGAB Base described above, except as follows:
             For the ten-year option, all investments will be treated as Non-Special Funds. For the twenty-year option, if you transfer contract value to a Special Fund more than 3 years before the Benefit Date, the floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the MGAB Rate described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals and other transfers will reduce the floor as described for the MGAB Base above.

        3. WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB BENEFIT DATE FROM THE GREATER OF THE FLOOR AND YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

        4. ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it to the subaccounts in which you are invested pro-rata based on the proportions of your then contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Benefit Date, we will allocate the MGAB to the Liquid Asset subaccount on your behalf. After the crediting of the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

     PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the rider date if you choose the ten-year option and age 65 or younger on the rider date if you choose the twenty-year option. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

     THE MGAB BENEFIT DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Benefit Date is your 10th contract anniversary for the ten-year option or 20th contract anniversary for the twenty-year option. If you added the MGAB rider during the 30-day period preceding your first contract anniversary after the date of this prospectus, your MGAB Benefit Date will be the first contract anniversary occurring after 10 years (for the ten-year option) or 20 years (for the twenty-year option) after the rider date. The MGAB rider is not available if the MGAB Benefit Date would fall beyond the latest annuity start date.

     CANCELLATION. If you elected the twenty-year option, you have a one-time right to cancel the MGAB rider on your first contract anniversary that is at least 10 years after the rider date. If you purchased the MGAB rider during the 30-day period following the contract date, your one-time right to cancel the rider occurs on the tenth anniversary of your contract date. To cancel, you need to send written notice to our Customer Service Center at least 30 days before such anniversary date. If the MGAB rider is terminated before the MGAB Benefit Date, you will not be credited with the MGAB and we assess the pro-rata portion of the MGAB rider changes for the current quarter.

     NOTIFICATION. Any crediting of the MGAB will be reported in your first quarterly statement following the MGAB Benefit Date. MINIMUM GUARANTEED INCOME BENEFIT (MGIB) RIDER. The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay during the five contract years after you purchase the rider, the amount of contract value you allocate or transfer to the Special Funds, the MGIB Rate, the adjustment for Special Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds may limit the MGIB benefit. However, the MGIB Benefit Base is also subject to a "floor" which may partially offset the effects of investing in Special Funds. For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges." Ordinarily, the amount of income that will be available to you on the annuity start date is based on your contract value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize. If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:

             (i) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the Golden American Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

             (ii) your annuity income based on your contract value adjusted for any Market Value Adjustment (see the Golden American Fixed Account prospectus) on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

             (iii)the MGIB annuity income based on the greater of the floor and your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected. Prior to applying the MGIB income factors, we will adjust both the floor and the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment (see the Golden American Fixed Account prospectus) that would otherwise apply at annuitization.

Prior to your latest annuity start date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date. We require a 10-year waiting period before you can annuitize the MGIB rider benefit. The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary. At your request, the Company may in its discretion extend the latest contract annuity start date without extending the MGIB Benefit Date.

     DETERMINING THE MGIB ANNUITY INCOME. On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

        1. WE FIRST DETERMINE YOUR MGIB BENEFIT BASE. The MGIB Benefit Base is only a calculation used to determine the MGIB. The MGIB Benefit Base does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your cash surrender value and death benefits. Any reset of contract value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

             The MGIB Base is tracked separately for Special and Non-Special Funds, based on initial allocation of eligible premium (or contract value) and subsequently allocated eligible premiums, withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. The MGIB Benefit Base equals the sum of (1) the contract value of Special Funds, and (2) the MGIB Base for Non-Special Funds.

             The MGIB Base is equal to the lesser of (i) and (ii) where:

             (a) is your initial premium (or contract value on the rider date if you purchased the MGIB rider after the contract date), plus any eligible additional premiums added to your Contract, reduced pro-rata by all withdrawals taken while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and reaching the MGIB Base Maximum, and at 0% thereafter; and

             (b) is the MGIB Base Maximum, which equals 200% of allocated eligible premiums, adjusted for withdrawals and transfers.

             Eligible additional premium payments are those added more than 5 years before the earliest MGIB Benefit Date and are included in the MGIB Base. Premiums paid after that are excluded from the MGIB Base. Net transfers from Special Funds to Non-Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Special Funds on a pro rata basis. The resulting increase in the MGIB Base for Non-Special Funds will equal the lesser of the reduction in the MGIB Base for Special Funds and the net contract value transferred. The increase in the MGIB Base Maximum for Non-Special Funds equals the reduction in the MGIB Base Maximum for Special Funds.

             Net transfers from Non-Special Funds to Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Non-Special Funds on a pro rata basis. The resulting increase in the MGIB Base and the MGIB Base Maximum for Special Funds equals the reduction in the MGIB Base and MGIB Base Maximum for Non-Special Funds. Transfers to one or more Special Funds could reduce the MGIB Benefit.

             The MGIB Rate is currently 7%. The Company may at its discretion discontinue offering this rate. The MGIB Rate is an annual effective rate.

         2. WE THEN DETERMINE THE FLOOR. The floor will be calculated in the same manner as the MGIB Base described above, except as follows: If you transfer contract value to a Special Fund, the floor will not be reduced by the transfer. Instead, a portion of the floor (equal to the percentage of contract value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the contract value is transferred back to the Non-Special Funds. Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the MGIB Rate described above, subject to the age limit and the Maximum described above. Similarly, for contract value allocated directly to Special Funds, that portion of the floor will be the contract value allocated, and will not accumulate while invested in Special Funds. Withdrawals will reduce the floor as described for the MGIB Base above.

        3. THEN WE DETERMINE THE MGIB ANNUITY INCOME BY MULTIPLYING THE GREATER OF THE MINIMUM FLOOR AND YOUR MGIB BENEFIT BASE (ADJUSTED FOR ANY MARKET VALUE ADJUSTMENT AND PREMIUM TAXES) BY THE APPLICABLE INCOME FACTOR, AND THEN DIVIDING BY $1,000.

             The MGIB Income Options are available under the MGIB Rider:

               (i) Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Certain;

               (ii) Income for a 20-30 Year Period Certain; or

               (iii)Any other income plan offered by the Company in connection with the MGIB rider on the MGIB Benefit Date.

     On the MGIB Benefit Date, we would apply the greater of the floor and the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

     Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option. The greater amount of income will be available to you on the MGIB Benefit Date.

     PURCHASE. To purchase the MGIB rider, you must be age 79 or younger on the rider date and the ten-year waiting period must end at or prior to the latest annuity start date. The MGIB rider must be purchased (i) on the contract date, or (ii) within thirty days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later. There is a ten year waiting period before the MGIB rider can be exercised.

     THE MGIB BENEFIT DATE. If you purchased the MGIB rider on the contract date or added the MGIB rider within 30 days following the contract date, the MGIB Benefit Date is the contract anniversary next following or is incident with exercise of your option to annuitize after a ten-year waiting period from the contract date. If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider date when you decide to exercise your right to annuities under the MGIB rider.

     NO CHANGE OF ANNUITANT. Once the MGIB rider is purchased, the annuitant may not be changed except for the following exception. If an annuitant who is not a contract owner dies prior to annuitization, a new annuitant may be named in accordance with the provisions of your Contract. The MGIB Base is unaffected and continues to accumulate.

     NOTIFICATION. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise. The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date.

THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT. THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE. ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS UNDER YOUR CONTRACT. BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS. YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

MINIMUM GUARANTEED WITHDRAWAL BENEFIT (MGWB) RIDER. The MGWB rider is an optional benefit which guarantees that if your contract value is reduced to zero, you will receive periodic payments equal to all premium payments paid during the first two contract years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any contract year may not exceed 7% of your adjusted Eligible Payment Amount. If your contract value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. For a discussion of the charges we deduct under the MGWB rider, see "Optional Rider Charges." Your original Eligible Payment Amount depends on when you purchase the MGWB rider and is:

          (i) if you purchased the MGWB rider on the contract date, your premium payments received during the first two contract years; or

          (ii) if you purchased the MGWB rider after the contract date, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date.

     THE MGWB WITHDRAWAL ACCOUNT. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits. The MGWB Withdrawal Account is equal to the Eligible Payment Amount, tracked separately for Special and Non-Special Funds, adjusted for any withdrawals and transfers between Special and Non-Special Funds. THE MGWB WITHDRAWAL ACCOUNT EQUALS THE SUM OF (A) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO NON-SPECIAL FUNDS, AND (B) THE LESSER OF
(1) THE MGWB WITHDRAWAL ACCOUNT ALLOCATED TO SPECIAL FUNDS AND (2) THE CONTRACT VALUE IN THE SPECIAL FUNDS. THUS, INVESTING IN THE SPECIAL FUNDS MAY LIMIT THE MGWB WITHDRAWAL ACCOUNT. However, the MGWB Withdrawal Account is also subject to a "floor" which may partially offset the effects of investing in Special Funds.

Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Non-Special Funds and pro rata for Special Funds, based on the source of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Special and Non-Special Funds by the proportion that the withdrawal bears to the Contract Value of the Special and Non-Special Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Special and Non-Special Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Non-Special Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero. If the MGWB Withdrawal Account is greater than the floor and a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider. Net transfers from Special Funds to Non-Special Funds will reduce the MGWB Withdrawal Account allocated to Special Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Non-Special Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Special Funds and the net contract value transferred. Net transfers from Non-Special Funds to Special Funds will reduce the MGWB Withdrawal Account allocated to Non-Special Funds on a pro rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Special Funds equals the reduction in the MGWB Withdrawal Account for Non-Special Funds.

     THE FLOOR FOR YOUR MGWB WITHDRAWAL ACCOUNT is equal to the Eligible Payment Amount adjusted for any withdrawals. Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the floor by the dollar amount of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the floor for the MGWB Withdrawal Account and the Eligible Payment Amount by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The floor is also reduced by the amount of any periodic payments paid under the MGWB rider once your contract value is zero.

     If the floor is greater than the MGWB Withdrawal Account and a withdrawal reduces the floor to zero, the MGWB rider terminates and no further benefits are payable under the rider.

     GUARANTEED WITHDRAWAL STATUS. You may continue to make withdrawals in any amount permitted under your Contract so long as your contract value is greater than zero. See "Withdrawals." Making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the contract value at the time of the withdrawal. The MGWB rider, will remain in force, and you may continue to make withdrawals so long as:

          (i)  your contract value is greater than zero;

          (ii) your MGWB Withdrawal Account or the floor is greater than zero;

          (iii)your latest allowable annuity start date has not been reached;

          (iv) you have not elected to annuitize your Contract; and

          (v) you have not died (unless your spouse has elected to continue the contract), changed the ownership of the Contract or surrendered the Contract.

     The standard Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

     AUTOMATIC PERIODIC BENEFIT STATUS. Under the MGWB rider, in the event your contract value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status if the following conditions exist:

          (i)  your MGWB Withdrawal Account or the floor is greater than zero;

          (ii) your latest allowable annuity start date has not been reached;

          (iii)you have not elected to annuitize your Contract; and

          (iv) you have not died, changed the ownership of the Contract or surrendered the Contract.

     Once your Contract is given Automatic Periodic Benefit Status, the greater of the floor and the MGWB Withdrawal Account will be treated as the MGWB Withdrawal Account to determine any rider benefits. We will pay you the annual MGWB periodic payments, beginning on the next contract anniversary equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of (i) your contract's latest annuity start date, (ii) the death of the owner; or (iii) until your MGWB Withdrawal Account is exhausted. We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status (that is, your contract value is zero), we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of (i) payment of all MGWB periodic payments, and (ii) payment of the Commuted Value (defined below) or (iii) the owner's death has occurred.

     On the Contract's latest annuity start date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your annuity start date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for period(s) applicable to the remaining payments. Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

     DEATH BENEFIT DURING AUTOMATIC PERIODIC BENEFIT STATUS. If you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you elected the Max 7 Enhanced Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual benefit), the death benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status. In determining the amount of the death benefit during the Automatic Periodic Benefit Status, we deem your contract value to be zero and treat the MGWB periodic payments as withdrawals. In all other cases, the death benefit payable during Automatic Periodic Benefit Status is the greater of the floor and your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments. If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected death benefit option.

     PURCHASE. To purchase the MGWB rider, your must be age 80 or younger on the rider date. The MGWB rider must be purchased (i) on the contract date, or (ii) within 30 days after the contract date. For contracts issued more than 30 days before the date this rider first became available in your state, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval whichever is later.

                                   ING (logo)


                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

            Golden American Life Insurance Company is a stock company
                             domiciled in Delaware.
--------------------------------------------------------------------------------
ES II-121799                                                          05/01/2002

[INSERT PROSPECTUS]

                             PART B

               STATEMENT OF ADDITIONAL INFORMATION

                       Statement of Additional Information

                               GOLDENSELECT ES II

                          DEFERRED COMBINATION VARIABLE
                           AND FIXED ANNUITY CONTRACT

                                    ISSUED BY
                               SEPARATE ACCOUNT B

                                       OF
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus for the Golden American Life Insurance Company Deferred Variable Annuity Contract, which is referred to herein. The Prospectus sets forth information that a prospective investor ought to know before investing. For a copy of the Prospectus, send a written request to Golden American Life Insurance Company, Customer Service Center, P.O. Box 2700, West Chester, Pennsylvania 19380-1478 or telephone 1-800-366-0066.

                             DATE OF PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION:
                                   May 1, 2002

                                TABLE OF CONTENTS

ITEM                                                                       PAGE

Introduction                                                                  1
Description of Golden American Life Insurance Company                         1
Safekeeping of Assets                                                         1
The Administrator                                                             1
Independent Auditors                                                          1
Distribution of Contracts                                                     1
Performance Information                                                       2
IRA Partial Withdrawal Option                                                 9
Other Information                                                            10
Financial Statements of Golden American
 Life Insurance Company                                                      11
Financial Statements of Separate Account B                                   12

                                  INTRODUCTION

This Statement of Additional Information provides background information regarding Separate Account B.

              DESCRIPTION OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

[TO BE UPDATED BY AMENDMENT]

Golden American Life Insurance Company ("Golden American") is a stock life insurance company organized under the laws of the State of Delaware. On August 13, 1996, Equitable of Iowa Companies, Inc. (formerly Equitable of Iowa Companies) ("Equitable of Iowa") acquired all of the interest in Golden American and Directed Services, Inc. On October 24, 1997, Equitable of Iowa and ING Groep, N.V. ("ING") completed a merger agreement, and Equitable of Iowa became a wholly owned subsidiary of ING. ING, headquartered in The Netherlands, is a global financial services holding company with approximately $[ ] billion in assets as of December 31, 2001.

As of December 31, 2001, Golden American had approximately $[   ] million in
stockholder's equity and approximately $[ ] billion in total assets, including approximately $[ ] billion of separate account assets. Golden American is authorized to do business in all jurisdictions except New York. Golden American offers variable insurance products. Golden American formed a subsidiary, First Golden American Life Insurance Company of New York ("First Golden"), who is licensed to do variable annuity business in the states of New York and Delaware.

It is anticipated that on April 1, 2002, or shortly thereafter, First Golden will be merged into ReliaStar Life Insurance Company of New York, an affiliate.

                              SAFEKEEPING OF ASSETS

Golden American acts as its own custodian for Separate Account B.

                                THE ADMINISTRATOR

[TO BE UPDATED BY AMENDMENT]

Effective January 1, 1997, Equitable Life Insurance Company of Iowa ("Equitable Life") and Golden American became parties to a service agreement pursuant to which Equitable Life agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden American. Expenses incurred by Equitable Life in relation to this service agreement were reimbursed by Golden American on an allocated cost basis. No charges were billed to Golden American by Equitable Life pursuant to the service agreement in 1997. Equitable
Life billed Golden American [   ], $930,000 and $1,109,000 pursuant to the
service agreement in 2001, 2000 and 1999, respectively.

                              INDEPENDENT AUDITORS

______________ independent auditors, performs annual audits of Golden American and Separate Account B.

                            DISTRIBUTION OF CONTRACTS

[TO BE UPDATED BY AMENDMENT]

The offering of contracts under the prospectus associated with this Statement of Additional Information is continuous. Directed Services, Inc., an affiliate of Golden American, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products (the "variable insurance products") issued by Golden American. The variable insurance products were sold primarily through two broker/dealer institutions during the year ended December 31, 1998 and December 31, 1999. For the year ended December 31, 2001 only a single broker/dealer institution sold more than 10% of Golden American's variable insurance products. For the years ended 2001, 2000 and 1999 commissions paid by Golden American, including amounts paid by its subsidiary, First Golden American Life Insurance Company of

New York, to Directed Services, Inc. aggregated [   ], $208,883,000 and
$181,536,000, respectively. All commissions received by the distributor were passed through to the broker-dealers who sold the contracts. Directed Services, Inc. is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380-1478.

Under a management services agreement, last amended in 1995, Golden American provides to Directed Services, Inc. certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. Golden American charges Directed Services, Inc. for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of Directed Services, Inc. In the opinion of management, this method of cost allocation is reasonable. This fee, calculated as a percentage of average assets in the
variable separate accounts, was [     ], $21,296,000 and $10,136,000
for the years ended 2001, 2000 and 1999, respectively.

                             PERFORMANCE INFORMATION

[TO BE UPDATED BY AMENDMENT]

Performance information for the subaccounts of Separate Account B, including yields, standard annual returns and other non-standard measures of performance of all subaccounts, may appear in reports or promotional literature to current or prospective owners. Such non-standard measures of performance will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC. Negative values are denoted by minus signs ("-").

Performance information for measures other than total return do not reflect any applicable premium tax that can range from 0% to 3.5%. As described in the prospectus, four death benefit options are available. The following performance values reflect the election at issue of the 7% Solution Enhanced Death Benefit, thus providing values reflecting the highest aggregate contract charges. In addition, the performance values reflect the selection of the most costly optional benefit rider. If one of the other death benefit options had been elected, or if another optional benefit rider or no rider had been elected, the historical performance values would be higher than those represented in the examples.

SEC STANDARD MONEY MARKET SUBACCOUNT YIELDS
Current yield for the Liquid Asset Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes or income other than investment income) over a particular 7-day period, less a pro rata share of subaccount expenses which includes deductions for the mortality and expense risk charge and the administrative charge accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield = [(Base Period Return) +1)^365/7] - 1

The current yield and effective yield of the Liquid Asset Subaccount for the 7-day period December 25, 2000 to December 31, 2000 were 4.32% and 4.41% respectively.

SEC STANDARD 30-DAY YIELD FOR NON-MONEY MARKET SUBACCOUNTS
Quotations of yield for the remaining subaccounts will be based on all investment income per subaccount earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an accumulation unit on the last day of the period, according to the following formula:

     Yield = 2 x [((a - b)/(c x d) + 1)^6 - 1]

Where:    [a]  equals the net investment income earned during the period by the investment portfolio attributable to shares owned by a subaccount
          [b]  equals the expenses accrued for the period (net of
               reimbursements)
          [c]  equals the average daily number of units outstanding during the period based on the accumulation unit value
          [d]  equals the value (maximum offering price) per accumulation unit value on the last day of the period

Yield on subaccounts of Separate Account B is earned from the increase in net asset value of shares of the investmenr portfolio in which the subaccount invests and from dividends declared and paid by the investment portfolio, which are automatically reinvested in shares of the investment portfolio.

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR ALL SUBACCOUNTS
Quotations of average annual total return for any subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the subaccount), calculated pursuant to the formula:

     P(1+T)^(n)=ERV

Where:    (1)  [P]   equals a hypothetical initial premium payment of $1,000
          (2)  [T]   equals an average annual total return
          (3)  [n]   equals the number of years
          (4)  [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period
                     (or fractional portion thereof)

All total return figures reflect the deduction of the maximum sales load, the administrative charges, the mortality and expense risk charges and maximum optional benefit rider charge. The Securities and Exchange Commission (the "SEC") requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and 10 year periods (or, if less, up to the life of the security) for which performance is required to be calculated. This assumption may not be consistent with the typical contract owner's intentions in purchasing a contract and may adversely affect returns. Quotations of total return may simultaneously be shown for other periods, as well as quotations of total return that do not take into account certain contractual charges such as sales load.

Except for AIM V.I. Dent Demographic Trends Fund, Pioneer Fund VCT Portfolio, Pioneer Mid-Cap Value VCT Portfolio, INVESCO VIF-Financial Services Fund, INVESCO VIF-Health Sciences Fund, INVESCO VIF-Utilities Fund subaccounts which had not commenced operations as of December 31, 2001, Average Annual Total Return for the subaccounts presented on a standardized basis, which includes deductions for the maximum mortality and expense risk charge for the Max 7 Enhanced Death Benefit of 1.70%, administrative charges of 0.15%, contract administration charge annualized at [0.05%], a living benefit optional rider charge annualized at 0.75%, the earnings multiplier benefit rider charge annualized at 0.30%, and applicable surrender charges of 7% for the one year period and 3% for the five year period for the year ending December 31, 2001 were as follows:

**INFORMATION REGARDING ALL PERFORMANCE NUMBERS WILL BE UPDATED BY AMENDMENT**

Average Annual Total Return for Periods Ending 12/31/01 - Standardized with
 Rider Charges
----------------------------------------------------------------------------





* Total return calculation reflects certain waivers of portfolio fees and expenses.

The Average Annual Total Return for the same subaccounts presented on a standardized basis, which includes deductions for the maximum mortality and expense ratio charge for the Max 7 Enhanced Death Benefit of 1.70%, administrative charges of 0.15%, contract administration charge annualized at [0.05%], and applicable surrender charge, but without the rider charges, for the year ending December 31, 2001 were as follows:

**INFORMATION REGARDING ALL PERFORMANCE NUMBERS WILL BE UPDATED BY AMENDMENT**

Average Annual Total Return for Periods Ending 12/31/01 - Standardized
 without Rider Charges
-----------------------------------------------------------------------






* Total return calculation reflects certain waivers of portfolio fees and expenses.

NON-STANDARD AVERAGE ANNUAL TOTAL RETURN FOR ALL SUBACCOUNTS
Quotations of non-standard average annual total return for any subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the subaccount), calculated pursuant to the formula:

     P(1+T)^(n)]=ERV

Where:    (1)  [P]   equals a hypothetical initial premium payment of $1,000
          (2)  [T]   equals an average annual total return
          (3)  [n]   equals the number of years
          (4)  [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period
                     (or fractional portion thereof) assuming certain loading and charges are zero.

All total return figures reflect the deduction of the mortality and expense risk charge for the Max 7 Enhanced Death Benefit, the administrative charges and the optional benfit rider charge, but not the deduction of the maximum sales load and the annual contract fee.

Except for AIM V.I. Dent Demographic Trends Fund, Pioneer Fund VCT Portfolio, Pioneer Mid-Cap Value VCT Portfolio, INVESCO VIF-Financial Services Fund, INVESCO VIF-Health Sciences Fund, INVESCO VIF-Utilities Fund subaccounts which had not commenced operations as of December 31, 2001, Average Annual Total Return for the subaccounts presented on a non-standardized basis, which includes deductions for the maximum mortality and expense risk charge for the Max 7 Enhanced Death Benefit of 1.70%, and administrative charges of 0.15%, a living benefit optional rider charge annualized at 0.75% for all portfolios for all portfolios except Liquid Asset and Limited Maturity Bond, which are annualized at 0.50%, and the earnings multiplier benefit rider charge annualized at 0.30%, for the year ending December 31, 2001 were as follows:

**INFORMATION REGARDING ALL PERFORMANCE NUMBERS WILL BE UPDATED BY AMENDMENT**

Average Annual Total Return for Periods Ending 12/31/01 - Non-Standardized
 with Rider Charges
--------------------------------------------------------------------------






* Total return calculation reflects certain waivers of portfolio fees and expenses.

The Average Annual Total Return for the same subaccounts presented on a non-standardized basis, which includes deductions for the maximum mortality and expense risk charge for the Max 7 Enhanced Death Benefit of 1.70%, administrative charges of 0.15%, but without the rider charges, for the year ending December 31, 2001 were as follows:

**INFORMATION REGARDING ALL PERFORMANCE NUMBERS WILL BE UPDATED BY AMENDMENT**

Average Annual Total Return for Periods Ending 12/31/01 - Non-Standardized without Rider Charges
--------------------------------------------------------------------------






* Total return calculation reflects certain waivers of portfolio fees and expenses.

Performance information for a subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any subaccount reflects only the performance of a hypothetical contract under which contract value is allocated to a subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the investment portfolio of the Trust in which the Separate Account B subaccounts invest, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

PUBLISHED RATINGS
From time to time, the rating of Golden American as an insurance company by A.M. Best may be referred to in advertisements or in reports to contract owners. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A+ + to F. An A++ and A+ ratings mean, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

ACCUMULATION UNIT VALUE
The calculation of the Accumulation Unit Value ("AUV") is discussed in the prospectus for the Contracts under Performance Information. Note that in your Contract, accumulation unit value is referred to as the Index of Investment Experience. The following illustrations show a calculation of a new AUV and the purchase of Units (using hypothetical examples). Note that the examples below are calculated for a Contract issued with the 7% Solution Enhanced Death Benefit Option, the death benefit option with the highest mortality and expense risk charge. The mortality and expense risk charge associated with the 7% Solution Enhanced Death Benefit, the Deferred Annual Ratchet Death Benefit, the Annual Ratchet Enhanced Death Benefit and the Standard Death Benefit are lower than that used in the examples and would result in higher AUV's or contract values.

ILLUSTRATION OF CALCULATION OF AUV
     EXAMPLE 1.

     1. AUV, beginning of period                                    $10.00000000
     2. Value of securities, beginning of period                    $10.00000000
     3. Change in value of securities                                 0.10000000
     4. Gross investment return (3) divided by (2)                    0.01000000
     5. Less daily mortality and expense charge                       0.00005815
     6. Less daily asset based administrative charge                  0.00000411
     7. Net investment return (4) minus (5) minus (6)                 0.00993774
     8. Net investment factor (1.000000) plus (7)                     1.00993774
     9. AUV, end of period  (1) multiplied by (8)                  $ 10.09937740

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX) EXAMPLE 2.

     1. Initial premium payment                                        $1,000.00
     2. AUV on effective date of purchase (see Example 1)           $10.00000000
     3. Number of units purchased (1) divided by (2)                100.00000000
     4. AUV for valuation date following purchase (see Example 1)   $10.09937740
     5. Contract Value in account for valuation date
        following purchase (3) multiplied by (4)                       $1,009.94

                          IRA PARTIAL WITHDRAWAL OPTION

If the contract owner has an IRA contract and will attain age 70 1/2 in the current calendar year, distributions will be made in accordance with the requirements of Federal tax law. This option is available to assure that the required minimum distributions from qualified plans under the Internal Revenue Code (the "Code") are made. Under the Code, distributions must begin no later than April 1st of the calendar year following the calendar year in which the contract owner attains age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. Even if the IRA Partial Withdrawal Option is not elected, distributions must nonetheless be made in accordance with the requirements of Federal tax law.

Golden American notifies the contract owner of these regulations with a letter mailed on January 1st of the calendar year in which the contract owner reaches age 70 1/2 which explains the IRA Partial Withdrawal Option and supplies an election form. If electing this option, the owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (contract owner's life only) or, if the contract owner is married, on a joint life basis (contract owner's and spouse's lives combined). The contract owner selects the payment mode on a monthly, quarterly or annual basis. If the payment mode selected on the election form is more frequent than annually, the payments in the first calendar year in which the option is in effect will be based on the amount of payment modes remaining when Golden American receives the completed election form. Golden American calculates the IRA Partial Withdrawal amount each year based on the minimum distribution rules. We do this by dividing the contract value by the life expectancy. In the first year withdrawals begin, we use the contract value as of the date of the first payment. Thereafter, we use the contract value on December 31st of each year. The life expectancy is recalculated each year. Certain minimum distribution rules govern payouts if the designated beneficiary is other than the contract owner's spouse and the beneficiary is more than ten years younger than the contract owner.

                                OTHER INFORMATION

Registration statements have been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

    FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY


The audited financial statements of Golden American Life Insurance Company are listed below and are included in this Statement of Additional Information:

     Report of Independent Auditors
     Audited Financial Statements
        Consolidated Balance Sheets
        Consolidated Statements of Operations
        Consolidated Statement of Changes in Stockholder's Equity
        Consolidated Statements of Cash Flows
     Notes to Consolidated Financial Statements


--------------------------------------------------------------------------------
         FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------





**INFORMATION REGARDING 2001 YEAR END FINANCIAL NUMBERS WILL BE UPDATED BY
  AMENDMENT**

                   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B

The audited financial statements of Separate Account B are listed below and are included in this Statement of Additional Information:

     Report of Independent Auditors
     Audited Financial Statements
        Statement of Net Assets as of December 31, 2001 Statements of Operations for the year ended December 31, 2001 Statements of Changes in Net Assets for the years ended December 31, 2001 and 2000
     Notes to Financial Statements

--------------------------------------------------------------------------------
         FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B
--------------------------------------------------------------------------------




**INFORMATION REGARDING 2001 YEAR END FINANCIAL NUMBERS WILL BE UPDATED BY
  AMENDMENT**

                      PART C -- OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS

(a) (1) All financial statements are included in the Statement of Additional Information as indicated therein
    (2) Schedules I, III and IV follow. All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are omitted because they are not applicable or because the information is included elsewhere in the consolidated financial statements or notes thereto.

EXHIBITS

(1) Resolution of the board of directors of Depositor authorizing the establishment of the Registrant incorporated herein by reference to Item 24(b)(1) of Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on September 24, 1997 (File Nos. 333-28679, 811-5626).

(2)    N/A

(3)(a) Distribution Agreement between the Depositor and Directed
       Services, Inc. incorporated herein by reference to Item 24(b)
       (3)(a) of Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on September 24, 1997 (File Nos.
       333-28679, 811-5626).

   (b) Dealers Agreement incorporated herein by reference to Item 24(b)
       (3)(b) of Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on September 24, 1997 (File Nos.
       333-28679, 811-5626).

   (c) Organizational Agreement incorporated herein by reference to Item 24(b)(3)(c) of Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on September 24, 1997 (File Nos. 333-28679, 811-5626).

   (d) Assignment Agreement for Organizational Agreement incorporated herein by reference to Item 24(b)(3)(d) of Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate
       Account B filed with the Securities and Exchange Commission on September 24, 1997 (File Nos. 333-28679, 811-5626).

(4)(a) Form of Individual Deferred Combination Variable and Fixed Annuity Contract incorporated herein by reference to Item 24(b)(4)(a) of Post-Effective Amendment No. 7 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on October 2, 2000 (File Nos. 333-28679, 811-5626)

   (b) Form of Group Deferred Combination Variable and Fixed Annuity Contract incorporated herein by reference to Item 24(b)(4)(b) of Post-Effective Amendment No. 7 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on October 2, 2000 (File Nos. 333-28679, 811-5626)

   (c) Form of Individual Deferred Variable Annuity Contract incorporated herein by reference to Item 24(b)(4)(c) of Post-Effective Amendment No. 7 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on October 2, 2000 (File Nos. 333-28679, 811-5626)

   (d) Form of Deferred Combination Variable and Fixed Annuity Certificate incorporated herein by reference to Item 24(b)(4)(d) of Post-Effective Amendment No. 7 to a Registration Statement on
       Form N-4 for Separate Account B filed with the Securities and Exchange Commission on October 2, 2000 (File Nos. 333-28679, 811-5626)

   (e) Individual Retirement Annuity Rider Page incorporated herein by reference to Item 24(b)(4)(e) of Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate
       Account B filed with the Securities and Exchange Commission on September 24, 1997 (File Nos. 333-28679, 811-5626).

   (f) ROTH Individual Retirement Annuity Rider incorporated herein by reference to Item 24(b)(4)(f) of Post-Effective Amendment No. 1 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on February 12, 1998 (File Nos. 333-28679, 811-5626)

   (g) Minimum Guaranteed Accumulation Benefit Rider incorporated herein by reference to Item 24(b)(4)(g) of Post-Effective Amendment No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001
       (File Nos. 333-28679, 811-5626)

   (h) Minimum Guaranteed Income Benefit Rider incorporated herein by reference to Item 24(b)(4)(h) of Post-Effective Amendment No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001
       (File Nos. 333-28679, 811-5626)

   (i) Minimum Guaranteed Withdrawal Benefit Rider incorporated herein by reference to Item 24(b)(4)(i) of Post-Effective Amendment No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001
       (File Nos. 333-28679, 811-5626)

   (j) Earnings Enhancement Death Benefit Rider incorporated herein by reference to Item 24(b)(4)(j) of Post-Effective Amendment No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001
       (File Nos. 333-28679, 811-5626)

(5)(a) Individual Deferred Combination Variable and Fixed Annuity Application incorporated herein by reference to Item 24(b)(5)(a) of Post-Effective Amendment No. 4 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on January 27, 2000 (File Nos. 333-28679, 811-5626)

   (b) Group Deferred Combination Variable and Fixed Annuity Enrollment Form Individual Deferred Combination Variable and Fixed Annuity Application incorporated herein by reference to Item 24(b)(5)(b) of Post-Effective Amendment No. 4 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on January 27, 2000 (File Nos. 333-28679, 811-5626)

   (c) Individual Deferred Variable Annuity Application Individual Deferred Combination Variable and Fixed Annuity Application incorporated herein by reference to Item 24(b)(5)(c) of Post-Effective Amendment No. 4 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on January 27, 2000
       (File Nos. 333-28679, 811-5626)

(6)(a) Certificate of Amendment of the Restated Articles of Incorporation of Golden American, dated (03/01/95) incorporated herein by reference to
       Item 24(b)(6)(a) of Post-Effective Amendment No. 3 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999 (File Nos. 333-28679, 811-5626)

   (b) By-Laws of Golden American, dated (01/07/94) incorporated herein by reference to Item 24(b)(6)(b) of Post-Effective Amendment No. 3 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999
       (File Nos. 333-28679, 811-5626)

   (c) Resolution of the board of directors for Powers of Attorney, dated (04/23/99) incorporated herein by reference to Item 24(b)(6)(c) of Post-Effective Amendment No. 3 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999 (File Nos. 333-28679, 811-5626)

(7)    Not applicable

(8)(a) Participation Agreement between Golden American and Warburg Pincus Trust incorporated herein by reference to Item 24(b)(8)(a) of Post-Effective Amendment No. 3 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999 (File Nos. 333-28679, 811-5626)

   (b) Participation Agreement between Golden American and PIMCO Variable Insurance Trust incorporated herein by reference to Item 24(b)(8)(b) of Post-Effective Amendment No. 3 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999 (File Nos. 333-28679, 811-5626)

   (c) Administrative Services Agreement between Golden American and Equitable Life Insurance Company of Iowa incorporated herein by reference to
       Item 24(b)(8)(c) of Post-Effective Amendment No. 2 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 30, 1998 (File Nos.
       333-28679, 811-5626)

   (d) Service Agreement between Golden American and Directed Services, Inc. incorporated herein by reference to Item 24(b)(8)(d) of Post-Effective Amendment No. 2 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 30, 1998 (File Nos. 333-28679, 811-5626)

   (e) Asset Management Agreement between Golden American and ING
       Investment Management LLC incorporated herein by reference to
       Item 24(b)(8)(e) of Post-Effective Amendment No. 3 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999 (File Nos. 333-28679, 811-5626)

   (f) Reciprocal Loan Agreement between Golden American and ING America Insurance Holdings, Inc. incorporated herein by reference to
       Item 24(b)(8)(f) of Post-Effective Amendment No. 3 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999 (File Nos. 333-28679, 811-5626)

   (g) Revolving Note Payable between Golden American and SunTrust Bank incorporated herein by reference to Item 24(b)(8)(g) of Post-Effective Amendment No. 3 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 1999 (File Nos. 333-28679, 811-5626)

   (h) Surplus Note, dated 12/17/96, between Golden American and Equitable of Iowa Companies incorporated herein by reference to Item 24(b)(8)(h) of Post-Effective Amendment No. 5 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 26, 2000 (File Nos. 333-28679, 811-5626)

   (i) Surplus Note, dated 12/30/98, between Golden American and Equitable Life Insurance Company of Iowa incorporated herein by reference to Item 24(b)(8)(i) of Post-Effective Amendment No. 5 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 26, 2000 (File Nos. 333-28679, 811-5626)

   (j) Surplus Note, dated 09/30/99, between Golden American and ING AIH incorporated herein by reference to Item 24(b)(8)(j) of Post-Effective Amendment No. 5 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 26, 2000 (File Nos. 333-28679, 811-5626)

   (k) Surplus Note, dated 12/08/99, between Golden American and First Columbine Life Insurance Company Individual Deferred Combination Variable and Fixed Annuity Application incorporated herein by reference to Item 24(b)(8)(k) of Post-Effective Amendment No. 4 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on January 27, 2000 (File Nos. 333-28679, 811-5626)

   (l) Surplus Note, dated, 12/30/99, between Golden American and Equitable Life Insurance Company of Iowa Individual Deferred Combination
       Variable and Fixed Annuity Application incorporated herein by reference to Item 24(b)(8)(l) of Post-Effective Amendment No. 4 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on January 27, 2000 (File Nos.
       333-28679, 811-5626)

   (m) Participation Agreement between Golden American and Prudential Series Fund, Inc. incorporated herein by reference to Item 24(b)(8)(m) of Post-Effective Amendment No. 5 to a Registration Statement on
       Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 26, 2000 (File Nos. 333-28679, 811-5626)

   (n) Participation Agreement between Golden American and ING Variable Insurance Trust incorporated herein by reference to Item 24(b)(8)(n) of Post-Effective Amendment No. 5 to a Registration Statement on
       Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 26, 2000 (File Nos. 333-28679, 811-5626)

   (o) Amendment to the Participation Agreement between Golden American and Prudential Series Fund, Inc. incorporated herein by reference to
       Item 24(b)(8)(o) of Post-Effective Amendment No. 9 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on December 15, 2000 (File Nos.
       333-28679, 811-5626)

   (p) Reinsurance Agreement, dated 06/30/00, between Golden American and Equitable Life Insurance Company of Iowa incorporated herein by reference to Item 24(b)(8)(p) of Post-Effective Amendment No. 6 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on September 13, 2000 (File Nos.
       333-28679, 811-5626)

   (q) Renewal of Revolving Note Payable between Golden American and SunTrust Bank as of April 30, 2001 and expiring May 31, 2002 incorporated herein by reference to Item 24(b)(8)(q) of Post-Effective Amendment No. 12 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on or about September 28, 2001 (File Nos. 333-28679, 811-5626)

   (r) Reinsurance Agreement, effective 01/01/00, between Golden American and Security Life of Denver International Limited incorporated herein by reference to Item 24(b)(8)(r) of Post-Effective Amendment No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001 (File Nos. 333-28679, 811-5626)

   (s) Letter of Credit between Security Life of Denver International Limited and The Bank of New York for the benefit of Golden American incorporated herein by reference to Item 24(b)(8)(s) of Post-Effective Amendment
       No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001 (File Nos. 333-28679, 811-5626)

   (t) Form of Participation Agreement between Golden American and Pilgrim Variable Products Trust incorporated herein by reference to
       Item 24(b)(8)(t) of Post-Effective Amendment No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001 (File Nos. 333-28679, 811-5626)

   (u) Form of Participation Agreement between Golden American and ProFunds incorporated herein by reference to Item 24(b)(8)(u) of Post-Effective Amendment No. 10 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on April 23, 2001 (File Nos. 333-28679, 811-5626)

   (v) Amendment to the Reinsurance Agreement, amended 09/28/01, between Golden American and Security Life of Denver International Limited incorporated herein by reference to Item 24(b)(8)(v) of Post-Effective Amendment
       No. 13 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on October 26, 2001 (File Nos. 333-28679, 811-5626)

   (w) Form of Participation Agreement with AIM Advisors, Inc. and AIM Variable Insurance Funds incorporated herein by reference to Item 24(b)(8)(w) of Post-Effective Amendment No. 13 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on October 26, 2001 (File Nos. 333-28679, 811-5626)

   (x) Form of Participation Agreement with INVESCO Funds Group, Inc. and INVESCO Variable Investment Funds, Inc. incorporated herein by reference to Item 24(b)(8)(x) of Post-Effective Amendment No. 13 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on October 26, 2001 (File Nos.
       333-28679, 811-5626)

   (y) Form of Participation Agreement with Pioneer Investment Management, Inc. and Pioneer Variable Contracts Trust incorporated herein by reference to
       Item 24(b)(8)(y) of Post-Effective Amendment No. 13 to a Registration Statement on Form N-4 for Separate Account B filed with the Securities and Exchange Commission on October 26, 2001 (File Nos.
       333-28679, 811-5626)

(9)    [To Be Provided By Amendment]

(10)(a) [To Be Provided By Amendment]
    (b) [To Be Provided By Amendment]

(11)   Not applicable

(12)   Not applicable

(13)   Not applicable

(14)   Not applicable

(15)   Powers of Attorney

(16)  [To Be Provided By Amendment]

ITEM 25:  DIRECTORS AND OFFICERS OF THE DEPOSITOR


                           Principal                  Position(s)
Name                    Business Address              with Depositor
----                    ----------------              --------------
Robert C. Salipante     ReliaStar Financial Corp.     Director and Chief
                        20 Washington Avenue South    Executive Officer
                        Minneapolis, MN  55402

Chris D. Schreier       ReliaStar Financial Corp.     President
                        20 Washington Avenue South
                        Minneapolis, MN  55402

Thomas J. McInerney     ING Aetna Financial Services  Director
                        151 Farmington Avenue
                        Hartford, CT  06156

Mark A. Tullis          ING Insurance Operations      Director
                        5780 Powers Ferry Road
                        Atlanta, GA  30327-4390

Phillip R. Lowery       ING Insurance Operations      Director
                        5780 Powers Ferry Road
                        Atlanta, GA  30327-4390

Wayne R. Huneke         ING Insurance Operations      Director and Chief
                        5780 Powers Ferry Road        Financial Officer
                        Atlanta, GA  30327-4390

Kimberly J. Smith       Golden American Life Ins. Co. Executive Vice President,
                        1475 Dunwoody Drive           General Counsel and
                        West Chester, PA  19380       Assistant Secretary

James R. McInnis        Golden American Life Ins. Co. Executive Vice President
                        1475 Dunwoody Drive           and Chief Marketing
                        West Chester, PA  19380       Officer

Stephen J. Preston      Golden American Life Ins. Co. Executive Vice President
                        1475 Dunwoody Drive           and Chief Actuary
                        West Chester, PA  19380

Steven G. Mandel        Golden American Life Ins. Co. Senior Vice President and
                        1475 Dunwoody Drive           Chief Information Officer
                        West Chester, PA  19380

David L. Jacobson       Golden American Life Ins. Co. Senior Vice President and
                        1475 Dunwoody Drive           Assistant Secretary
                        West Chester, PA  19380

William L. Lowe         Equitable of Iowa Companies   Senior Vice President,
                        909 Locust Street             Sales & Marketing
                        Des Moines, IA  50309

David S. Pendergrass    ING Insurance Operations      Vice President and
                        5780 Powers Ferry Road        Treasurer
                        Atlanta, GA  30327-4390

Paula Cludray-Engelke   ReliaStar Financial Corp.     Secretary
                        20 Washington Avenue South
                        Minneapolis, MN  55402

ITEM 26: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor owns 100% of the stock of a New York company, First Golden American Life Insurance Company of New York ("First Golden"). The primary purpose for the formation of First Golden was to offer variable products in the state of New York. It is anticipated that First Golden will be merged into ReliaStar Life Insurance Company of New York, an affiliate of the Depositor on April 1, 2002, or shortly thereafter.

The following persons control or are under common control with the Depositor:

DIRECTED SERVICES, INC. ("DSI") This corporation is a general business corporation organized under the laws of the State of New York, and is wholly owned by ING Groep N.V. ("ING"). The primary purpose of DSI is to act as a broker-dealer in securities. It acts as the principal underwriter and distributor of variable insurance products including variable annuities as required by the SEC. The contracts are issued by the Depositor. DSI also has the power to carry on a general financial, securities, distribution, advisory or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation. DSI is also registered with the SEC as an investment adviser.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding stock is owned and controlled by ING. Various companies and other entities controlled by ING may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organizational chart.

The subsidiaries of ING Groep N.V., as of [     ], are included in this
Registration Statement as Exhibit 16.

ITEM 27:  NUMBER OF CONTRACT OWNERS

As of January 31, 2002, there are 78,217 qualified contract owners and 93,305 non-qualified contract owners in Golden American's Separate Account B.

ITEM 28: INDEMNIFICATION

Golden American shall indemnify (including therein the prepayment of expenses) any person who is or was a director, officer or employee, or who is or was serving at the request of Golden American as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise for expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him with respect to any threatened, pending or completed action, suit or proceedings against him by reason of the fact that he is or was such a director, officer or employee to the extent and in the manner permitted by law.

Golden American may also, to the extent permitted by law, indemnify any other person who is or was serving Golden American in any capacity. The Board of Directors shall have the power and authority to determine who may be indemnified under this paragraph and to what extent (not to exceed the extent provided in the above paragraph) any such person may be indemnified.

Golden American or its parents may purchase and maintain insurance on behalf of any such person or persons to be indemnified under the provision in the above paragraphs, against any such liability to the extent permitted by law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 29: PRINCIPAL UNDERWRITER

(a) At present, DSI, the Registrant's Distributor, also serves as principal underwriter for all contracts issued by Golden American. DSI is the principal underwriter for Separate Account A of Golden American, Separate Account B of Golden American, Alger Separate Account A of Golden American, Separate Account NY-B of First Golden, Separate Account A for Equitable Life Insurance Company of Iowa and The GCG Trust.

(b) The following information is furnished with respect to the principal officers and directors of Directed Services, Inc., the Registrant's Distributor. The principal business address for each officer and director following is 1475 Dunwoody Drive, West Chester, PA 19380-1478, unless otherwise noted.

Name and Principal             Positions and Offices
Business Address               with Underwriter
-------------------            ---------------------

James R. McInnis               President

Barnett  Chernow               Director and Executive Vice President
5780 Powers Ferry Road
Atlanta, GA  30327-4390

Kimberly J. Smith              Executive Vice President,
                               Secretary and General Counsel

Stephen J. Preston             Executive Vice President

David S. Pendergrass           Vice President and Treasurer
ING Insurance Operations
5780 Powers Ferry Road
Atlanta, GA  30327-4390

David L. Jacobson              Senior Vice President and Assistant Secretary

(c)

**INFORMATION REGARDING 2001 YEAR END COMMISSION NUMBERS FOR DSI WILL BE
  UPDATED BY AMENDMENT**

             2000 Net
Name of      Underwriting   Compensation
Principal    Discounts and       on       Brokerage
Underwriter  Commissions    Redemption  Commissions Compensation
-----------  ------------   ------------- ----------  -----------
DSI          $208,883,000       $0          $0           $0



ITEM 30: LOCATION OF ACCOUNTS AND RECORDS

Accounts and records are maintained by Golden American Life Insurance Company at 1475 Dunwoody Drive, West Chester, PA 19380, ING Insurance Operations,
5780 Powers Ferry Road, Atlanta, GA 30327-4390 and by Equitable Life Insurance Company of Iowa, an affiliate, at 909 Locust Street, Des Moines, IA 50309.

ITEM 31: MANAGEMENT SERVICES

None.

ITEM 32: UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as it is necessary to ensure that the audited financial statements in the registration statement are never more that 16 months old so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and,

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.


REPRESENTATIONS

1. The account meets definition of a "separate account" under federal securities laws.

2. Golden American Life Insurance Company hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                             SIGNATURES

As required by the Securities Act of 1933 and the Investment Company
Act of 1940, the Registrant, Separate Account B, has duly caused this Registration Statement to be signed on its behalf in the City of West Chester, Commonwealth of Pennsylvania, on the 21st day of February, 2002.



                                     SEPARATE ACCOUNT B
                                      (Registrant)

                                By:  GOLDEN AMERICAN LIFE
                                     INSURANCE COMPANY
                                     (Depositor)

                                By:
                                     --------------------
                                     Robert C. Salipante*
                                     Chief Executive Officer

Attest: /s/ Marilyn Talman
        ------------------------
         Marilyn Talman
         Vice President, Associate General Counsel
         and Assistant Secretary of Depositor

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 21, 2002.

Signature                     Title
---------                     -----

                              Director and Chief Executive
--------------------          Officer of Depositor
Robert C. Salipante*



                              Director, Senior Vice President
--------------------          and Chief Financial Officer
Wayne R. Huneke*


                DIRECTORS OF DEPOSITOR


----------------------
Robert C. Salipante*


----------------------
Thomas J. McInerney*


----------------------
Wayne R. Huneke*


----------------------
Mark A. Tullis*


----------------------
Phillip R. Lowery*


Attest: /s/ Marilyn Talman
        ------------------------
         Marilyn Talman
         Vice President, Associate General Counsel
         and Assistant Secretary of Depositor

*Executed by Marilyn Talman on behalf of those indicated pursuant to Power of Attorney.

                                EXHIBIT INDEX

ITEM      EXHIBIT                                                PAGE #
----      -------                                                ------

15        Powers of Attorney                                     EX-99.B15